                           ZENITH FLEXIBLE LIFE 2002

                                Flexible Premium
                        Variable Life Insurance Policies
                                   Issued by
                 New England Variable Life Separate Account of
                       New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000

     This prospectus offers individual flexible premium variable life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").

     The Policy provides premium flexibility. You may choose between two death benefit options. One provides a fixed death benefit equal to the Policy's face amount. The other provides a death benefit that may vary daily with the investment experience of the Eligible Funds. Cash value allocated to the Eligible Funds is not guaranteed, and fluctuates daily with the investment results of the Eligible Funds.

     You allocate net premiums among the investment Sub-Accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each Sub-Account of the Variable Account invests in shares of an Eligible Fund. The Eligible Funds are:

NEW ENGLAND ZENITH FUND

State Street Research Bond Income Series
MFS Total Return Series
State Street Research Money Market Series
Zenith Equity Series
FI Structured Equity Series
Balanced Series
Loomis Sayles Small Cap Series
Alger Equity Growth Series
Davis Venture Value Series
Harris Oakmark Focused Value Series
MFS Investors Trust Series
MFS Research Managers Series
FI Mid Cap Opportunities Series

METROPOLITAN SERIES FUND, INC.

Putnam Large Cap Growth Portfolio
Janus Mid Cap Portfolio
Russell 2000(R) Index Portfolio
Putnam International Stock Portfolio
MetLife Stock Index Portfolio
MetLife Mid Cap Stock Index Portfolio
Morgan Stanley EAFE(R) Index Portfolio
Lehman Brothers(R) Aggregate Bond Index Portfolio
State Street Research Aurora Portfolio
Janus Growth Portfolio
State Street Research Investment Trust Portfolio
Franklin Templeton Small Cap Growth Portfolio
Neuberger Berman Partners Mid Cap Value Portfolio
Harris Oakmark Large Cap Value Portfolio
State Street Research Large Cap Value Portfolio

MET INVESTORS SERIES TRUST

MFS Mid Cap Growth Portfolio
PIMCO Innovation Portfolio
Met/AIM Mid Cap Core Equity Portfolio
Met/AIM Small Cap Growth Portfolio
PIMCO Total Return Portfolio
State Street Research Concentrated International Portfolio

VARIABLE INSURANCE PRODUCTS FUND ("VIP")

Overseas Portfolio
Equity-Income Portfolio
High Income Portfolio

VARIABLE INSURANCE PRODUCTS FUND II ("VIP II")

Asset Manager Portfolio

AMERICAN FUNDS INSURANCE SERIES

American Funds Growth Fund
American Funds Growth-Income Fund
American Funds Global Small Capitalization Fund

     You receive State Street Research Money Market Sub-Account performance until 15 days (less in some states) after we apply your initial premium payment to the Policy. Thereafter, we invest the Policy's cash value according to your instructions.

     You may also allocate net premiums to a Fixed Account in most states. Special limits apply to Fixed Account transfers, premium allocations and withdrawals.

     You may cancel the Policy during the "Right to Examine Policy" period. Replacing existing insurance with the Policy might not be to your advantage. Before you buy a Policy, ask your registered representative if changing, or adding to, current insurance coverage would be advantageous.

     NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS http://www.sec.gov.

     THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

     WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


                                  MAY 8, 2002

                               TABLE OF CONTENTS

                                                              PAGE
                                                              -----
GLOSSARY....................................................    A-4
INTRODUCTION TO THE POLICIES................................    A-5
     The Policies...........................................    A-5
     Availability of the Policy.............................    A-6
     Policy Charges.........................................    A-7
     How the Policy Works...................................   A-12
     Receipt of Communications and Payments at NELICO's
      Designated Office.....................................   A-13
     NELICO.................................................   A-13
POLICY VALUES AND BENEFITS..................................   A-15
     Death Benefit..........................................   A-15
     Death Proceeds Payable.................................   A-16
     Change in Death Benefit Option.........................   A-17
     Cash Value.............................................   A-17
     Allocation of Net Premiums.............................   A-18
     Amount Provided for Investment under the Policy........   A-18
     Right to Examine Policy................................   A-19
CHARGES AND EXPENSES........................................   A-19
     Deductions from Premiums...............................   A-19
     Surrender Charge.......................................   A-20
     Monthly Deduction from Cash Value......................   A-21
     Charges Against the Eligible Funds and the Sub-Accounts
      of the Variable Account...............................   A-23
     Group or Sponsored Arrangements........................   A-23
PREMIUMS....................................................   A-24
     Flexible Premiums......................................   A-24
     Lapse and Reinstatement................................   A-25
OTHER POLICY FEATURES.......................................   A-26
     Increase in Face Amount................................   A-26
     Loan Provision.........................................   A-26
     Surrender..............................................   A-27
     Partial Withdrawal.....................................   A-28
     Reduction in Face Amount...............................   A-28
     Investment Options.....................................   A-29
     Transfer Option........................................   A-29
     Dollar Cost Averaging..................................   A-30
     Portfolio Rebalancing..................................   A-30
     Change of Insured Person...............................   A-31
     Payment of Proceeds....................................   A-31
     24 Month Conversion Right..............................   A-31
     Other Exchange Rights..................................   A-32
     Payment Options........................................   A-32
     Additional Benefits by Rider...........................   A-33
     Policy Owner and Beneficiary...........................   A-34

                                                              PAGE
                                                              -----
THE VARIABLE ACCOUNT........................................   A-34
     Investments of the Variable Account....................   A-35
     Investment Management..................................   A-37
     Substitution of Investments............................   A-39
     Share Classes of the Eligible Funds....................   A-39
THE FIXED ACCOUNT...........................................   A-39
     General Description....................................   A-40
     Values and Benefits....................................   A-40
     Policy Transactions....................................   A-40
DISTRIBUTION OF THE POLICIES................................   A-41
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY............   A-42
     Misstatement of Age or Sex.............................   A-42
     Suicide................................................   A-42
TAX CONSIDERATIONS..........................................   A-42
     Introduction...........................................   A-42
     Tax Status of the Policy...............................   A-42
     Tax Treatment of Policy Benefits.......................   A-43
     NELICO's Income Taxes..................................   A-45
MANAGEMENT..................................................   A-46
VOTING RIGHTS...............................................   A-48
RIGHTS RESERVED BY NELICO...................................   A-48
RESTRICTIONS ON FINANCIAL TRANSACTIONS......................   A-49
TOLL-FREE NUMBERS...........................................   A-49
REPORTS.....................................................   A-49
ADVERTISING PRACTICES.......................................   A-49
LEGAL MATTERS...............................................   A-50
REGISTRATION STATEMENT......................................   A-50
EXPERTS.....................................................   A-50
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES,
  CASH SURRENDER VALUES AND ACCUMULATED PREMIUMS............   A-51
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION...............   A-56
APPENDIX C: LONG TERM MARKET TRENDS.........................   A-74
APPENDIX D: USES OF LIFE INSURANCE..........................   A-75
APPENDIX E: TAX INFORMATION.................................   A-77
APPENDIX F: GUIDELINE PREMIUM TEST AND CASH VALUE
  ACCUMULATION TEST.........................................   A-78
FINANCIAL STATEMENTS........................................   AA-1

                                    GLOSSARY

     ACCOUNT.  A Sub-Account of the Variable Account or the Fixed Account.

     AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

     BASE POLICY.  The Policy without riders.

     CASH SURRENDER VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

     CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account.

     FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

     INVESTMENT START DATE. This is the later of the date we first receive a premium payment for the Policy and the Policy Date.

     LOAN ACCOUNT. The account to which cash value from the Variable and/or Fixed Accounts is transferred when a Policy loan is taken.

     PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy.

     PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

     POLICY DATE. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II of the application (if any) was signed and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, we issue the Policy with a Policy Date which is generally up to 31 days after issue. When you receive the Policy, you will have an opportunity to redate it to a current date.

     TARGET PREMIUM. We use the Target Premium to determine the amount of Surrender Charge that may apply on a surrender, lapse, face amount reduction, or a partial withdrawal or change in death benefit option that results in a face amount reduction. The Target Premium varies by issue age, sex, smoking status and any substandard rating of the insured and the Policy's base face amount.

     YOU.  "You" refers to the Policy Owner.

                          INTRODUCTION TO THE POLICIES

THE POLICIES

     The Policies are designed to provide lifetime insurance coverage. They are not offered primarily as an investment.

     Here is a summary of the Policy's basic features. You should read the entire prospectus for more complete information.

     -- You can make premium payments under the Policy based on a schedule you determine, subject to some limits. Your policy also provides flexibility to change your schedule at any time or make a payment that does not correspond with your schedule. We can limit or prohibit payments in some situations. (See "Premiums".)

     -- You can allocate net premiums to one or more of the Sub-Accounts of the Variable Account corresponding to mutual fund portfolios, in some states after an initial period in the State Street Research Money Market Sub-Account. (See "Allocation of Net Premiums" and "Investment Options".)

     -- The mutual fund portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, and a money market fund. You may allocate your Policy's cash value to a cumulative maximum of 49 accounts (including the Fixed Account) over the life of the Policy. (See "Investments of the Variable Account".) We may limit your initial selection to 25 accounts.

     -- If the Fixed Account is available in your state, you may also allocate cash value to that account. We provide guarantees of Fixed Account principal and interest. SPECIAL LIMITS APPLY TO FIXED ACCOUNT
                                 -------------------------------------
         TRANSFERS, PREMIUM ALLOCATIONS AND WITHDRAWALS. We have the right to
         -----------------------------------------------
         restrict withdrawals from, and transfers of cash value and allocations of premiums into, the Fixed Account. (See "The Fixed Account".)

     -- The cash value of the Policy will vary daily based on the net investment experience of your Policy's Sub-Accounts and the amount of interest credited to your Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision" and "Partial Withdrawal".)

     -- The portion of the cash value in the Sub-Accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

     -- You may choose between two death benefit options and two definitions of life insurance under the Policy. The level option death benefit equals the Policy's face amount. The variable option death benefit equals the face amount plus any cash value, which varies with the net investment experience of your Policy's Sub-Accounts and the rate of interest credited on your cash value in the Fixed Account. The death benefit in either case could increase to satisfy tax law requirements if the cash value reaches certain levels. (See "Death Benefit".)

     -- You may change your allocation of future net premiums at any time. (See "Allocation of Net Premiums" and "Investment Options".)

     -- A loan privilege and partial withdrawal feature are available. (See "Loan Provision" and "Partial Withdrawal".)

     -- The Policy allows you to withdraw cash value from the Policy or transfer cash value among the Sub-Accounts and the Fixed Account up to twelve times in a Policy year without our consent. Currently, we do not limit the number of Sub-Account transfers or withdrawals you may make in a Policy year. We reserve the right to impose a charge of $25 for each transfer or each withdrawal in excess of twelve. Transfers, withdrawals and allocations involving the Fixed Account are subject to special limits. (See "Partial Withdrawal", "Transfer Option" and "The Fixed Account--Policy Transactions".)

     -- Death benefits paid to the beneficiary generally are not subject to Federal income tax. Under current law, undistributed increases in cash value generally are not taxable to you. (See "Tax Considerations".)

     -- Loans, assignments and other pre-death distributions may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy or any death benefit reduction. If premium payments, a death benefit reduction, or a material change cause the Policy to become a "Modified Endowment Contract," then pre-death distributions (including loans) will be included in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premium payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

     -- If the Policy is not a Modified Endowment Contract, we believe that loans under the Policy will generally not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. However, the tax consequences associated with loans outstanding after the tenth policy year are uncertain. With some exceptions, other pre-death distributions under a Policy that is not a Modified Endowment Contract are includible in income only to the extent they exceed your investment in the Policy. (See "Tax Considerations".)

     -- During the "Right to Examine Policy" period you can return the Policy for a refund. (See "Right to Examine Policy".)

     -- Within 24 months after a Policy's date of issue, you may exercise the Policy's 24 Month Conversion Right. If you do, we allocate all of your Policy's cash value and future premiums to the Fixed Account. The purpose of the 24 Month Conversion Right is to provide you with fixed Policy values and benefits. (See "24 Month Conversion Right" for a description of this provision and for a description of the variation which applies to Policies issued in Maryland, New York and Connecticut.)

     In many respects the Policies are similar to fixed-benefit universal life insurance. Like universal life insurance, the Policies offer death benefits and provide flexible premiums, a cash value, and loan privileges.

     The Policies are different from fixed-benefit universal life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected Sub-Accounts.

     The Policies are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

     -- The Policy provides a death benefit based on our assumption of an actuarially calculated risk.

     -- If the cash surrender value is not sufficient to pay a Monthly Deduction, the Policy may lapse with no value unless you pay additional premiums. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

     -- In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

     -- The Variable Account, not the Policy Owner, owns the mutual fund shares.

     -- Federal income tax liability on any earnings is generally deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another do not incur tax liability under current law.

     --  Dividends and capital gains are automatically reinvested.

     For a discussion of some of the uses of the Policies, see "Appendix D: Uses of Life Insurance".

AVAILABILITY OF THE POLICY

     The Policies are available for insureds age 85 or younger on an underwritten basis and from the age of 20 to 70 on a guaranteed issue basis. (We issue guaranteed issue Policies based on very limited underwriting information.) We may consent to issue the Policies on insureds up to age 90. All persons must meet our underwriting and other requirements.

     The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount.

     We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your Sub-Account performance and cash values. The Policies may also be available with term riders that provide death benefit coverage at a lower overall current cost than coverage under the base Policy; however, term riders have no surrenderable cash value and terminate at the insured's age 100. (See "Other Policy Features--Additional Benefits by Rider".) To obtain more information about these other policies and term riders, contact our Home Office or your registered representative.

     For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies".

POLICY CHARGES

     PREMIUM-BASED CHARGES.  We deduct the following charges from premiums:

     -- A maximum sales charge of 5% (currently 2% in Policy year 11 and thereafter);

     --  A premium tax charge of 2.5%;

     --  A charge for federal taxes of 1.25%.

     In North Carolina, the maximum sales charge is 5.6% and the maximum premium tax charge is 1.9%.

     SURRENDER CHARGE. A Surrender Charge applies to a lapse, surrender, face amount reduction, or a partial withdrawal or change in death benefit option that results in a face amount reduction during the first ten Policy years, or during the first ten years following a face amount increase (nine years for issue age
90). For the first partial withdrawal in each Policy year, no Surrender Charge will apply on up to 10% of the cash surrender value at the time of the withdrawal. The maximum Surrender Charge equals 45% of the Target Premium. After the first Policy year (or after the first year following a face amount increase), the Surrender Charge declines ratably on a monthly basis over the remaining nine years of the Surrender Charge period until it reaches $0 in the last month of the tenth Policy year (or the tenth year following the face amount increase).

     We deduct the Surrender Charge from the Policy's available cash value, regardless of whether that cash value comes from premiums or investment experience.

     PROCESSING CHARGE. We reserve the right to impose a processing charge of $25 on each partial withdrawal in excess of 12 per Policy year. We also reserve the right to impose a $25 processing charge on each transfer between Sub-Accounts or between a Sub-Account and the Fixed Account in excess of 12 per Policy year.

     MONTHLY DEDUCTION FROM CASH VALUE. We deduct certain charges from the cash value:

     -- Monthly charge for the cost of insurance and for any benefits provided by rider;

     -- Monthly Administration and Issue Expense Charge during the first ten Policy years (and during the first ten Policy years following a face amount increase), that varies by issue age, risk class and, except for unisex Policies, sex of the insured. The monthly charge per $1000 of base Policy and Supplemental Coverage Term Rider face amount ranges from approximately 3 cents to 38 cents. Currently, the charge is applied only to the base Policy face amount;

     -- A Face Amount Increase Administration Charge of $100 that applies to each underwritten face amount increase and is deducted from the Policy's cash value on the monthly anniversary when the increase takes place;

     -- Monthly Policy Charge, currently equal to $25.00 per month in the first Policy year and $6.00 per month thereafter (guaranteed not to exceed these amounts in any year);

     -- Monthly Asset Charge against the cash value in the Variable Account for our mortality and expense risk, currently equal to an annual rate of .60% in Policy years 1-10; .25% in Policy years 11-20; and .15% thereafter (guaranteed not to exceed .70% in Policy years 1-10; .35% in Policy years 11-20; and .25% thereafter).

     CHARGES DEDUCTED FROM THE ELIGIBLE FUNDS. There are daily charges against the Eligible Fund assets for investment advisory services and fund operating expenses.

     NEW ENGLAND ZENITH FUND (CLASS A SHARES). The following table shows the annual operating expenses for each New England Zenith Fund series, based on actual expenses for 2001 (anticipated expenses for 2002 for the FI Mid Cap Opportunities Series), after any applicable expense deferral arrangement:

                           ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY APPLICABLE EXPENSE DEFERRAL)

                                                              MANAGEMENT    OTHER     TOTAL ANNUAL
                           SERIES                                FEES      EXPENSES     EXPENSES
                           ------                             ----------   --------   ------------
Zenith Equity...............................................     .66%        .09%         .75%*
State Street Research Bond Income...........................     .40%        .09%         .49%
State Street Research Money Market..........................     .35%        .07%         .42%
MFS Total Return............................................     .50%        .13%         .63%
FI Structured Equity........................................     .68%        .10%         .78%**
Loomis Sayles Small Cap.....................................     .90%        .10%        1.00%
Harris Oakmark Focused Value................................     .75%        .12%         .87%**
Balanced....................................................     .70%        .13%         .83%
Davis Venture Value.........................................     .75%        .08%         .83%**
Alger Equity Growth.........................................     .75%        .09%         .84%
MFS Investors Trust.........................................     .75%        .15%         .90%***
MFS Research Managers.......................................     .75%        .15%         .90%***
FI Mid Cap Opportunities....................................     .80%        .15%         .95%***

------------
  * Effective May 1, 2002, the Zenith Equity Series became a "fund of funds" that invests equally in three other series of the Zenith Fund--the FI Structured Equity Series, the Jennison Growth Series, and the Capital Guardian U.S. Equity Series (together, the "Underlying Series"). The Zenith Equity Series does not have a management fee, but has its own operating expenses, and will also bear indirectly the management fees and other operating expenses of the Underlying Series. Investing in a fund of funds, like the Zenith Equity Series, involves some duplication of expenses, and may be more expensive than investing in a series that is not a fund of funds. The expenses shown for the Zenith Equity Series for the year ended December 31, 2001, have been restated to reflect the impact of such indirect expenses of the Underlying Series, based upon the equal allocation of assets among the three Underlying Series. MetLife Advisers maintains the equal division of assets among the Underlying Series by rebalancing Zenith Equity Series' assets each fiscal quarter. Actual expenses, however, may vary as the allocation of assets to the various Underlying Series will fluctuate slightly during the course of each quarter. The Zenith Fund prospectus provides more specific information on the fees and expenses of the Zenith Equity Series.
 ** Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Total Annual Expenses would have been .74% for the FI Structured Equity Series, .84% for the Harris Oakmark Focused Value Series and .82% for the Davis Venture Value Series.
*** Without the applicable expense deferral arrangement (similar to that described below), Total Annual Expenses for the year ended December 31, 2001 would have been: 1.37% for the MFS Investors Trust Series and 1.06% for the MFS Research Managers Series. Anticipated Total Annual Expenses for the FI Mid Cap Opportunities Series (annualized from its May 1, 2002 start date) would be 1.30%.

     Our affiliate, MetLife Advisers, LLC (formerly New England Investment Management, LLC) advises the series of the New England Zenith Fund. MetLife Advisers and the Zenith Fund have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Series of the Zenith Fund, so that Total Annual Expenses of these Series will not exceed, at any time prior to April 30, 2003, the following percentages: .90% for the MFS Investors Trust Series; .90% for MFS Research Managers Series; and .95% for the FI Mid Cap Opportunities Series. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed by a Series for fees waived or Expenses paid if, in the future, actual Expenses are less than these expense limits.

     METROPOLITAN SERIES FUND (CLASS A SHARES). MetLife Advisers is the investment manager for the Portfolios of the Metropolitan Series Fund, Inc. The Portfolios pay investment management fees to MetLife Advisers and also bear other expenses. The chart below shows the total operating expenses of the Portfolios for the year ended December 31, 2001 (in the case of the State Street Research Large Cap Value Portfolio, anticipated expenses for 2002) after any applicable expense subsidy, as a percentage of Portfolio net assets.

                           ANNUAL OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY APPLICABLE EXPENSE SUBSIDY)

                                                              MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                        FEES       EXPENSES      EXPENSES
---------                                                     ----------    --------    ------------
Putnam Large Cap Growth.....................................     .80%         .20%         1.00%*
Janus Mid Cap...............................................     .67%         .07%          .74%
Russell 2000 Index..........................................     .25%         .30%          .55%*
Putnam International Stock..................................     .90%         .26%         1.16%**
MetLife Stock Index.........................................     .25%         .06%          .31%
MetLife Mid Cap Stock Index.................................     .25%         .20%          .45%*
Morgan Stanley EAFE Index...................................     .30%         .45%          .75%*
Lehman Brothers Aggregate Bond Index........................     .25%         .13%          .38%
State Street Research Aurora................................     .85%         .13%          .98%
Janus Growth................................................     .80%         .15%          .95%*
State Street Research Investment Trust......................     .48%         .05%          .53%**
Franklin Templeton Small Cap Growth.........................     .90%         .15%         1.05%*
Neuberger Berman Partners Mid Cap Value.....................     .69%         .12%          .81%**
Harris Oakmark Large Cap Value..............................     .75%         .11%          .86%**
State Street Research Large Cap Value.......................     .70%         .15%          .85%*

------------
 * Without the applicable expense subsidy arrangement (similar to that described below), Total Annual Expenses for the year ended December 31, 2001 would have been 1.12% for the Putnam Large Cap Growth Portfolio, .56% for the Russell 2000 Index Portfolio, .52% for the MetLife Mid Cap Stock Index Portfolio, .82% for the Morgan Stanley EAFE Index Portfolio, 2.26% for the Janus Growth Portfolio and 2.69% for the Franklin Templeton Small Cap Growth Portfolio. Anticipated Total Annual Expenses for the State Street Research Large Cap Value Portfolio would be 1.56% (annualized from the Portfolio's start date of May 1, 2002). Expenses of the Morgan Stanley EAFE Index Portfolio have been restated to reflect the terms of the expense arrangement described below.
** Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Total Annual Expenses would have been 1.14% for the Putnam International Stock Portfolio, .50% for the State Street Research Investment Trust Portfolio, .69% for the Neuberger Berman Partners Mid Cap Value Portfolio and .84% for the Harris Oakmark Large Cap Value Portfolio.

MetLife Advisers and the Metropolitan Series Fund have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Metropolitan Series Fund, so that Total Annual Expenses of these Portfolios will not exceed, at any time prior to April 30, 2003, the following percentages:
1.00% for the Putnam Large Cap Growth Portfolio; .55% for the Russell 2000 Index Portfolio; .45% for the MetLife Mid Cap Stock Index Portfolio; .75% for the Morgan Stanley EAFE Index Portfolio; .95% for the Janus Growth Portfolio; 1.05% for the Franklin Templeton Small Cap Growth Portfolio; and .85% for the State Street Research Large Cap Value Portfolio. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed for fees waived and Expenses paid with respect to the Janus Growth Portfolio, the

Franklin Templeton Small Cap Growth Portfolio and the State Street Research Large Cap Value Portfolio if, in the future, actual Expenses of these Portfolios are less than these expense limits.

     MET INVESTORS SERIES TRUST (CLASS A SHARES). The investment adviser for Met Investors Series Trust is Met Investors Advisory LLC ("Met Investors Advisory") (formerly known as Met Investors Advisory Corp.). The Portfolios of Met Investors Series Trust pay investment management fees to Met Investors Advisory and also bear certain other expenses. The total operating expenses of the Portfolios for the year ended December 31, 2001, after any applicable expense subsidy, as a percentage of Portfolio average net assets, were:

                           ANNUAL OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY APPLICABLE EXPENSE SUBSIDY)

                                                              MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                        FEES       EXPENSES     EXPENSES*
---------                                                     ----------    --------    ------------
MFS Mid Cap Growth..........................................      .00%         .80%          .80%
PIMCO Innovation............................................      .00%        1.10%         1.10%
Met/AIM Mid Cap Core Equity.................................      .00%         .90%          .90%
Met/AIM Small Cap Growth....................................      .00%        1.05%         1.05%
PIMCO Total Return..........................................      .00%         .65%          .65%
State Street Research Concentrated International............      .00%        1.10%         1.10%

------------
* Met Investors Advisory and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2003, the following percentages: .80% for the MFS Mid Cap Growth Portfolio, 1.10% for the PIMCO Innovation Portfolio, .90% for the Met/AIM Mid Cap Core Equity Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, .65% for the PIMCO Total Return Portfolio and 1.10% for the State Street Research Concentrated International Portfolio. Absent this Agreement, Total Annual Expenses (and Management Fees) for the period ended December 31, 2001 would have been 2.35% (.65%) for the MFS Mid Cap Growth Portfolio, 3.97% (1.05%) for the PIMCO Innovation Portfolio and 1.15% (.50%) for the PIMCO Total Return Portfolio (annualized from the February 12, 2001 start date for these Portfolios); and 6.93% (.75%) for the Met/AIM Mid Cap Core Equity Portfolio, 4.97% (.90%) for the Met/AIM Small Cap Growth Portfolio and 5.44% (.85%) for the State Street Research Concentrated International Portfolio (annualized from the October 9, 2001 start date for these Portfolios). Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory.

     VIP AND VIP II (INITIAL CLASS SHARES). The investment adviser for VIP and VIP II is Fidelity Management & Research Company ("FMR"). The Portfolios of VIP and VIP II pay investment management fees to FMR and also bear other expenses. For the year ended December 31, 2001, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were:

                                                              MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                        FEES       EXPENSES     EXPENSES*
---------                                                     ----------    --------    ------------
VIP Equity-Income...........................................     .48%         .10%          .58%
VIP Overseas................................................     .73%         .19%          .92%
VIP High Income.............................................     .58%         .13%          .71%
VIP II Asset Manager........................................     .53%         .11%          .64%

------------
* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .57% for VIP Equity-Income Portfolio, .87% for VIP Overseas Portfolio, .70% for VIP High Income Portfolio and .63% for VIP II Asset Manager Portfolio.

     AMERICAN FUNDS INSURANCE SERIES (CLASS 2 SHARES). The investment adviser for American Funds Insurance Series is Capital Research and Management Company ("Capital Research"). The Funds of American Funds Insurance Series pay investment management fees to Capital Research and also bear certain other expenses. For the year ended December 31, 2001, the total operating expenses of each Fund, as a percentage of Fund average net assets, were:

                                                        MANAGEMENT    12B-1     OTHER      TOTAL ANNUAL
FUND                                                       FEES       FEES     EXPENSES      EXPENSES
----                                                    ----------    -----    --------    ------------
American Funds Growth.................................     .37%         .25%     .01%           .63%
American Funds Growth-Income..........................     .33%         .25%     .02%           .60%
American Funds Global Small Capitalization............     .80%         .25%     .03%          1.08%

     An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to the Eligible Funds. We (or our affiliates) may also be compensated with 12b-1 fees from the Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. Some funds or their advisers (or other affiliates) may pay us more than others, and the amounts paid may be significant. New England Securities may also receive brokerage commissions on securities transactions initiated by an investment adviser.

     See "Charges and Expenses".

                              HOW THE POLICY WORKS
                                  [FLOW CHART]

Premium Payments

-  Flexible

-  Planned premium options

-  No Lapse Premium (in first five Policy years)

-  Secondary Guarantee Premium (to age 100)

Charges from Premium Payments

-  Sales Load: 5% (currently 2% in Policy years 11 and thereafter)

-  Premium Tax Charge: 2.5%

-  Charge for Federal Taxes: 1.25%

Cash Values

- Net premium payments invested in your choice of Eligible Fund investments or the Fixed Account (generally after an initial period in the State Street Research Money Market Sub-Account)

- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

-  We do not guarantee the cash value invested in the Eligible Funds

-  Any earnings you accumulate are generally free of any current income taxes

- You may change the allocation of future net premiums at any time. You may transfer funds among investment options (and to the Fixed Account). Currently we do not limit the number of Sub-Account transfers you can make in a Policy year.

- We reserve the right to impose a $25 charge on each partial withdrawal in excess of 12 per Policy year and on each Sub-Account transfer (including a transfer between a Sub-Account and the Fixed Account) in excess of 12 per Policy year.

-  We limit the amount of transfers from (and in some cases to) the Fixed
   Account

- You may allocate your cash value among a maximum of 49 accounts over the life of the Policy.

Loans

-  You may borrow your cash value

- Loan interest charge is 3.5%. (Currently we intend to charge 3.25% interest in Policy years 11-20 and 3.00% thereafter.) We transfer loaned funds out of the Fixed Account and the Eligible Funds into the Loan Account where we credit them with not less than 3.0% interest.

Retirement Benefits

-  Fixed settlement options are available for policy proceeds

Death Benefit

-  Level or Variable Death Benefit Options

- Guaranteed not to be less than face amount (less any loan and loan interest) during first five Policy years if the five-year No Lapse Premium guarantee is in effect, or until age 100 if the Secondary Guarantee Rider is in effect.

- On or after age 100, equal to cash value for insureds over age 80 at issue. For insureds age 80 or younger at issue, equal to the greater of (1) cash value and (2) the lesser of the face amount on the Policy anniversary at age 80 and at age 100.

-  Income tax free to named beneficiary (generally)

Daily Deductions from Assets

- Investment advisory fees and other expenses are deducted from the Eligible Fund values

Beginning of Month Charges

- We deduct the cost of insurance protection (reflecting any substandard risk or guaranteed issue rating) from the cash value each month

-  Any Rider Charges

-  Policy Charge: $25.00 per month (first year) and $6.00 per month thereafter

- Administration and Issue Expense Charge: Monthly charge ranging from approximately $.03 to $.38 per $1,000 of base Policy face amount that applies during the first ten Policy years or during the first ten Policy years following a face amount increase.

- Face Amount Increase Administration Charge: maximum one-time charge of $100 levied on each underwritten increase in the base Policy's face amount.

- Asset Charge applied against the cash value in the Variable Account at an annual rate of .60% in Policy years 1-10; .25% in Policy years 11-20; and .15% thereafter (guaranteed not to exceed 70% in Policy years 1-10; .35% in Policy years 11-20; and .25% thereafter)

Surrender Charge

- Applies on lapse, surrender, face amount reduction, or partial withdrawal or change in death benefit option that results in face reduction in first ten Policy years (or in first ten Policy years following a face amount increase). Maximum charge is 45% of Target Premium in first Policy year. After first Policy year, charge reduces ratably on a monthly basis over the remaining nine years of the surrender charge period.

Living Benefits

- If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive monthly charges during the period of disability up to certain limits.

-  You may surrender the Policy at any time for its cash surrender value

- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender

- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

- Subject to our rules, you may reinstate a lapsed Policy within three years of date of lapse if it has not been surrendered

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S DESIGNATED OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.

     The Designated Office for various Policy transactions is as follows:

Premium Payments                       New England Financial
                                       P.O. Box 4332
                                       Carol Stream, IL 60197-4332

Payment Inquiries and                  New England Financial/MetLife
Correspondence                         P.O. Box 30440
                                       Tampa, FL 33630-3440

Beneficiary and Ownership              New England Financial/MetLife
Changes                                P.O. Box 541
                                       Warwick, RI 02887-0541

Surrenders, Loans,                     New England Financial/MetLife
Withdrawals and                        P.O. Box 543
Sub-Account Transfers                  Warwick, RI 02887-0543

Cancellations (Free Look               New England Financial/MetLife
Period)                                Johnstown Client Relations Center
                                       Free Look Unit
                                       500 Schoolhouse Road
                                       Johnstown, PA 15904

Death Claims                           New England Financial/MetLife
                                       P.O. Box 542
                                       Warwick, RI 02887-0542

Sub-Account Transfers                  (800) 200-2214

All Other Telephone                    (800) 388-4000
Transactions and Inquiries

NELICO

     NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states and the District of Columbia. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is One Madison Avenue, New York, NY 10010. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is at 501 Boylston Street, Boston, Massachusetts 02116.

     The chart on the next page illustrates the relationship of NELICO, the Fixed Account, the Variable Account and the Eligible Funds.

                                  [FLOW CHART]

                                     NELICO

(Insurance company subsidiary of MetLife)

We deduct charges.

We allocate net premiums and net unscheduled payments to your choice of sub-accounts in the Variable Account or to the Fixed Account.

Premiums

Fixed Account

VARIABLE ACCOUNT
Zenith Equity Sub-Account
Zenith State Street Research Bond Income Sub-Account
Zenith State Street Research Money Market Sub-Account
Zenith MFS Total Return Sub-Account
Zenith FI Structured Equity Sub-Account
Zenith Loomis Sayles Small Cap Sub-Account
Zenith Balanced Sub-Account
Zenith Alger Equity Growth Sub-Account
Zenith Davis Venture Value Sub-Account
Zenith Harris Oakmark Focused Value Sub-Account
Zenith MFS Investors Trust Sub-Account
Zenith MFS Research Managers Sub-Account
Zenith FI Mid Cap Opportunities Sub-Account
Metropolitan Putnam Large Cap Growth Sub-Account
Metropolitan Janus Mid Cap Sub-Account
Metropolitan Russell 2000 Index Sub-Account
Metropolitan Putnam International Stock Sub-Account
Metropolitan MetLife Stock Index Sub-Account
Metropolitan MetLife Mid Cap Stock Index Sub-Account
Metropolitan Morgan Stanley EAFE Index Sub-Account
Metropolitan Lehman Brothers Aggregate Bond Index Sub-Account
Metropolitan State Street Research Aurora Sub-Account
Metropolitan Janus Growth Sub-Account
Metropolitan State Street Research Investment Trust Sub-Account
Metropolitan Franklin Templeton Small Cap Growth Sub-Account
Metropolitan Neuberger Berman Partners Mid Cap Value Sub-Account
Metropolitan Harris Oakmark Large Cap Value Sub-Account
Metropolitan State Street Research Large Cap Value Sub-Account
Met Investors MFS Mid Cap Growth Sub-Account
Met Investors PIMCO Innovation Sub-Account
Met Investors Met/AIM Mid Cap Core Equity Sub-Account
Met Investors Met/AIM Small Cap Growth Sub-Account
Met Investors PIMCO Total Return Sub-Account
Met Investors State Street Research Concentrated International Sub-Account VIP Equity-Income Sub-Account
VIP Overseas Sub-Account
VIP High Income Sub-Account
VIP II Asset Manager Sub-Account
American Funds Growth Sub-Account
American Funds Growth-Income Sub-Account
American Funds Global Small Capitalization Sub-Account
Sub-accounts buy shares of the Eligible Funds.

NEW ENGLAND ZENITH FUND
Zenith Equity Series
State Street Research Bond Income Series
State Street Research Money Market Series
MFS Total Return Series
FI Structured Equity Series
Loomis Sayles Small Cap Series
Balanced Series
Alger Equity Growth Series
Davis Venture Value Series
Harris Oakmark Focused Value Series
MFS Investors Trust Series
MFS Research Managers Series
FI Mid Cap Opportunities Series

METROPOLITAN SERIES FUND, INC.
Putnam Large Cap Growth Portfolio
Janus Mid Cap Portfolio
Russell 2000 Index Portfolio
Putnam International Stock Portfolio
MetLife Stock Index Portfolio
MetLife Mid Cap Stock Index Portfolio
Morgan Stanley EAFE Index Portfolio
Lehman Brothers Aggregate Bond Index Portfolio
State Street Research Aurora Portfolio
Janus Growth Portfolio
State Street Research Investment Trust Portfolio
Franklin Templeton Small Cap Growth Portfolio
Neuberger Berman Partners Mid Cap Value Portfolio
Harris Oakmark Large Cap Value Portfolio
State Street Research Large Cap Value Portfolio

MET INVESTORS SERIES TRUST
MFS Mid Cap Growth Portfolio
PIMCO Innovation Portfolio
Met/AIM Mid Cap Core Equity Portfolio
Met/AIM Small Cap Growth Portfolio
PIMCO Total Return Portfolio
State Street Research Concentrated International Portfolio

VIP
Equity-Income Portfolio
Overseas Portfolio
High Income Portfolio

VIP II
Asset Manager Portfolio

AMERICAN FUNDS INSURANCE SERIES
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds Global Small Capitalization Fund
Eligible Funds buy portfolio investments to support values and benefits of the Policies.

     THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. POLICIES ISSUED IN YOUR STATE MAY PROVIDE DIFFERENT FEATURES AND BENEFITS FROM, AND IMPOSE DIFFERENT COSTS THAN, THOSE DESCRIBED IN THIS PROSPECTUS. YOUR ACTUAL POLICY AND ANY ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS. YOU SHOULD READ THE POLICY CAREFULLY FOR ANY VARIATIONS IN YOUR STATE.

                           POLICY VALUES AND BENEFITS

DEATH BENEFIT

     If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary.

     DEATH BENEFIT OPTIONS--TO AGE 100. When you apply for a Policy, you choose between two death benefit options.

     The Option A (Face Amount) death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the "Code").

     The Option B (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Internal Revenue Code.

     CHOICE OF TAX TEST. The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements.

     When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and (2) the cash value accumulation test. The test you choose at issue cannot be changed.

     Under the GUIDELINE PREMIUM TEST, the death benefit will not be less than the cash value times the guideline premium factor. See Appendix F.

     Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, underwriting class and sex of the insured at the time of the calculation. Sample net single premium factors appear in Appendix F.

     If cash value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower, once the Policy's death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.

     TERM RIDER "IN" OR "OUT". If you add a Supplemental Coverage Term Rider to your Policy at issue, we will add the face amount of the rider to the face amount of the base Policy when we calculate the Policy death benefit under your chosen death benefit option ("Inside Term"). If you add a Convertible Supplemental Coverage Term Rider to your Policy at issue, we will not include the rider face amount in the calculation of the Policy death benefit but will simply add the face amount of the rider to the Policy proceeds ("Outside Term"). You may not select both Supplemental Coverage Term and Convertible Supplemental Coverage Term or change from one to the other.

     If you choose Supplemental Coverage Term, the Policy may have greater potential for the cash value to grow relative to the death benefit. If you choose Convertible Supplemental Coverage Term, the Policy may have greater potential for higher Policy proceeds relative to the cash value. Also, you may be able to convert Convertible Supplemental Coverage Term (but not Supplemental Coverage Term) to permanent insurance. If you choose Convertible Supplemental Coverage Term, any death benefit increases required by the Code will be triggered earlier than would be the case with Supplemental Coverage Term. These increases lead to higher Monthly Deductions. For more information on these term riders, see "Other Policy Features--Additional Benefits by Rider".)

     AGE 100. If the death benefit is payable on or after the insured's attained age 100, the death benefit will be:

     -- the cash value on the date of death, if the insured was older than 80 at issue (or under any Policy issued in Florida or Illinois), or

     -- the greater of (1) the cash value on the date of death, and (2) the lesser of the face amount of the Policy on the Policy anniversary when the insured was 80 and the face amount on the Policy anniversary when the insured is 100, if the insured was 80 or younger at issue.

     SECONDARY GUARANTEE RIDER. If available in your state, you may choose at issue the Secondary Guarantee Rider. If you choose this benefit, we determine whether the Secondary Guarantee is in effect on the first day of each Policy month until the insured reaches age 100. If the Secondary Guarantee is in effect, the Policy will not lapse even if the cash surrender value is less than the Monthly Deduction for that month. However, any shortfall will, in effect, cause your cash surrender value to have a negative balance. During any period in which your Policy has negative cash value, no earnings will be credited to the Policy. If a negative cash surrender value balance is not restored, then upon termination of the guarantee period, you will have to pay an amount sufficient to cover the accumulated outstanding Monthly Deductions, in addition to the amount you are required to pay to prevent lapse at the end of the grace period, in order to keep the Policy in force. (See "Premiums".)

     On the first day of a Policy month, if the total premiums you have paid, less all partial withdrawals and any outstanding Policy loan and loan interest (and less any cash value paid to you to allow the Policy to continue to qualify as life insurance), are at least equal to the sum of the Secondary Guarantee Premiums for each monthly anniversary since the Policy Date, then the guarantee will apply for that month.

     If your total premiums paid do not equal this amount, you will have a grace period of 62 days from the first day of the Policy month to pay a premium sufficient to keep the guarantee in force. If we do not receive this amount, the rider will terminate and the guarantee provided by the rider will no longer apply.

     We will restrict any premium payment that would cause the Policy to fail to meet the definition of a life insurance contract under the Internal Revenue Code. This limitation will not cause the Secondary Guarantee Rider to terminate.

     When testing whether the guarantee is in effect, we use each Secondary Guarantee Premium that applied to the Policy for the period of time it was in effect.

     If you choose this rider, the Monthly Deduction will include a charge for the rider until the rider terminates when the insured reaches age 100, unless the rider terminates before then. The rider will also terminate upon request or in the event of the following:

     --  death of the insured

     --  termination of the Policy

     --  change of insured

     -- addition of a term rider on the life of someone other than the insured, if you have selected the guideline premium test for the Policy.

DEATH PROCEEDS PAYABLE

     The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See "Lapse and Reinstatement".) We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death.

     We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit. (See "Limits to NELICO's Right to Challenge the Policy").

CHANGE IN DEATH BENEFIT OPTION

     After the first Policy year and prior to the insured's attained age 100 (85 in Florida), you may change your death benefit option by written request to our Designated Office. The change will be effective on the monthly anniversary on or following the date we receive your request. We may require proof of insurability. A change in death benefit option may have tax consequences.

     If you change from Option A (Face Amount) to Option B (Face Amount Plus Cash Value), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then the face amount of any Supplemental Coverage Term Rider, then any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), but not below the Policy minimum, and finally the face amount of any Adjustable Benefit Term Rider. A partial withdrawal of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A to Option B. (See "Surrender Charge".)

     If you change from Option B (Face Amount Plus Cash Value) to Option A (Face Amount), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change.

CASH VALUE

     Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in the Loan Account as a result of the loan. The cash value reflects:

     -- net premium payments

     -- the net investment experience of the Policy's Sub-Accounts

     -- interest credited to cash value in the Fixed Account

     -- interest credited to amounts held in the Loan Account for a Policy loan

     -- the death benefit option you choose

     -- Policy charges

     -- partial withdrawals

     -- transfers among the Sub-Accounts and the Fixed Account.

     We pay you the cash surrender value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest) and any Surrender Charge that applies. (See "Loan Provision" and "Surrender Charge".)

     The Policy's cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

     The Policy's total cash value in the Variable Account equals the number of accumulation units credited in each Sub-Account multiplied by that Sub-Account's accumulation unit value. We convert any premium, interest earned on loan cash value, or cash value allocated to a Sub-Account into accumulation units of the Sub-Account. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the cash value reduce the number of accumulation units credited in a Sub-Account. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Sub-Account's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date).

     The accumulation unit value of a Sub-Account depends on the net investment experience of its corresponding Eligible Fund and reflects fees and expenses of the Eligible Fund. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF") for that day (see below).

     The NIF for a Sub-Account reflects:

     -- the change in net asset value per share of the corresponding Eligible
        Fund (as of the close of regular trading on the Exchange) from its last value,

     -- the amount of dividends or other distributions from the Eligible Fund since the last determination of net asset value per share, and

     -- any deductions for taxes that we make from the Variable Account.

     The NIF can be greater or less than one.

ALLOCATION OF NET PREMIUMS

     Your cash value is held in the general account of NELICO or an affiliate until we issue the Policy. We credit the first net premium with net investment experience equal to that of the State Street Research Money Market Sub-Account from the investment start date until the day we apply the initial premium to the Policy (in states that require a refund of premiums if you exercise the Right to Examine Policy provision, until 15 days after we apply the initial premium to the Policy). (The "investment start date" is defined below.) Then, we allocate the cash value to the Sub-Accounts and/or the Fixed Account as you choose. You can allocate to a cumulative maximum of 49 accounts (including the Fixed Account) over the life of the Policy. We may limit your initial selection to 25 accounts.

     We will maintain an ongoing record of the accounts to which you allocate premiums and cash values. Each time you make an allocation to an account that has not previously received an allocation, the account will be added to your cumulative lifetime total. An account will not be counted more than once. You may therefore transfer all cash value out of an account and later reallocate cash value or premiums to that same account without increasing the number of accounts utilized. If an underlying fund is replaced by a new fund, the transfer of cash value to the new fund will not be considered a new allocation. Allocating premiums and cash value among a large number of accounts in early Policy years may limit your ability to take advantage of new funds that may be added in later years.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

     INVESTMENT START DATE. The investment start date is the later of: the date when we first receive a premium payment for the Policy and the Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means the earlier of receipt by our Designated Office (See "Receipt of Communications and Payments at NELICO's Designated Office") or by a NELICO agency.)

     PREMIUM WITH APPLICATION. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II (if any) of the application is signed and receipt of the premium payment. In that case, the Policy Date and investment start date are the same. The minimum amount of premium you must pay is the amount set forth in the application. You may only make one premium payment before the Policy is issued. When the Policy is delivered to you, you will need to pay any remaining monthly No Lapse Premiums for the period between the Policy Date and the delivery date. (See "Premiums".)

     If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited period that usually begins when we receive the premium for the Policy (or, if later, on the date when Part II of the application is signed). The maximum temporary coverage is the lesser of the amount of insurance applied for and $500,000 for standard and preferred risks ($250,000 for substandard risks and $50,000 for persons who are determined to be uninsurable). We may increase these limits. These provisions vary in some states.

     If we issue a Policy, Monthly Deductions begin from the Policy Date, even if we delayed the Policy's issuance for underwriting. The deductions are for the face amount of the Policy issued, even if the temporary insurance coverage during underwriting was for a lower amount. If we decline an application, we refund the premium payment made.

     PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, the Policy Date is generally up to 31 days after issue. When you receive the Policy, you will have an opportunity to redate it to a current date. The investment start date is the later of the Policy Date and the date we received the premium. Monthly Deductions begin on the Policy Date. Insurance coverage under the Policy begins when we receive the monthly No Lapse Premiums for the period since the Policy Date.

     BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the application is signed. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the No Lapse Premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges.

RIGHT TO EXAMINE POLICY

     You may cancel the Policy or an increase in face amount within ten days (more in some states) after you receive it. You may return the Policy or face amount increase to the Designated Office (see "Receipt of Communications and Payments at NELICO's Designated Office") or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any premiums paid (or any other amount that is required by state insurance law). If you return an increase in face amount, it is cancelled from its beginning, and we will return to your cash value the Monthly Deductions for the increase, as well as the Face Amount Increase Administration Charge.

                              CHARGES AND EXPENSES

     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and surrender charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

     We deduct a 5% sales charge from premiums.

     The sales charge is currently 2% rather than 5% for premiums paid in Policy year 11 and thereafter.

     In North Carolina, the maximum sales charge is 5.6%.

     We may reduce sales charges for Policies sold to some group or sponsored arrangements. Currently, you may purchase the Policy, in exchange for certain fixed-benefit life insurance policies issued by New England Mutual, NELICO or NELICO's affiliates, without a deduction for any sales charge from the amount of cash surrender value that you transfer to the Policy. Eligibility conditions apply. Your registered representative can advise you regarding terms and availability of these programs.

     PREMIUM TAX CHARGE. We deduct 2.5% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state and the 2.5% charge reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

     In North Carolina, the maximum premium tax charge is 1.9%.


     FEDERAL TAX CHARGE. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.


     EXAMPLE: The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $2,000 (in the first ten Policy years).


             NET
PREMIUM    PREMIUM
-------    -------
$2,000     $2,000
            - 175     (8.75% X 2,000 = total sales, premium tax and Federal tax
           -------    charges)
           $1,825     Net Premium

SURRENDER CHARGE

     If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the cash value. (For insureds whose issue age is 90 at issue of the Policy, or the face amount increase, the Surrender Charge period is nine years.) The maximum Surrender Charge is shown in your Policy.

     For the first partial withdrawal in any Policy year, no Surrender Charge will apply to 10% of the cash surrender value at the time of the withdrawal (or, if less, the amount of the partial withdrawal).

     We base the Surrender Charge on a percentage of the Target Premium. The Surrender Charge that applies during the first Policy year (or the first year
                              ----------------------------
following a face amount increase) is equal to 45% of the Target Premium. After the first Policy year, the Surrender Charge declines ratably on a monthly basis until it reaches $0 in the last month of the tenth Policy year (or the tenth year following a face amount increase).

                         EXAMPLES -- SURRENDER CHARGES

                                   HYPOTHETICAL            MAXIMUM SURRENDER
  INSURED                         TARGET PREMIUM                CHARGE
  -------                   ---------------------------    -----------------
  Male, Age 45                       $   6,900                 $   3,105
  Preferred Nonsmoker
  Face Amount $500,000
  Female, Age 45                     $   1,328                 $     598
  Preferred Smoker
  Face Amount $100,000
  Male, Age 55                       $  25,990                 $  11,696
  Standard Smoker
  Face Amount $1,000,000

     The table below shows the maximum Surrender Charge that applies to the Policy. The table shows the charge that applies if the lapse, surrender or face amount reduction occurs in any month of Policy year one and in the last month of Policy years two through ten.

                                                                               THE MAXIMUM SURRENDER
                                                    FOR POLICIES WHICH ARE    CHARGE IS THE FOLLOWING
                                                    SURRENDERED, LAPSED OR       PERCENTAGE OF ONE
                                                        REDUCED DURING            TARGET PREMIUM
                                                    ----------------------    -----------------------
Entire Policy Year                                             1                          45%
Last Month of Policy Years                                     2                          40%
                                                               3                          35%
                                                               4                          30%
                                                               5                          25%
                                                               6                          20%
                                                               7                          15%
                                                               8                          10%
                                                               9                           5%
                                                              10                           0%

     In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Reduction in Face Amount," "Partial Withdrawal" and "Change in Death Benefit Option".) The charge reduces the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the amount of the Policy's cash value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the cash value of the designated accounts.

MONTHLY DEDUCTION FROM CASH VALUE

     On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

     -- If your Policy is protected against lapse by the five year No Lapse Premium guarantee or the Secondary Guarantee Rider, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. During any period in which your Policy has negative cash value, no earnings will be credited to the Policy. If a negative cash surrender value balance is not restored, then upon termination of the guarantee period, you will have to pay an amount sufficient to cover the accumulated outstanding Monthly Deductions, in addition to the amount you are required to pay to prevent lapse at the end of the grace period, in order to keep the Policy in force. (See "Premiums".)

     -- If the five year No Lapse Premium guarantee or the Secondary Guarantee Rider is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent cash value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement".)

     There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 100.

     The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each. However, you may request that we charge the Monthly Deduction to a specific Sub-Account of the Variable Account or to the Fixed Account. If, in any month, the designated account has insufficient cash surrender value to satisfy the Monthly Deduction, we will charge the Monthly Deduction to all Sub-Accounts and, if applicable, the Fixed Account, in proportion to the cash value in each.

     The Monthly Deduction includes the following charges:

     POLICY CHARGE. The Policy Charge is currently equal to $25.00 per month in the first Policy year and $6.00 per month thereafter (guaranteed not to exceed these amounts in any year).

     ADMINISTRATION AND ISSUE EXPENSE CHARGE. During the first ten Policy years, and during the first ten Policy years following a face amount increase, we impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge ranges from approximately 3 cents to 38 cents per $1000 of base Policy and Supplemental Coverage Term Rider face amount, and varies by the insured's issue age and underwriting class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, the charge is applied only to the base Policy face amount.

     In addition, each time there is an underwritten increase in the face amount of the base Policy, we deduct a one-time Face Amount Increase Administration Charge of $100 from the Policy's cash value on the monthly anniversary when the increase takes place.

     MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction, except for the cost of insurance, Waiver of Monthly Deduction Rider and Secondary Guarantee Rider charges. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy may change from month to month.

     The guaranteed cost of insurance rates for a Policy depend on the insured's

     --  smoking status

     --  substandard rating

     --  age on the first day of the Policy year

     --  sex (if the Policy is sex-based).

     The current cost of insurance rates will also depend on

     --  underwriting class

     -- the insured's age at issue (and at the time of any face amount increase)

     --  the Policy year (and the year of any face amount increase).

     We guarantee that the rates for underwritten Policies will not be higher than rates based on

     -- the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable

     -- the 1980 Nonsmoker CSO Tables, for Policies issued on juvenile insureds (below age 18 at issue).

        However, in all states except New Jersey, the maximum rates for coverage provided under the Supplemental Coverage Term Rider will be based on 110% of the applicable 1980 CSO Table rates.

     The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.

     The underwriting classes we use are

     -- for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, rated nonsmoker, guaranteed issue smoker and guaranteed issue nonsmoker

     --  for Policies issued on juvenile insureds: standard and rated.

     Rated and guaranteed issue Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 1980 CSO Tables. (See below for a discussion of guaranteed issue Policies.)

     The following standard or better smoker and non-smoker classes are available for underwritten Policies:

     -- elite nonsmoker for Policies with total face amounts (base Policy plus Supplemental Coverage or Convertible Supplemental Coverage Term Riders) of $250,000 or more where the issue age is 18 through 80;

     -- preferred smoker and preferred nonsmoker for Policies with total face amounts (base Policy plus Supplemental Coverage or Convertible Supplemental Coverage Term Riders) of $100,000 or more where the issue age is 18 through 80;

     -- standard smoker and standard nonsmoker for Policies with total face amounts (base Policy plus Supplemental Coverage or Convertible Supplemental Coverage Term Riders) of $50,000 or more where the issue age is 18 through 90.

     The elite nonsmoker class offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

     Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

     We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. The classes available are guaranteed issue smoker and guaranteed issue nonsmoker. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in a standard class. Therefore, these Policies have their own cost of insurance rates. The cost of insurance rates are guaranteed not to exceed 100% of the 1980 CSO Tables (with smoker/nonsmoker modifications for non-juvenile insureds). Generally the current guaranteed issue rates will exceed current cost of insurance rates for a comparable underwritten Policy.

     Some group or sponsored arrangements may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of guaranteed issue or for amounts of insurance above our guaranteed issue limits. However, they may not choose guaranteed issue for some members of the group and simplified underwriting for others. There is no extra insurance charge for Policies issued on a simplified underwriting basis.

     CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. We charge for the cost of any additional rider benefits as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

     ASSET CHARGE. We impose a charge for our mortality and expense risks. Currently, the charge is made monthly, based on the cash value of the Policy in the Sub-Accounts of the Variable Account, at an annual rate of .60% in Policy years 1 through 10; .25% in Policy years 11 through 20; and .15% thereafter. The charge is guaranteed not to exceed .70% in Policy years 1 through 10; .35% in Policy years 11 through 20; and .25% thereafter.

     The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

     CHARGES FOR INCOME TAXES. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "NELICO's Income Taxes".)

     ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds. (See the "Policy Charges" section under "Introduction to the Policies.")

GROUP OR SPONSORED ARRANGEMENTS

     We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-tax qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

     We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-tax qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

     The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                                    PREMIUMS

FLEXIBLE PREMIUMS

     Within limits, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which is a level amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $10.

     You can pay Planned Premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. You can change your Planned Premium schedule by sending your request to us at our Designated Office.

     You may make payments by check or money order. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may also choose to have us withdraw your premium payments from your bank checking account or Nvest Cash Management Trust account. (This is known as the Master Service Account arrangement.)

     You may not make premium payments on or after the Policy anniversary when the insured reaches age 100, except for premiums required during the grace period.

     If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a "Modified Endowment Contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit". The amount of your "7-pay limit" is shown in your Policy illustration and in your annual Policy statement. If you make a payment that exceeds the "7-pay limit", we will notify you and give you an opportunity to receive a refund of the excess premium to prevent your Policy from becoming a Modified Endowment Contract. (See "Tax Considerations".) In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

     We allocate net payments to your Policy's Sub-Accounts as of the date we receive the payment. (See "Receipt of Communications and Payments at NELICO's Designated Office".)

     Under our current processing, unless you instruct us otherwise in writing, we treat a payment that is greater than the amount billed, first, as a payment of loan interest due, and second, as a premium payment. If a payment is less than the amount billed, we treat the entire payment as a premium payment. If the payment is equal to the amount billed, we apply the payment to premium and loan interest as set forth in the bill. We do not treat a payment as repayment of a Policy loan unless you instruct us to.

     If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loan Provision" and "Deductions from Premiums".)

     Two types of premium payment levels can protect your Policy against lapse
(1) for the first five Policy years, and (2) until age 100 of the insured.

     FIRST FIVE POLICY YEARS. In general, if you pay the five-year No Lapse Monthly Premium amount on time, the Policy will not lapse even if the cash surrender value is less than the Monthly Deduction in any month. If (a) the total premiums you have paid, less all partial withdrawals and any outstanding Policy loan balance and loan interest (and less any cash value paid to you to allow the Policy to continue to qualify as life insurance), at least equal (b) the total No Lapse Monthly Premiums for the Policy up to that Policy month, the Policy will not lapse. The guarantee will not apply if you reinstate the Policy. We recalculate the No Lapse Premium if (1) you change the face amount, (2) you add, delete or change rider coverage, (3) the rating classification for your Policy is changed,

(4) we correct a misstatement of the insured's age or sex, or (5) you change the insured. The No Lapse Annual Premium is shown in your Policy. The No Lapse Monthly Premium is one twelfth of the No Lapse Annual Premium.

     TO AGE 100. In general, if you choose the Secondary Guarantee Rider and pay the Secondary Guarantee Premiums on time, the Policy will stay in force until the insured reaches age 100. Your total premium payments (less any partial withdrawals, outstanding Policy loans, loan interest, and cash value paid to you to allow the Policy to continue to qualify as life insurance) must meet the requirements of the rider.

     We recalculate the Secondary Guarantee Premium if:

     --  you change your death benefit option

     --  you increase or decrease the face amount

     --  you add, delete or change rider coverage

     --  a correction is made in the age or sex of the insured

     --  the underwriting class of the Policy is changed.

     If your Policy is protected against lapse by the five year No Lapse Premium guarantee or the Secondary Guarantee Rider, we make the Monthly Deduction regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. During any period in which your Policy has negative cash value, no earnings will be credited to the Policy. If a negative cash surrender value balance is not restored, then upon termination of the guarantee period, you will have to pay an amount sufficient to cover the accumulated outstanding Monthly Deductions, in addition to the amount you are required to pay to prevent lapse at the end of the grace period, in order to keep the Policy in force.

LAPSE AND REINSTATEMENT

     LAPSE. Unless your Policy is protected by the Secondary Guarantee Rider or by the five-year No Lapse Premium guarantee, any month that your Policy's cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62 day grace period for payment of a premium large enough to pay the amount due. The amount due is the least of: a premium large enough to cover the Monthly Deduction amount due and all deductions from the premium; a premium large enough to satisfy the Secondary Guarantee Rider requirement, if the Policy has the rider; and a premium large enough to meet the five-year No Lapse Monthly Premium test. We will tell you the amount due. You have insurance coverage during the grace period, but if the insured dies before you have paid the premium, we deduct from the death proceeds the amount due for the period before the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.

     REINSTATEMENT. If your Policy has lapsed, in most states you may reinstate it within three years after the date of lapse if the insured has not attained age of 100. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.

     If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.

     Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

                             OTHER POLICY FEATURES

INCREASE IN FACE AMOUNT

     You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must not exceed the maximum age at which we currently offer new insurance for the amount of the increase. The minimum amount of increase permitted is $10,000 ($20,000 for Policies issued in New York or for insureds aged 90). The increase is effective on the monthly anniversary on or next following our receipt of a completed request at our Designated Office.

     A Face Amount Increase Administration Charge of $100 applies to each underwritten face amount increase, and is deducted from the Policy's cash value on the monthly anniversary when the increase takes effect. The face amount increase will have its own Target Premium, as well as its own Surrender Charge, monthly Administration and Issue Expense Charge rates, current cost of insurance rates, and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. When calculating the monthly cost of insurance charge, we attribute the Policy's cash value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to the Supplemental Coverage Term Rider, then to the Adjustable Benefit Term Rider, and finally to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.

LOAN PROVISION

     You may borrow all or part of the Policy's "loan value". The minimum loan amount is $500. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at NELICO's Designated Office".) You should contact our Designated Office or your registered representative for information on loan procedures.

     The Policy's loan value equals:

     (i)   the Policy's cash value; minus

     (ii)   the Policy's Surrender Charge; minus

     (iii) the amount of the most recent Monthly Deduction, times the number of Policy months to the earlier of the next Planned Premium due date and the next Policy anniversary; plus

     (iv) interest on the amount determined in (iii) at an annual rate of 3% to the next Policy anniversary; minus

     (v)   loan interest to the next Policy anniversary; minus

     (vi)  any outstanding Policy loans.

     EXAMPLE: Using the Policy illustrated on page A-52 assume that the Policy's Planned Premiums have been paid and that the Policy's Sub-Accounts have earned a constant 6% hypothetical gross annual rate of return (equal to a constant net annual rate of return of 5.17%). After the premium payment on the 10th Policy anniversary, the maximum amount that you could borrow (if there are no outstanding loans) would be determined as follows under an annual premium payment schedule:

(1)  Cash Value after Premium Payment on 10th Policy
     Anniversary............................................  $59,583
(2)  Cash Value Reduced by the Policy's Surrender Charge....   59,583
(3)  Amount Calculated in (2), Reduced by the Most Recent
     Monthly Deduction Times the Number of Policy Months to
     the Earlier of the Next Planned Premium Due Date and
     the Next Policy Anniversary............................   58,529
(4)  Amount Calculated in (3), Plus Interest at an Annual
     Rate of Return of 3% to the 11th Policy Anniversary....   60,136
(5)  Amount Calculated in (4), Reduced by Loan Interest to
     the Next Policy Anniversary............................   58,399

     A Policy loan reduces the Policy's cash value in the Sub-Accounts by the amount of the loan. A loan repayment increases the cash value in the Sub-Accounts by the amount of the repayment. Unless you request otherwise, we attribute Policy loans to the Sub-Accounts of the Variable Account and the Fixed Account in proportion to the cash value in each. We transfer cash value equal to the amount of the loan from the Sub-Accounts and the Fixed Account to the appropriate Loan Sub-Account within the Loan Account (which is part of NELICO's general account). The Loan Account has a Loan Sub-Account that corresponds to each Sub-Account of the Variable Account and the Fixed Account.

     When you make a loan repayment, we transfer an amount of cash value equal to the repayment from the Loan Account to the Sub-Accounts of the Variable Account and to the Fixed Account in the same proportion that the cash value in each Loan Sub-Account bears to the total cash value in the Loan Account.

     We guarantee that the interest rate charged on Policy loans will not be more than 3.50% per year. Currently, we charge:

     -- 3.5% in Policy years 1-10

     -- 3.25% in Policy years 11-20

     -- 3.00% in Policy years 21+.

     Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of cash value equal to the unpaid interest from the Sub-Accounts and the Fixed Account to the appropriate Loan Sub-Accounts in the same manner as a new loan.

     Cash value in the Loan Account earns interest at not less than 3% per year and is transferred on each Policy anniversary to the Sub-Accounts of the Variable Account and to the Fixed Account in the same proportion that the cash value in each Loan Sub-Account bears to the total cash value in the Loan Account. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.

     The amount taken from the Policy's Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

     If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums".)

     Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a Modified Endowment Contract should generally not be treated as a taxable distribution. A tax adviser should be consulted when considering a loan.

     If you surrender your Policy or your Policy lapses while there is an outstanding loan balance, there will generally be Federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. Please be advised that amounts borrowed and withdrawn reduce the Policy's cash value and any remaining cash value of the Policy may be insufficient to pay the income tax on your gains.

     If Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge, we notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. If your Policy is a Modified Endowment Contract, loans under your Policy may be treated as taxable distributions. (See "Tax Considerations" below.)

SURRENDER

     You may surrender a Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at NELICO's Designated Office".) The cash surrender value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) You may apply all or part of the cash surrender value to a payment option. (See "Payment Options".) A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL WITHDRAWAL

     After the Right to Examine Policy period you may withdraw a portion of the Policy's cash surrender value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. We reserve the right to decline a partial withdrawal request that would reduce the face amount below the Policy's required minimum. The minimum amount of a partial withdrawal request must be $500.

     We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the Fixed Account. (See "The Fixed Account".) Currently, we permit partial withdrawals of up to 100% of the cash surrender value in the Variable Account. We have the right to limit partial withdrawals to twelve per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal in excess of twelve per Policy year.

     If a partial withdrawal reduces your Policy's face amount, the amount of the Surrender Charge that will be deducted from your cash value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy.

     For the first partial withdrawal in each Policy year, no Surrender Charge will apply on up to 10% of the cash surrender value at the time of the withdrawal (or, if less, the amount of the partial withdrawal).

     Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any remaining initial face amount (including face amount increases resulting from a change in death benefit option) down to the required minimum (excluding riders), the amount of any Supplemental Coverage Term Rider, the face amount of any Adjustable Benefit Term Rider, and any face amount increases in the same order in which they were issued.

     You may not reinvest cash value paid upon a partial withdrawal in the Policy except as premium payments, which are subject to the charges described under "Deductions From Premiums".

     Unless you request otherwise, a partial withdrawal reduces the cash value in the Sub-Accounts of the Variable Account and the Fixed Account in the same proportion that the cash value in each bears to the Policy's total unloaned cash value. If current restrictions on the Fixed Account will not permit this allocation, we will ask you for an acceptable allocation. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at NELICO's Designated Office".)

     A reduction in the death benefit as a result of a partial withdrawal may create a Modified Endowment Contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations".)

REDUCTION IN FACE AMOUNT

     After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. You may reduce your Policy's face amount by reducing the face amount of your Supplemental Coverage Term Rider or your Adjustable Benefit Term Rider, if applicable, or by reducing the face amount of your base Policy.

     If you decrease the face amount of your base Policy, we deduct any Surrender Charge that applies from the Policy's cash value in proportion to the amount of the face amount reduction. (A reduction in the face amount of your Supplemental Coverage Term Rider or Adjustable Benefit Term Rider will not trigger a Surrender Charge.)

     A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy Federal income tax laws, a face amount reduction will not decrease the death benefit unless we deduct a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable.) We also may decrease any rider benefits attached to the Policy. The amount of any face reduction must be at least $10,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

     If you choose to reduce your base Policy face amount, we will first decrease any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, and then any remaining initial face amount (including any increase in face amount from a prior change in death benefit option).

     A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's cash value may have to be paid to you to comply with Federal tax law.

     A face amount reduction takes effect as of the monthly anniversary on or next following the date when we receive a request. You may only reduce the face amount of your Supplemental Coverage Term Rider on the Policy anniversary. You can contact your registered representative or the Designated Office for information on face reduction procedures.

     A reduction in the face amount of a Policy may create a Modified Endowment Contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations".)

INVESTMENT OPTIONS

     You can allocate your Policy's premiums and cash value among the Sub-Accounts of the Variable Account and the Fixed Account in any combination, as long as you choose no more than a cumulative total of 49 accounts (including the Fixed Account) over the life of the Policy. You may allocate any whole percentage to a Sub-Account. For special rules regarding allocations to the Fixed Account, see "The Fixed Account."

     You make the initial premium allocation when you apply for a Policy. We may limit your initial allocation to 25 accounts. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Receipt of Communications and Payments at NELICO's Designated Office.")

     See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION

     You may transfer your Policy's cash value between Sub-Accounts. (In states where we refund your premium if you exercise the Right to Examine Policy provision, your right to transfer begins after the first 15 days following application of the initial premium to the Policy.) We reserve the right to limit Sub-Account transfers to twelve per Policy year. Currently we do not limit the number of Sub-Account transfers per Policy year. We reserve the right to make a charge of $25 per transfer for transfers in excess of twelve in a Policy year. We treat all Sub-Account transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request. (See "Receipt of Communications and Payments at NELICO's Designated Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

     We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more Policy owners. In addition, certain Eligible Funds may restrict or refuse purchases of their shares, and impose a redemption fee as a result of certain market timing activities. You should read the prospectuses of the Eligible Funds for more details.

     You may request a Sub-Account transfer or reallocation of future premiums by written request (which may be telecopied) to us or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-200-2214. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions.

     We do not currently offer Internet transfer capability to Policy Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.


     Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.


DOLLAR COST AVERAGING


     You may select an automated transfer privilege called dollar cost averaging. The same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.



     Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each period (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). You must transfer a minimum of $100 to each account that you select under this feature. If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per Policy year, transfers made under the dollar cost averaging program will not count against the total number of transfers allowed in a Policy year nor be subject to any charge. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting your registered representative. You may not participate in the dollar cost averaging program while you are participating in the portfolio rebalancing program. (See "Portfolio Rebalancing" below). You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature. We reserve the right to suspend dollar cost averaging at any time.


PORTFOLIO REBALANCING

     You can select a portfolio rebalancing program for your cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. A portfolio rebalancing program automatically reallocates your cash value among the Sub-Accounts and the Fixed Account periodically to return the allocation to the allocation percentages you specify. Portfolio rebalancing is intended to transfer cash value from those accounts that have increased in value to those that have declined, or not increased as much, in value. Portfolio rebalancing does not guarantee profits, nor does it assure that you will not have losses.

     There are two methods of rebalancing available--periodic and variance.

     PERIODIC REBALANCING. Under this option you elect a frequency (monthly, quarterly, semi-annually or annually), measured from the Policy anniversary. On each date elected, we will rebalance the accounts by generating transfers to reallocate the cash value according to the investment percentages elected. You can exclude specific accounts from being rebalanced.

     VARIANCE REBALANCING. Under this option you elect a specific allocation percentage for the Fixed Account and each Sub-Account of the Variable Account. For each such account, the allocation percentage (if not zero) must be a whole percentage. You also elect a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific accounts from being rebalanced. On each monthly anniversary we will review the current account balances to determine whether any balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage for that fund. If any account is outside of the variance range, we will generate transfers to rebalance all of the specified accounts back to the predetermined percentages.

     If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per policy year, transfers resulting from portfolio rebalancing will not count against the total number of transfers allowed in a Policy year, nor be subject to any charge.

     You may elect either form of portfolio rebalancing by specifying it on the Policy application, or may elect it later for an in-force Policy, or may cancel it, by submitting a change form acceptable to us under our administrative rules.

     Only one form of portfolio rebalancing may be elected at any one time, and portfolio rebalancing may not be used in conjunction with dollar cost averaging. (See "Dollar Cost Averaging".) We reserve the right to suspend portfolio rebalancing at any time. There is no charge for this feature.

CHANGE OF INSURED PERSON

     We offer a benefit that permits you to change the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable and that you have an insurable interest in that person's life. The right to change the insured person is subject to some restrictions, may result in a cost or credit to you and we reserve the right to charge a fee not to exceed $25 for processing the change. A change of the insured person is a taxable exchange. In addition, a change of the insured person could reduce the amount of premiums you can pay into the Policy under Federal tax law and, therefore, may require a partial withdrawal of cash value. (No Surrender Charge will apply.)

     Your registered representative can provide current information on the availability of this benefit. You should consult your tax adviser before changing the insured person under your Policy.

PAYMENT OF PROCEEDS

     We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Sub-Accounts within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at NELICO's Designated Office".) However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Sub-Accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted as determined by the SEC,
(ii) if the SEC by order permits postponement or determines that an emergency exists that makes payments or Sub-Account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

     We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

     Unless otherwise requested, we may apply the Policy's death proceeds to our Total Control Account. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account is an interest-bearing checking account through which you have convenient and complete access to the proceeds, which are maintained in our general account or that of an affiliate.

     Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

24 MONTH CONVERSION RIGHT


     GENERAL RIGHT. Generally, during the first two Policy years, you may convert the Policy to fixed benefit coverage by transferring all of your Policy's cash value to the Fixed Account. The transfer will not be subject to a transfer charge, if any, and it will have no effect on the Policy's death benefit, face amount, net amount at risk, risk classification or issue age. The request to convert to fixed benefit coverage must be in written form satisfactory to us.

     You may exercise this privilege only once within the first two Policy years. If you do so, we will automatically allocate all future net premiums to the Fixed Account and transfers of cash value to the Variable Account will no longer be permitted.

     The Policy permits us to limit allocations to the Fixed Account under some circumstances. (See "The Fixed Account.") If we limit such allocations, you may still exercise the 24 Month Conversion Right.

     FOR POLICIES ISSUED IN MARYLAND, NEW YORK AND CONNECTICUT. Under Policies issued in Maryland, New York and Connecticut, you can exchange the face amount of your Policy for a fixed benefit life insurance policy provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within the first two Policy years. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. The new policy will have the same issue age, underwriting class and policy date as the variable life policy had. We will attach any riders to the original Policy to the new policy if they are available.

     Contact our Designated Office or your registered representative for more specific information about the 24 Month Conversion Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

OTHER EXCHANGE RIGHTS

     FOR POLICIES ISSUED IN NEW YORK. Under policies issued in New York, you can exchange your Policy while it is in force for a new policy which provides Paid-Up Insurance. Paid-Up Insurance will be provided by using the cash surrender value of the Policy as a net single premium at your age on the date of the exchange. Paid-Up Insurance is permanent insurance with no further premiums due. The face amount of the new policy of Paid-Up Insurance may be less than the face amount of this Policy.

     GROUP OR SPONSORED ARRANGEMENTS. For a Policy issued in certain business situations, we offer the additional option of exchanging the Policy at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by us or an affiliate. (Availability of this feature depends on state insurance department approval and on the insured's risk classification.) Contact your registered representative for more information about this feature.

PAYMENT OPTIONS

     We pay the Policy's death benefit and cash surrender value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Receipt of Communications and Payments of NELICO's Designated Office".) The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted.

     The following payment options are available:

     (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.0% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.

     (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) for the longer of the life of the payee or 10 years, (ii) for the longer of the life of the payee or 15 years, or (iii) for the longer of the life of the payee or 20 years.

     (iii) LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any remaining proceeds in one sum.

     (iv) INTEREST. We hold proceeds and pay interest of at least 3.0% a year monthly or add it to the principal annually. Withdrawals of at least $500 may be made at any time by written request.

     (v) LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, but for at least 10 years, or (ii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

     (vi) SPECIFIED AMOUNT OF INCOME. We make monthly payments of a chosen amount until the entire proceeds, with interest, are paid.

     You need our consent to use an option if the installment payments would be less than $50.

ADDITIONAL BENEFITS BY RIDER

     You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

     The term riders discussed below permit you, by purchasing term insurance, to increase your insurance coverage. Term riders have no surrenderable cash value.

     If you seek to reduce the current overall cost of your insurance protection, it is generally to your economic advantage to include a significant portion or percentage of your insurance coverage under a Supplemental Coverage Term Rider. Although current charges for the Supplemental Coverage Term Rider are lower than for the base Policy, you should be aware that guaranteed maximum charges on the rider are generally higher (except under Policies issued in New Jersey, where they are the same as for the base Policy). Unlike the base Policy, the Supplemental Coverage Term Rider terminates at age 100, and the benefit provided by the Acceleration of Death Benefit Rider (described below) does not apply to the coverage under the Supplemental Coverage Term Rider. Reductions in the face amount of the Supplemental Coverage Term Rider can only occur on Policy anniversaries. This rider is not available in New York.

     The Convertible Supplemental Coverage Term Rider can also provide less expensive insurance protection than the base Policy for a period of time. However, because no portion of the Policy's cash value is attributable to the rider, the cost of insurance for the rider applies to the entire face amount of the rider and is not offset by any increases in the Policy's cash value. Therefore, the cost of coverage under the Convertible Supplemental Coverage Term Rider can become expensive relative to the base Policy cost, particularly at higher attained ages. This rider also terminates at age 100 (at age 80 in New
York).

     Reductions in or elimination of term rider coverage do not trigger a Surrender Charge, and use of a term rider generally reduces sales compensation. Because the term insurance riders don't have surrender charges, a Policy providing insurance coverage with a combination of base Policy and term rider will have a lower maximum surrender charge than a Policy with the same amount of insurance coverage provided solely by the base Policy. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term rider coverage no longer participate in the investment experience of the Variable Account, and usually increase with the age of the covered individual.

     Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.

     The following riders and endorsements, some of which have been described previously, are available:

     SUPPLEMENTAL COVERAGE TERM RIDER, which provides non-convertible term insurance that terminates at age 100.

     CONVERTIBLE SUPPLEMENTAL COVERAGE TERM RIDER, which provides term insurance that can be converted to permanent coverage.


     TEMPORARY TERM RIDER, which provides insurance coverage from the date coverage is approved until a later Policy Date.

     SECONDARY GUARANTEE RIDER, which provides for a guaranteed death benefit to age 100.

     CHILDREN'S LIFE INSURANCE RIDER, which provides term insurance on the life of children of the insured.

     WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions upon the disability of the insured.

     WAIVER OF SPECIFIED PREMIUM RIDER, which provides for waiver of a specified amount of monthly premium in the event of the disability of the insured.

     OPTIONS TO PURCHASE ADDITIONAL LIFE INSURANCE RIDER, which allows the Owner to purchase additional coverage on the insured without providing evidence of insurability.

     TERM INSURANCE ON COVERED INSURED RIDER, which provides term insurance on any person in whom the insured has an insurable interest.

     OPTION TO PURCHASE LONG-TERM CARE INSURANCE RIDER, which allows the Owner to purchase long-term care coverage on the insured without providing evidence of insurability.

     ADJUSTABLE BENEFIT TERM RIDER, which provides term insurance coverage on the insured that allows annual adjustments and which terminates at age 100.

     ACCELERATION OF DEATH BENEFIT RIDER, which provides for an accelerated payment of all or part of the Policy's death benefit, including amounts payable under the Convertible Supplemental Coverage Term Rider, on a discounted basis, if the insured is terminally ill, as defined in the rider.

     EXCHANGE TO TERM INSURANCE ENDORSEMENT, which allows the Policy to be reissued as term insurance if it is surrendered within the first three Policy years.

     Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

POLICY OWNER AND BENEFICIARY

     The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

     The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

     A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow.

     You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                              THE VARIABLE ACCOUNT

     We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

     Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we may conduct. We believe this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values under our variable life insurance policies issued by the Variable Account. We may transfer to our general account assets which exceed the reserves and other liabilities of the Variable Account. We will consider any possible adverse impact such a transfer might have on the Variable Account.

     Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

     Sub-Accounts of the Variable Account that are available in this Policy invest in the following Eligible Funds:

     The Zenith State Street Research Money Market Series (formerly, the Back Bay Advisors Money Market Series). Its investment objective is a high level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series. During extended periods of low interest rates, the yields of the Sub-Account investing in the Money Market Series may become extremely low and possibly negative.

     The Zenith State Street Research Bond Income Series (formerly, the Back Bay Advisors Bond Income Series). Its investment objective is a competitive total return primarily from investing in fixed-income securities.

     The Zenith Equity Series (formerly, the Capital Growth Series). Its investment objective is long-term capital appreciation.

     The Zenith MFS Total Return Series (formerly, the Back Bay Advisors Managed Series). Its investment objective is a favorable total return through investment in a diversified portfolio.

     The Zenith FI Structured Equity Series (formerly, the Westpeak Growth and Income Series). Its investment objective is long-term growth of capital.

     The Zenith Harris Oakmark Focused Value Series (formerly, the Harris Oakmark Mid Cap Value Series). Its investment objective is long-term capital appreciation.

     The Zenith Loomis Sayles Small Cap Series. Its investment objective is long-term capital growth from investments in common stocks or other equity securities.

     The Zenith Balanced Series (formerly, the Loomis Sayles Balanced Series). Its investment objective is long-term total return from a combination of capital appreciation and current income.

     The Zenith Davis Venture Value Series. Its investment objective is growth of capital.

     The Zenith Alger Equity Growth Series. Its investment objective is long-term capital appreciation.

     The Zenith MFS Investors Trust Series (formerly, the MFS Investors Series). Its investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.

     The Zenith MFS Research Managers Series. Its investment objective is long-term growth of capital.

     The Zenith FI Mid Cap Opportunities Series. Its investment objective is long-term growth of capital.

     The Metropolitan Putnam Large Cap Growth Portfolio. Its investment objective is capital appreciation.

     The Metropolitan Janus Mid Cap Portfolio. Its investment objective is long-term growth of capital.

     The Metropolitan Russell 2000 Index Portfolio. Its investment objective is to equal the return of the Russell 2000 Index.

     The Metropolitan Putnam International Stock Portfolio. Its investment objective is long-term growth of capital.

     The Metropolitan MetLife Stock Index Portfolio. Its investment objective is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index.

     The Metropolitan MetLife Mid Cap Stock Index Portfolio. Its investment objective is to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Index.

     The Metropolitan Morgan Stanley EAFE Index Portfolio. Its investment objective is to equal the performance of the MSCI EAFE Index.

     The Metropolitan Lehman Brothers Aggregate Bond Index Portfolio. Its investment objective is to equal the performance of the Lehman Brothers Aggregate Bond Index.

     The Metropolitan State Street Research Aurora Portfolio (formerly, the State Street Research Aurora Small Cap Value Portfolio). Its investment objective is high total return, consisting principally of capital appreciation.

     The Metropolitan Janus Growth Portfolio. Its investment objective is long-term growth of capital.

     The Metropolitan State Street Research Investment Trust Portfolio (formerly, the State Street Research Growth Portfolio). Its investment objective is long-term growth of capital and income.

     The Metropolitan Franklin Templeton Small Cap Growth Portfolio. Its investment objective is long-term capital growth.

     The Metropolitan Neuberger Berman Partners Mid Cap Value Portfolio. Its investment objective is capital growth.

     The Metropolitan Harris Oakmark Large Cap Value Portfolio. Its investment objective is long-term capital appreciation.

     The Metropolitan State Street Research Large Cap Value Portfolio. Its investment objective is long-term growth of capital.

     The Met Investors MFS Mid Cap Growth Portfolio. Its investment objective is long-term growth of capital.

     The Met Investors PIMCO Innovation Portfolio. Its investment objective is to seek capital appreciation; no consideration is given to income.

     The Met Investors Met/AIM Mid Cap Core Equity Portfolio. Its investment objective is long-term growth of capital.

     The Met Investors Met/AIM Small Cap Growth Portfolio. Its investment objective is long-term growth of capital.

     The Met Investors PIMCO Total Return Portfolio. Its investment objective is to seek maximum total return, consistent with the preservation of capital and prudent investment management.

     The Met Investors State Street Research Concentrated International Portfolio. Its investment objective is long-term growth of capital.


     The VIP Equity-Income Portfolio. It seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield of securities comprising the S&P 500.


     The VIP Overseas Portfolio. It seeks long-term growth of capital. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

     The VIP High Income Portfolio. It seeks a high level of current income while also considering growth of capital. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

     The VIP II Asset Manager Portfolio. It seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

     The American Funds Insurance Series American Funds Growth Fund. Its investment objective is to seek capital appreciation through stocks.

     The American Funds Insurance Series American Funds Growth-Income Fund. Its investment objective is to seek capital appreciation and income.

     The American Funds Insurance Series American Funds Global Small Capitalization Fund. Its investment objective is to seek capital appreciation through stocks.

     The New England Zenith Fund, the Metropolitan Series Fund, Inc. and the Met Investors Series Trust are open-end management investment companies, more commonly known as mutual funds. These funds are available as investment vehicles for separate investment accounts of MetLife, NELICO, and other life insurance companies.

     VIP, VIP II and the American Funds Insurance Series are mutual funds that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies.

     The Variable Account purchases and sells Eligible Fund shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

     The Eligible Funds' investment objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks, is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.

     The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

INVESTMENT MANAGEMENT

     MetLife Advisers, LLC (formerly New England Investment Management, LLC) is the investment adviser for the series of the New England Zenith Fund. The chart below shows the sub-adviser for each series of the New England Zenith Fund. MetLife Advisers, which is an affiliate of NELICO, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

                   SERIES                                         SUB-ADVISER
                   ------                                         -----------
Zenith Equity                                    N/A
State Street Research Money Market               State Street Research and Management Company
State Street Research Bond Income                State Street Research and Management Company
MFS Total Return                                 Massachusetts Financial Services Company
FI Structured Equity                             Fidelity Management & Research Company
Loomis Sayles Small Cap                          Loomis, Sayles & Company, L.P.
Balanced                                         Wellington Management Company, LLP
Harris Oakmark Focused Value                     Harris Associates L.P.
Davis Venture Value                              Davis Selected Advisers, L.P.*
Alger Equity Growth                              Fred Alger Management, Inc.
MFS Investors Trust                              Massachusetts Financial Services Company

                   SERIES                                         SUB-ADVISER
                   ------                                         -----------
MFS Research Managers                            Massachusetts Financial Services Company
FI Mid Cap Opportunities                         Fidelity Management & Research Company

------------
* Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.

     Effective May 1, 2002, the Zenith Equity Series (formerly, the Capital Growth Series) became a "fund of funds" that invests equally in three other series of the Zenith Fund--the FI Structured Equity Series, the Jennison Growth Series and the Capital Guardian U.S. Equity Series. The sub-advisers to these funds are Fidelity Management & Research Company, Jennison Associates LLC and Capital Guardian Trust Company, respectively. Capital Growth Management Limited Partnership was the sub-adviser to the Zenith Equity Series until May 1, 2002. Also effective May 1, 2002, Fidelity Management & Research Company became the sub-adviser to the FI Structured Equity Series (formerly, the Westpeak Growth and Income Series). Prior to that time, Westpeak Investment Advisors, L.P. was the sub-adviser. In the case of the State Street Research Money Market Series, the State Street Research Bond Income Series, the MFS Total Return Series, the FI Structured Equity Series, the Loomis Sayles Small Cap Series and the Harris Oakmark Focused Value Series, MetLife Advisers became the adviser on May 1, 1995. The State Street Research Money Market Series', State Street Research Bond Income Series' and MFS Total Return Series' sub-adviser was Back Bay Advisors, L.P. until July 1, 2001. At that time State Street Research and Management Company became the sub-adviser to the State Street Research Money Market and Bond Income Series and Massachusetts Financial Services Company became the sub-adviser to the MFS Total Return Series. The Harris Oakmark Focused Value Series' sub-adviser was Loomis, Sayles & Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser. Harris Associates L.P. became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis, Sayles & Company, L.P. until May 1, 2000, when Wellington Management Company became the sub-adviser. For more information about the Series' advisory agreements, see the New England Zenith Fund prospectus attached at the end of this prospectus and the New England Zenith Fund's Statement of Additional Information.

     MetLife Advisers became the investment manager for the Metropolitan Series Fund Portfolios on May 1, 2001. Prior to that time, MetLife was the investment manager. For more information regarding the investment manager and sub-investment managers of the Metropolitan Series Fund Portfolios, see the Metropolitan Series Fund prospectus attached at the end of this prospectus and its Statement of Additional Information. The following chart shows the sub-investment manager for each portfolio of the Metropolitan Series Fund.

                  PORTFOLIO                                 SUB-INVESTMENT MANAGER
                  ---------                                 ----------------------
Putnam Large Cap Growth                          Putnam Investment Management, LLC
Janus Mid Cap                                    Janus Capital Corporation
Russell 2000 Index                               Metropolitan Life Insurance Company*
Putnam International Stock                       Putnam Investment Management, LLC
MetLife Stock Index                              Metropolitan Life Insurance Company*
MetLife Mid Cap Stock Index                      Metropolitan Life Insurance Company*
Morgan Stanley EAFE Index                        Metropolitan Life Insurance Company*
Lehman Brothers Aggregate Bond Index             Metropolitan Life Insurance Company*
State Street Research Aurora                     State Street Research and Management Company
Janus Growth                                     Janus Capital Corporation
State Street Research Investment Trust           State Street Research and Management Company
Franklin Templeton Small Cap Growth              Franklin Advisers, Inc.
Neuberger Berman Partners Mid Cap Value          Neuberger Berman Management Inc.
Harris Oakmark Large Cap Value                   Harris Associates L.P.
State Street Research Large Cap Value            State Street Research and Management Company

------------
* Metropolitan Life Insurance Company became the sub-investment manager on May 1, 2001.

     Met Investors Advisory LLC (formerly known as Met Investors Advisory Corp.) is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company and is the Manager for the portfolios of the Met Investors Series Trust. For more information regarding the Manager and Advisers of the Met Investors Series Trust, see the Met Investors Series Trust prospectus attached at the end of this prospectus and its Statement of Additional Information. The following chart shows the Adviser for each portfolio of the Met Investors Series Trust.


                  PORTFOLIO                                         ADVISER
                  ---------                                         -------
MFS Mid Cap Growth                               Massachusetts Financial Services Company
PIMCO Innovation                                 PIMCO Equity Advisors
Met/AIM Mid Cap Core Equity                      AIM Capital Management, Inc.
Met/AIM Small Cap Growth                         AIM Capital Management, Inc.
PIMCO Total Return                               Pacific Investment Management Company LLC
State Street Research Concentrated               State Street Research and Management Company
International

     Fidelity Management & Research Company ("FMR") is the investment adviser for VIP and VIP II. For more information regarding the VIP Equity-Income, VIP Overseas, VIP High Income and VIP II Asset Manager Portfolios and FMR, see the VIP and VIP II prospectuses attached at the end of this prospectus and their Statements of Additional Information.


     Capital Research and Management Company ("Capital Research") is the investment adviser for the American Funds Insurance Series. For more information regarding the American Funds Growth Fund, the American Funds Growth-Income Fund and the American Funds Global Small Capitalization Fund, see the American Funds Insurance Series prospectus attached at the end of this prospectus and its Statement of Additional Information.


SUBSTITUTION OF INVESTMENTS

     If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close Sub-Accounts to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.

SHARE CLASSES OF THE ELIGIBLE FUNDS

     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the New England Zenith Fund, Metropolitan Series Fund and Met Investors Series Trust, we offer Class A shares only, for VIP and VIP II we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

                               THE FIXED ACCOUNT

     THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT.

     You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

     Our general account includes all of our assets except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

VALUES AND BENEFITS

     Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial withdrawals made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Sub-Accounts in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in the Loan Account due to a Policy loan.

     Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefit".)

POLICY TRANSACTIONS

     Except as described below, the Fixed Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Variable Account. (See "Other Policy Features".) The following special rules apply to the Fixed Account.

     After the Right to Examine Policy period, a portion of the cash value may be withdrawn from the Fixed Account or transferred from the Fixed Account to the Variable Account. The amount of any partial withdrawal (net of applicable Surrender Charges) or any transfer must be at least $500, unless the balance remaining would be less than $100, in which case you may withdraw or transfer the entire Fixed Account cash value. No amount may be withdrawn from the Fixed Account that would result in there being insufficient cash value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining cash value in the Policy. The total amount of transfers and withdrawals in a Policy year may not exceed a Maximum Amount equal to the greater of (a) 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the Policy year, or (b) the previous Policy year's Maximum Amount (not to exceed the total cash surrender value of the Policy).


     Transfers and premium allocations to, and withdrawals from, the Fixed Account are limited by the Maximum Allocation Percent and Maximum Withdrawal Percent Limit set forth in your Policy and in effect at the time a transfer request is made.


     There is no transaction charge for the first twelve partial withdrawals or twelve transfers in a Policy year. We reserve the right to limit partial withdrawals and transfers to twelve each in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer in excess of twelve in a Policy year. We may revoke or modify the privilege of transferring amounts to or from the Fixed Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.

     Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Sub-Accounts and the Fixed Account proportionately. We allocate all loan repayments in the same proportion that the cash value in each Loan Sub-Account bears to the total value of the Loan Account. The amount transferred from the Policy's Sub-Accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

     Unless you request otherwise, we take partial withdrawals from the Policy's Sub-Accounts and the Fixed Account in the same proportion that the cash value in each account bears to the Policy's total unloaned cash value. If current restrictions on the Fixed Account will not permit this allocation, we will ask you for an acceptable allocation.

     We can delay transfers, surrenders, withdrawals and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                          DISTRIBUTION OF THE POLICIES

     We sell the Policies through licensed insurance agents. These agents are also registered representatives of New England Securities Corporation ("New England Securities"), and are registered with the National Association of Securities Dealers, Inc. and with the states in which they do business. Registered representatives with New England Securities are also licensed as insurance agents in the states in which they do business and are appointed with NELICO. New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. More information about New England Securities and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.


     New England Securities, 501 Boylston Street, Boston, Massachusetts 02116, also serves as the principal underwriter for the Policies under a Distribution Agreement with NELICO. Under the Distribution Agreement, we pay sales commissions for sale of the Policies and the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.


     The selling agent may select one of two schedules for payment of commissions and/or service fees: (1) a maximum of 50% of the Commissionable Target Premium paid in the first Policy year, a maximum of 4% of the Commissionable Target Premium paid in Policy years two through ten, and a maximum of 3% thereafter, with a maximum commission of 3% of each payment above the Commissionable Target Premium paid in any year; (2) a maximum of 50% of the Commissionable Target Premium paid in the first Policy year, a maximum of 3% of the Commissionable Target Premium paid, plus 0.05% of the Policy's cash value in Policy years two through ten, a maximum of 2% of the Commissionable Target Premium paid, plus 0.14% of the Policy's cash value in Policy years eleven through thirty, and a maximum of 2% of the Commissionable Target Premium paid, plus 0.06% of the Policy's cash value thereafter, with a maximum commission of 2% of each payment above the Commissionable Target Premium paid in any year. (The Commissionable Target Premium is the Target Premium, as defined in the Glossary, plus the Target Premium associated with any riders added to the Policy.) Agents who meet certain NELICO productivity and persistency standards may be eligible for additional compensation. Agents may receive a portion of the general agent's expense reimbursement allowance. All or a portion of commissions may be returned if the Policy is not continued through the first Policy year. Agents receive less compensation for the sale of Policies that provide a significant portion of death benefit coverage through the use of term riders.

     New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Generally, the sales commissions and sales expenses paid to the broker-dealer on behalf of the registered representative will be equivalent to those described above on a present value basis. Selling firms may retain a portion of commissions. We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic commission for the particular Policy year. We pay commissions through the registered broker-dealer, and may pay additional compensation to the broker-dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.

     New England Securities does not retain any override as distributor for the Policies. However, New England Securities' operating and other expenses are paid for by NELICO. Also, New England Securities or an affiliate may receive 12b-1 fees from the American Funds Growth Fund, the American Funds Growth-Income Fund, and the American Funds Global Small Capitalization Fund.

     Because registered representatives of New England Securities are also agents of NELICO, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that NELICO offers, such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy owners or the Variable Account.

     We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

                LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

     Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. We can challenge an increase in face amount, with regard to material misstatements concerning such increase, for two years during the insured's lifetime from its effective date.

MISSTATEMENT OF AGE OR SEX

     If the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

SUICIDE

     If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any outstanding loan and loan interest to the date of death and partial withdrawals. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) after the effective date of an increase in face amount, the death benefit for such increase will be limited to the Monthly Deductions for the increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policies should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard or guaranteed issue basis and Policies with term riders added, and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so.

     In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts, due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

     In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these consequences.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.


     If a Policy becomes a Modified Endowment Contract, distributions will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract. The IRS has promulgated a procedure for the correction of inadvertent Modified Endowment Contracts.


     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.


     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


     ACCELERATION OF DEATH BENEFIT RIDER. We believe that payments received under the Acceleration of Death Benefit Rider should be fully excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

     OTHER POLICY OWNER TAX MATTERS. The transfer of the Policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner may have generation-skipping transfer tax consequences under Federal tax law. Federal and state estate, inheritance, transfer and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

     The tax consequences of continuing the Policy beyond the insured's Attained Age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's Attained Age 100.

     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

     Under current Federal income tax law, NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                   MANAGEMENT

     The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO

        NAME AND PRINCIPAL                           PRINCIPAL BUSINESS EXPERIENCE
         BUSINESS ADDRESS                              DURING THE PAST FIVE YEARS
        ------------------                           -----------------------------
James M. Benson...................    Chairman, President and Chief Executive Officer of NELICO
                                        since 1998 and President, Individual Business of
                                        Metropolitan Life Insurance Company since 1999; formerly,
                                        Director, President and Chief Operating Officer 1997-1998
                                        of NELICO; President and Chief Executive Officer 1996-1997
                                        of Equitable Life Assurance Society; President and Chief
                                        Operating Officer 1996-1997 of Equitable Companies, Inc.
Susan C. Crampton.................    Director of NELICO since 1996 and serves as Principal of The
  6 Tarbox Road                         Vermont Partnership, a business consulting firm located in
  Jericho, VT 05465                     Jericho, Vermont since 1989; formerly, Director 1989-1996
                                        of New England Mutual.
Edward A. Fox.....................    Director of NELICO since 1996 and Chairman of the Board of
  USA Education, Inc.                   USA Education, Inc. since 2001; formerly, Chairman of the
  11600 Sallie Mae Drive                Board 1997-2001 of SLM Holdings.
  Reston, VA 20193
George J. Goodman.................    Director of NELICO since 1996 and author, television
  Adam Smith's Global   Television      journalist, and editor.
  50th Floor, Craig Drill Capital
  General Motors Building
  767 Fifth Street
  New York, NY 10153
Dr. Evelyn E. Handler.............    Director of NELICO since 1996 and President of Merrimack
  Ten Sterling Place                    Higher Education Associates, Inc. since 1998; formerly,
  Bow, NH 03304                         Director 1987-1996 of New England Mutual and Executive
                                        Director and Chief Executive Officer 1994-1997 of the
                                        California Academy of Sciences.
Philip K. Howard, Esq.............    Director of NELICO since 1996 and Partner of the law firm of
  Covington & Burling                   Covington & Burling in New York City.
  1330 Avenue of the Americas
  New York, NY 10019
Bernard A. Leventhal..............    Director of NELICO since 1996; formerly, Vice Chairman of
  Burlington Industries                 the Board of Directors 1995-1998 of Burlington Industries,
  580 Park Avenue                       Inc.
  New York, NY 10021
Thomas J. May.....................    Director of NELICO since 1996 and Chairman and Chief
  NSTAR                                 Executive Officer of NSTAR since 2000; formerly, Chairman,
  800 Boylston Street                   President and Chief Executive Officer of Boston Edison
  Boston, MA 02199                      Company 1994-2000.
Stewart G. Nagler.................    Director of NELICO since 1996 and Vice Chairman and Chief
  Metropolitan Life                     Financial Officer of Metropolitan Life Insurance Company
  Insurance Co.                         since 1998; formerly, Senior Executive Vice President and
  One Madison Avenue                    Chief Financial Officer 1986-1998 of Metropolitan Life
  New York, NY 10010                    Insurance Company.
Catherine A. Rein.................    Director of NELICO since 1998 and President and Chief
  Metropolitan Property and             Executive Officer of Metropolitan Property and Casualty
  Casualty Insurance Company            since 1999; formerly, Senior Executive Vice President
  700 Quaker Lane                       1998-1999; Executive Vice President 1989-1998 of
  Warwick, RI 02887                     Metropolitan Life Insurance Company.

        NAME AND PRINCIPAL                           PRINCIPAL BUSINESS EXPERIENCE
         BUSINESS ADDRESS                              DURING THE PAST FIVE YEARS
        ------------------                           -----------------------------
Rand N. Stowell...................    Director of NELICO since 1996 and President of United Timber
  P.O. Box 60                           Corp. and President, Randwell Co. since 2000 of Weld, Maine;
  Weld, ME 04285                        formerly, Director 1990-1996 of New England Mutual.
Lisa M. Weber.....................    Director of NELICO since 2000 and Senior Executive Vice
  Metropolitan Life                     President and Chief Administrative Officer of Metropolitan
  Insurance Company                     Life Insurance Company since 2001; formerly, Executive
  One Madison Avenue                    Vice President 1998-2001 of Metropolitan Life Insurance
  New York, New York 10010              Company; Director of Diversity Strategies and Development
                                        and an Associate Director of Human Resources of Paine
                                        Webber.

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS

                                                     PRINCIPAL BUSINESS EXPERIENCE
               NAME                                    DURING THE PAST FIVE YEARS
               ----                                  -----------------------------
James M. Benson...................    See Directors above.
David W. Allen....................    Senior Vice President of NELICO since 1996 and Vice
                                        President of Metropolitan Life Insurance Company since 2000.
Mary Ann Brown....................    President, New England Products and Services of NELICO since
                                        1998 and Senior Vice President of Metropolitan Life
                                        Insurance Company since 2000; formerly, Director,
                                        Worldwide Life Insurance 1997-1998 of Swiss Reinsurance
                                        New Markets; President & Chief Executive Officer 1996-1998
                                        of Atlantic International Reinsurance Company; Executive
                                        Vice President 1996-1997 of Swiss Re Atrium and Swiss Re
                                        Services and Principal 1987-1996 of Tillinghast/Towers
                                        Perrin.
Anthony J. Candito................    President, NEF Information Services of NELICO and Chief
                                        Information Officer since 1998 and Senior Vice President of
                                        Metropolitan Life Insurance Company since 2000; formerly,
                                        Senior Vice President 1996-1998 of NELICO.
Thom A. Faria.....................    President, Career Agency System of NELICO since 1996 and
                                        President - NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000.
Anne M. Goggin....................    Senior Vice President and General Counsel of NELICO since
                                        2000 and Chief Counsel - Individual Business of Metropolitan
                                        Life Insurance Company since 2000; formerly, Senior Vice
                                        President and Associate General Counsel 1997-2000 of
                                        NELICO.
Alan C. Leland, Jr. ..............    Senior Vice President of NELICO since 1996 and Vice
                                        President of Metropolitan Life Insurance Company since 2000.
George J. Maloof..................    Executive Vice President of NELICO since 2001 and Senior
                                        Vice President - NEF Distribution of Metropolitan Life
                                        Insurance Company since 2000; formerly, Senior Vice
                                        President 1996-2001 of NELICO.
Kenneth D. Martinelli.............    Senior Vice President of NELICO since 1999 and Senior Vice
                                        President - NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Vice President 1997-1999 of
                                        NELICO.
Thomas W. McConnell...............    Senior Vice President of NELICO since 1996 and Director,
                                        Chief Executive Officer and President of New England
                                        Securities Corporation since 1993.
Hugh C. McHaffie..................    Senior Vice President of NELICO since 1999 and Senior Vice
                                        President of Metropolitan Life Insurance Company since 2000;
                                        formerly, Vice President 1994-1999 of Manufacturers Life
                                        Insurance Company of North America.
Stephen J. McLaughlin.............    Senior Vice President of NELICO since 1999 and Senior Vice
                                        President - NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Vice President 1996-1999 of
                                        NELICO.
Thomas W. Moore...................    Senior Vice President of NELICO since 1996 and Senior Vice
                                        President - NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000.

                                                     PRINCIPAL BUSINESS EXPERIENCE
               NAME                                    DURING THE PAST FIVE YEARS
               ----                                  -----------------------------
Kathryn F. Plazak.................    Vice President, Secretary and Clerk of NELICO since 2001 and
                                        Vice President of Metropolitan Life Insurance Company since
                                        2000; formerly, Vice President - Public Affairs 1999-2001,
                                        Second Vice President 1996-1999 of NELICO.
David Y. Rogers...................    Executive Vice President and Chief Financial Officer of
                                        NELICO since 1999 and Senior Vice President of Metropolitan
                                        Life Insurance Company since 2000.; formerly, Partner,
                                        Actuarial Consulting 1992-1999 of Price Waterhouse Coopers
                                        LLP.
John G. Small, Jr. ...............    President, New England Services of NELICO since 1997 and
                                        Vice President of Metropolitan Life Insurance Company since
                                        2000; formerly, Senior Vice President 1996-1997 of NELICO.

     The principal business address for each of the directors and executive officers is the same as NELICO's except where indicated.

                                 VOTING RIGHTS

     We own Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. Under Federal securities law, you currently have the right to instruct us how to vote shares that are attributable to your Policy.

     Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies are determined as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to
(ii) the total cash value in that Sub-Account for all policies for which we receive voting instructions. No voting privileges apply to the Fixed Account or to cash value removed from the Variable Account due to a Policy loan.

     We will vote Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

     The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

     We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Sub-Account's investment objectives. If we do disregard voting instructions, the next annual report to Policy Owners will include a summary of that action and the reasons for it.

                           RIGHTS RESERVED BY NELICO

     We and our affiliates may change the voting procedures described above, and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add Sub-Accounts; (2) to combine Sub-Accounts; (3) to substitute shares of a new fund for shares of an Eligible Fund (the new fund may have different fees and expenses), to close a Sub-Account to allocations of premium payments or cash value or both at any time in our sole discretion, or to transfer assets to our general account as permitted by applicable law; (4) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; (5) to deregister the Variable Account under the Investment Company Act of 1940; (6) to combine it with other Variable Accounts; and (7) to transfer its assets to other Variable Accounts. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     If mandated under applicable law, we may be required to reject a premium payment. We may also be required to block a Policy Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, or death benefits, until instructions are received from the appropriate regulator.

                               TOLL-FREE NUMBERS

     For information about historical values of the Variable Account Sub-Accounts, call 1-800-333-2501.

     For Sub-Account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

     You may also call our Client TeleService Center at 1-800-388-4000 for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions.

                                    REPORTS

     We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, Sub-Account transfers, lapses, surrenders and other Policy transactions when they occur.

     You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

     Professional organizations may endorse the Policies. We may use such endorsements in Policy sales material. We may pay the professional organization for the use of its customer or mailing lists to distribute Policy promotional materials. An endorsement by a third party does not predict the future performance of the Policies.

     Articles discussing the Variable Account's investment performance, rankings and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. We may use references to, or reprints of such articles or rankings as sales material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience. We may also use "unit values" to provide information about the Variable Account's investment performance in this prospectus, marketing materials, and historical illustrations.

     Publications may use articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds. We may use references to or reprints of such articles in sales material for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style, and include excerpts from media articles.

     We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

     Policy sales material may refer to historical, current and prospective economic trends. In addition, sales material may discuss topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

     Legal matters in connection with the Policies described in this prospectus have been passed on by Anne M. Goggin, General Counsel of NELICO. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to federal securities laws.

                             REGISTRATION STATEMENT

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

     The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") and the consolidated financial statements of NELICO and subsidiaries included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

     Actuarial matters included in this prospectus have been examined by James
J. Reilly, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                   APPENDIX A

                 ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES,
                 CASH SURRENDER VALUES AND ACCUMULATED PREMIUMS

     The tables in Appendix A illustrate the way the Policies work. They show how the death benefit, cash surrender value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on a face amount of $500,000 for a male aged 45. The insured is assumed to be in the preferred nonsmoker class. The Tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. Illustrations show the Option A and Option B death benefits with the guideline premium test.

     The illustrated death benefits, cash surrender values and cash values for a Policy would be different, either higher or lower, from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average during the period, if premiums were paid in other amounts or at other than annual intervals. They would also be different depending on the allocation of cash value among the Variable Account's Sub-Accounts, if the actual gross rate of return for all Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Sub-Accounts. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown on particular illustrations even if the average rate of return is achieved.

     The death benefits, cash surrender values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge, premium tax and federal tax charge; and (ii) a Monthly Deduction (consisting of a Policy charge, an administration and issue expense charge, an asset charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The cash surrender values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first ten Policy years. (See "Charges and Expenses".) The illustrations reflect an average of the investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of .79% of the average daily net assets of the Eligible Funds. This average reflects expense subsidies by the investment advisers of certain Eligible Funds that may be voluntary and of limited duration.

     Taking account of the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -0.79%, 5.17% and 11.12%, respectively.

     The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

     The internal rate of return on cash surrender value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the cash surrender value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each Policy year.

     If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables below. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request an illustration for a Policy which is not affected by the sex of the insured.

                               MALE ISSUE AGE 45
                           $6,900 ANNUAL PREMIUM FOR
                     PREFERRED NONSMOKER UNDERWRITING RISK
                              $500,000 FACE AMOUNT
                             OPTION A DEATH BENEFIT
                             GUIDELINE PREMIUM TEST

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                                DEATH BENEFIT                  CASH SURRENDER VALUE                   CASH VALUE
          PREMIUMS          ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL
         ACCUMULATED             GROSS ANNUAL                      GROSS ANNUAL                      GROSS ANNUAL
END OF      AT 5%             RATE OF RETURN OF                  RATE OF RETURN OF                 RATE OF RETURN OF
POLICY    INTEREST     --------------------------------   -------------------------------   -------------------------------
 YEAR     PER YEAR        0%         6%         12%         0%         6%         12%         0%         6%         12%
------   -----------      --         --         ---         --         --         ---         --         --         ---
   1      $  7,245     $500,000   $500,000   $  500,000   $   238   $    519   $      802   $ 3,343   $  3,624   $    3,907
   2        14,852      500,000    500,000      500,000     4,010      4,789        5,603     6,770      7,549        8,363
   3        22,840      500,000    500,000      500,000     7,720      9,223       10,857    10,135     11,638       13,272
   4        31,227      500,000    500,000      500,000    12,480     14,972       17,788    14,550     17,042       19,858
   5        40,033      500,000    500,000      500,000    17,117     20,905       25,345    18,842     22,630       27,070
   6        49,280      500,000    500,000      500,000    21,620     27,016       33,580    23,000     28,396       34,960
   7        58,989      500,000    500,000      500,000    25,968     33,292       42,543    27,003     34,327       43,578
   8        69,183      500,000    500,000      500,000    30,160     39,737       52,311    30,850     40,427       53,001
   9        79,887      500,000    500,000      500,000    34,201     46,365       62,977    34,546     46,710       63,322
  10        91,127      500,000    500,000      500,000    38,085     53,175       74,628    38,085     53,175       74,628
  15       156,337      500,000    500,000      500,000    61,216     98,189      162,287    61,216     98,189      162,287
  20       239,563      500,000    500,000      500,000    79,193    151,863      307,390    79,193    151,863      307,390
  25       345,783      500,000    500,000      639,584    92,686    218,831      556,160    92,686    218,831      556,160
  30       481,349      500,000    500,000    1,022,444    97,193    301,527      973,756    97,193    301,527      973,756
  35       654,371      500,000    500,000    1,757,674    86,912    407,379    1,673,976    86,912    407,379    1,673,976

          INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
          ON CASH SURRENDER VALUE            ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ------------------------------
 YEAR     0%        6%        12%        0%         6%        12%
------    --        --        ---        --         --        ---
   1    -96.55%   -92.47%   -88.38%   7,146.37%  7,146.37%  7,146.37%
   2    -58.83    -52.84    -46.95      702.72     702.72     702.72
   3    -41.77    -35.30    -28.96      278.75     278.75     278.75
   4    -29.33    -23.02    -16.82      159.82     159.82     159.82
   5    -22.51    -16.26    -10.11      107.60     107.60     107.60
   6    -18.33    -12.09     -5.95       79.10      79.10      79.10
   7    -15.58     -9.32     -3.17       61.44      61.44      61.44
   8    -13.65     -7.36     -1.20       49.54      49.54      49.54
   9    -12.24     -5.91      0.28       41.04      41.04      41.04
  10    -11.17     -4.80      1.42       34.70      34.70      34.70
  15     -6.91     -0.66      5.44       18.08      18.08      18.08
  20     -5.65      0.90      7.13       11.13      11.13      11.13
  25     -5.20      1.78      8.13        7.45       7.45       9.03
  30     -5.47      2.33      8.74        5.21       5.21       8.99
  35     -6.76      2.74      9.13        3.74       3.74       9.34

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 45
                           $6,900 ANNUAL PREMIUM FOR
                     PREFERRED NONSMOKER UNDERWRITING RISK
                              $500,000 FACE AMOUNT
                             OPTION A DEATH BENEFIT
                             GUIDELINE PREMIUM TEST

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                               DEATH BENEFIT                CASH SURRENDER VALUE                CASH VALUE
          PREMIUMS         ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
         ACCUMULATED            GROSS ANNUAL                    GROSS ANNUAL                   GROSS ANNUAL
END OF      AT 5%            RATE OF RETURN OF               RATE OF RETURN OF              RATE OF RETURN OF
POLICY    INTEREST     ------------------------------   ----------------------------   ----------------------------
 YEAR     PER YEAR        0%         6%        12%        0%        6%        12%        0%        6%        12%
------   -----------      --         --        ---        --        --        ---        --        --        ---
   1      $  7,245     $500,000   $500,000   $500,000   $     0   $   177   $    449   $ 3,012   $ 3,282   $  3,554
   2        14,852      500,000    500,000    500,000     3,324     4,060      4,830     6,084     6,820      7,590
   3        22,840      500,000    500,000    500,000     6,566     7,968      9,496     8,981    10,383     11,911
   4        31,227      500,000    500,000    500,000     9,626    11,894     14,469    11,696    13,964     16,539
   5        40,033      500,000    500,000    500,000    12,490    15,823     19,767    14,215    17,548     21,492
   6        49,280      500,000    500,000    500,000    15,150    19,747     25,416    16,530    21,127     26,796
   7        58,989      500,000    500,000    500,000    17,579    23,635     31,427    18,614    24,670     32,462
   8        69,183      500,000    500,000    500,000    19,746    27,454     37,809    20,436    28,144     38,499
   9        79,887      500,000    500,000    500,000    21,627    31,176     44,580    21,972    31,521     44,925
  10        91,127      500,000    500,000    500,000    23,185    34,756     51,749    23,185    34,756     51,749
  15       156,337      500,000    500,000    500,000    30,190    55,785    103,045    30,190    55,785    103,045
  20       239,563      500,000    500,000    500,000    23,007    68,692    178,388    23,007    68,692    178,388
  25       345,783                 500,000    500,000              60,725    297,056              60,725    297,056
  30       481,349                 500,000    534,955               1,941    509,481               1,941    509,481
  35       654,371                            923,550                        879,571                        879,571

          INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
          ON CASH SURRENDER VALUE             ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ---------------------------------
 YEAR      0%        6%       12%        0%          6%          12%
------     --        --       ---        --          --          ---
   1     -100.00%   -97.43%  -93.49%   7,146.37%   7,146.37%   7,146.37%
   2      -64.46    -58.44   -52.53      702.72      702.72      702.72
   3      -47.28    -40.65   -34.19      278.75      278.75      278.75
   4      -37.89    -30.95   -24.22      159.82      159.82      159.82
   5      -32.10    -24.93   -18.02      107.60      107.60      107.60
   6      -28.22    -20.86   -13.80       79.10       79.10       79.10
   7      -25.52    -17.96   -10.76       61.44       61.44       61.44
   8      -23.60    -15.82    -8.48       49.54       49.54       49.54
   9      -22.23    -14.21    -6.71       41.04       41.04       41.04
  10      -21.29    -12.97    -5.31       34.70       34.70       34.70
  15      -17.79     -8.21    -0.06       18.08       18.08       18.08
  20      -22.98     -7.25     2.39       11.13       11.13       11.13
  25                 -9.43     3.96                    7.45        7.45
  30                -78.05     5.31                    5.21        5.58
  35                           6.34                                6.56

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 45
                           $6,900 ANNUAL PREMIUM FOR
                     PREFERRED NONSMOKER UNDERWRITING RISK
                              $500,000 FACE AMOUNT
                             OPTION B DEATH BENEFIT
                             GUIDELINE PREMIUM TEST

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                                DEATH BENEFIT                  CASH SURRENDER VALUE                   CASH VALUE
          PREMIUMS          ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL
         ACCUMULATED             GROSS ANNUAL                      GROSS ANNUAL                      GROSS ANNUAL
END OF      AT 5%             RATE OF RETURN OF                  RATE OF RETURN OF                 RATE OF RETURN OF
POLICY    INTEREST     --------------------------------   -------------------------------   -------------------------------
 YEAR     PER YEAR        0%         6%         12%         0%         6%         12%         0%         6%         12%
------   -----------      --         --         ---         --         --         ---         --         --         ---
   1      $  7,245     $503,331   $503,611   $  503,892   $   226   $    506   $      787   $ 3,331   $  3,611   $    3,892
   2        14,852      506,734    507,509      508,319     3,974      4,749        5,559     6,734      7,509        8,319
   3        22,840      510,066    511,558      513,181     7,651      9,143       10,766    10,066     11,558       13,181
   4        31,227      514,472    516,947      519,743    12,402     14,877       17,673    14,472     16,947       19,743
   5        40,033      518,750    522,512      526,921    17,025     20,787       25,196    18,750     22,512       26,921
   6        49,280      522,886    528,245      534,761    21,506     26,865       33,381    22,886     28,245       34,761
   7        58,989      526,857    534,126      543,306    25,822     33,091       42,271    26,857     34,126       43,306
   8        69,183      530,661    540,159      552,625    29,971     39,469       51,935    30,661     40,159       52,625
   9        79,887      534,302    546,352      562,801    33,957     46,007       62,456    34,302     46,352       62,801
  10        91,127      537,770    552,700      573,910    37,770     52,700       73,910    37,770     52,700       73,910
  15       156,337      560,169    596,334      658,955    60,169     96,334      158,955    60,169     96,334      158,955
  20       239,563      576,421    646,000      794,591    76,421    146,000      294,591    76,421    146,000      294,591
  25       345,783      586,935    703,878    1,016,823    86,935    203,878      516,823    86,935    203,878      516,823
  30       481,349      586,105    765,408    1,376,406    86,105    265,408      876,406    86,105    265,408      876,406
  35       654,371      567,409    823,450    1,957,538    67,409    323,450    1,457,538    67,409    323,450    1,457,538

          INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
          ON CASH SURRENDER VALUE            ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ------------------------------
 YEAR     0%        6%        12%        0%         6%        12%
------    --        --        ---        --         --        ---
   1    -96.73%   -92.67%   -88.59%   7,194.65%  7,198.72%  7,202.80%
   2    -59.12    -53.14    -47.26      708.43     709.08     709.76
   3    -42.09    -35.62    -29.30      281.56     281.97     282.42
   4    -29.54    -23.24    -17.06      161.97     162.33     162.74
   5    -22.68    -16.43    -10.30      109.42     109.78     110.20
   6    -18.48    -12.25     -6.12       80.73      81.11      81.56
   7    -15.72     -9.47     -3.33       62.94      63.34      63.83
   8    -13.79     -7.51     -1.36       50.95      51.37      51.92
   9    -12.39     -6.07      0.11       42.38      42.83      43.44
  10    -11.33     -4.97      1.25       35.99      36.47      37.14
  15     -7.15     -0.90      5.20       19.32      20.00      21.08
  20     -6.05      0.53      6.77       12.28      13.18      14.82
  25     -5.80      1.26      7.66        8.48       9.63      11.92
  30     -6.49      1.56      8.19        6.07       7.49      10.49
  35     -8.97      1.57      8.54        4.34       6.05       9.79

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 45
                           $6,900 ANNUAL PREMIUM FOR
                     PREFERRED NONSMOKER UNDERWRITING RISK
                              $500,000 FACE AMOUNT
                             OPTION B DEATH BENEFIT
                             GUIDELINE PREMIUM TEST

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                               DEATH BENEFIT                CASH SURRENDER VALUE                CASH VALUE
          PREMIUMS         ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
         ACCUMULATED            GROSS ANNUAL                    GROSS ANNUAL                   GROSS ANNUAL
END OF      AT 5%            RATE OF RETURN OF               RATE OF RETURN OF              RATE OF RETURN OF
POLICY    INTEREST     ------------------------------   ----------------------------   ----------------------------
 YEAR     PER YEAR        0%         6%        12%        0%        6%        12%        0%        6%        12%
------   -----------      --         --        ---        --        --        ---        --        --        ---
   1      $  7,245     $502,997   $503,266   $503,537   $     0   $   161   $    432   $ 2,997   $ 3,266   $  3,537
   2        14,852      506,041    506,773    507,538     3,281     4,013      4,778     6,041     6,773      7,538
   3        22,840      508,898    510,287    511,801     6,483     7,872      9,386     8,898    10,287     11,801
   4        31,227      511,558    513,798    516,341     9,488    11,728     14,271    11,558    13,798     16,341
   5        40,033      514,006    517,287    521,167    12,281    15,562     19,442    14,006    17,287     21,167
   6        49,280      516,234    520,741    526,297    14,854    19,361     24,917    16,234    20,741     26,297
   7        58,989      518,212    524,124    531,726    17,177    23,089     30,691    18,212    24,124     31,726
   8        69,183      519,908    527,396    537,448    19,218    26,706     36,758    19,908    27,396     37,448
   9        79,887      521,296    530,522    543,462    20,951    30,177     43,117    21,296    30,522     43,462
  10        91,127      522,337    533,450    549,751    22,337    33,450     49,751    22,337    33,450     49,751
  15       156,337      527,938    551,496    594,886    27,938    51,496     94,886    27,938    51,496     94,886
  20       239,563      518,502    557,423    650,677    18,502    57,423    150,677    18,502    57,423    150,677
  25       345,783                 536,100    711,314              36,100    211,314              36,100    211,314
  30       481,349                            757,594                        257,594                        257,594
  35       654,371                            742,669                        242,669                        242,669

          INTERNAL RATE OF RETURN         INTERNAL RATE OF RETURN
          ON CASH SURRENDER VALUE             ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY  ----------------------------   ------------------------------
 YEAR      0%        6%        12%        0%         6%        12%
------     --        --        ---        --         --        ---
   1    -100.00%   -97.67%   -93.74%   7,189.80%  7,193.71%  7,197.63%
   2     -64.82    -58.81    -52.92      707.84     708.46     709.11
   3     -47.70    -41.08    -34.63      281.23     281.62     282.04
   4     -38.36    -31.42    -24.70      161.54     161.87     162.25
   5     -32.60    -25.44    -18.54      108.97     109.28     109.65
   6     -28.77    -21.41    -14.36       80.26      80.58      80.97
   7     -26.11    -18.55    -11.36       62.47      62.79      63.21
   8     -24.25    -16.47     -9.12       50.47      50.80      51.25
   9     -22.95    -14.90     -7.40       41.88      42.24      42.73
  10     -22.08    -13.73     -6.05       35.47      35.84      36.38
  15     -19.15     -9.37     -1.09       18.67      19.15      19.97
  20     -27.13     -9.37      0.83       11.43      12.01      13.24
  25               -15.87      1.53                   7.90       9.70
  30                           1.38                              7.44
  35                           0.03                              5.58

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

     This Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not predict future performance.

     The Policies became available in May 2002. Except as noted, each Eligible Fund was made available to the Variable Account when that fund commenced operations. The Variable Account and the first three series of the Zenith Fund, the Zenith Equity Series, the State Street Research Bond Income Series and the State Street Research Money Market Series, commenced operations on August 26, 1983. The MFS Total Return Series of the Zenith Fund commenced operations on May 1, 1987. The FI Structured Equity Series and Harris Oakmark Focused Value Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series of the Zenith Fund commenced operations on May 2, 1994 and was made available to the Variable Account on December 19, 1994. The MFS Investors Trust Series and MFS Research Managers Series of the Zenith Fund commenced operations on April 30, 1999. The remaining Zenith Fund Series shown in this Appendix commenced operations on October 31, 1994 and were made available to the Variable Account on May 1, 1995. The FI Mid Cap Opportunities Series of the Zenith Fund commenced operations on May 1, 2002 and is not included in this Appendix.

     The commencement of operations for the following portfolios of the Metropolitan Series Fund, Inc. was: March 3, 1997 for the Janus Mid Cap Portfolio; November 9, 1998 for the Russell 2000 Index Portfolio; and May 1, 2000 for the Putnam Large Cap Growth Portfolio. These three Portfolios were made available to the Variable Account on May 1, 2000. The commencement of operations for the following Metropolitan Series Fund, Inc. Portfolios was: November 9, 1998 for the Lehman Brothers Aggregate Bond Index Portfolio and the Morgan Stanley EAFE Index Portfolio; July 5, 2000 for the MetLife Mid Cap Stock Index Portfolio and State Street Research Aurora Portfolio; and May 1, 2001 for the Janus Growth Portfolio. These Portfolios were made available to the Variable Account on May 1, 2001. The commencement of operations for the following Metropolitan Series Fund, Inc. Portfolios was: June 24, 1983 for the State Street Research Investment Trust Portfolio; November 9, 1998 for the Neuberger Berman Partners Mid Cap Value Portfolio; and May 1, 2001 for the Franklin Templeton Small Cap Growth Portfolio. These Portfolios were made available to the Variable Account on January 11, 2002. The Harris Oakmark Large Cap Value Portfolio of the Metropolitan Series Fund, Inc. commenced operations on November 9, 1998 and was made available to the Variable Account on May 1, 2002. The State Street Research Large Cap Value Portfolio of the Metropolitan Series Fund, Inc. commenced operations on May 1, 2002 and is not included in this Appendix.

     On December 1, 2000, the Putnam International Stock Portfolio of the Metropolitan Series Fund, Inc. (which commenced operations on May 1, 1991) replaced the Morgan Stanley International Magnum Equity Series of the Zenith Fund (which commenced operations on October 31, 1994). Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series. On April 27, 2001, the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. (which commenced operations on May 1, 1990) replaced the Westpeak Stock Index Series of the Zenith Fund (which commenced operations on May 1, 1987). Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series.

     The commencement of operations for the following Portfolios of the Met Investors Series Trust was: February 12, 2001 for the MFS Mid Cap Growth Portfolio, the PIMCO Innovation Portfolio and the PIMCO Total Return Portfolio; and October 9, 2001 for the Met/AIM Mid Cap Core Equity Portfolio, the Met/AIM Small Cap Growth Portfolio and the State Street Research Concentrated International Portfolio. The MFS Mid Cap Growth Portfolio and PIMCO Innovation Portfolio were made available to the Variable Account on January 11, 2002. The remaining Met Investors Series Trust Portfolios shown in this Appendix were made available to the Variable Account on May 1, 2002. Performance figures for the Met/AIM Mid Cap Core Equity Portfolio, the Met/AIM Small Cap Growth Portfolio and the State Street Research Concentrated International Portfolio for dates before January 2, 2002 reflect the performance of the Class B shares of these Portfolios, as restated to exclude 12b-1 fees.

     The commencement of operations for the following Funds of the American Funds Insurance Series was: February 8, 1984 for the American Funds Growth Fund and the American Funds Growth-Income Fund; and

April 30, 1998 for the American Funds Global Small Capitalization Fund. These Funds were added as investment options of the Variable Account on May 1, 2001.

     The VIP Equity-Income Portfolio and VIP Overseas Portfolio commenced operations on October 9, 1986 and January 28, 1987, respectively, and were added as investment options of the Variable Account on April 30, 1993. The VIP High Income Portfolio and the VIP II Asset Manager Portfolio commenced operations on September 19, 1985 and September 6, 1989, respectively, and were added as investment options of the Variable Account on December 19, 1994.

     We base the illustrations on the actual investment experience of the relevant Eligible Funds for the periods shown (net of actual charges and expenses incurred by the Eligible Funds). The illustrations assume that premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.

     Many factors other than investment experience affect Policy values and benefits. These investment experience figures do not reflect the charges deducted from Premiums and Monthly Deductions from the cash value. (See "Charges and Expenses".)

NET RATES OF RETURN

     The annual net rate is the effective earnings rate at which the investment Sub-Accounts increased or decreased over a one-year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the Sub-Accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

     The effective annual net rate of return since inception is the annualized effective interest rate at which the Sub-Accounts increased or decreased since the inception dates of the Sub-Accounts. For each Sub-Account, we calculate the rate by taking the difference between the Sub-Account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

                     SUB-ACCOUNTS INVESTING IN ZENITH FUND

                                                                ANNUAL NET RATE OF RETURN
                       -----------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                             FOR ONE YEAR ENDING
-----------            8/26/83-   ------------------------------------------------------------------------------------------------
                       12/31/83   12/31/84   12/31/85   12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Zenith Equity(1).....   8.87%      -0.59%     68.10%     95.21%     52.71%     -8.81%     30.76%     -3.48%     53.98%     -6.05%
State Street Research
 Bond Income(2)......   3.20       12.61      18.76      14.83       2.27       8.37      12.30       8.09      17.96       8.18
State Street Research
 Money Market(2).....   3.20       10.73       8.26       6.80       6.53       7.52       9.25       8.19       6.21       3.80

                                                          ANNUAL NET RATE OF RETURN
                       ------------------------------------------------------------------------------------------------   8/26/83-
SUB-ACCOUNT                                                  FOR ONE YEAR ENDING                                          12/31/01
-----------            ------------------------------------------------------------------------------------------------     TOTAL
                       12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01    RETURN
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Zenith Equity(1).....   14.97%     -7.07%     38.03%     21.07%     23.48%     34.09%     15.70%     -4.65%    -16.43%    2,367.20%
State Street Research
 Bond Income(2)......   12.61      -3.36      21.20       4.61      10.89       9.04      -0.47       8.15       8.81       431.53
State Street Research
 Money Market(2).....    2.97       3.97       5.70       5.13       5.34       5.26       4.97       6.22       3.98       201.61


                       8/26/83-
SUB-ACCOUNT            12/31/01
-----------            EFFECTIVE
                        ANNUAL
                       ---------
Zenith Equity(1).....   19.09%
State Street Research
 Bond Income(2)......    9.53
State Street Research
 Money Market(2).....    6.20

                                                               ANNUAL NET RATE OF RETURN
                            ------------------------------------------------------------------------------------------------
                                                                        FOR ONE YEAR ENDING
SUB-ACCOUNT                            -------------------------------------------------------------------------------------
-----------                 5/1/87-
                            12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
                            --------   --------   --------   --------   --------   --------   --------   --------   --------
MFS Total Return(3).......   -0.66%     9.48%      19.08%     3.21%      20.17%     6.70%      10.65%     -1.11%     31.26%

                                               ANNUAL NET RATE OF RETURN
                            ---------------------------------------------------------------
                                                  FOR ONE YEAR ENDING                         5/1/87-     5/1/87-
SUB-ACCOUNT                 ---------------------------------------------------------------   12/31/01   12/31/01
-----------                                                                                    TOTAL     EFFECTIVE
                            12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01    RETURN     ANNUAL
                            --------   --------   --------   --------   --------   --------   --------   ---------
MFS Total Return(3).......   15.03%     26.56%     19.65%     9.97%      -3.38%     -3.80%    338.36%     10.60%

                                                        ANNUAL NET RATE OF RETURN
                                     ---------------------------------------------------------------
                                                                FOR ONE YEAR ENDING
SUB-ACCOUNT                                     ----------------------------------------------------
-----------                          4/30/93-
                                     12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98
                                     --------   --------   --------   --------   --------   --------
FI Structured Equity(4)............   14.24%     -1.21%     36.47%     18.10%     33.47%     24.45%
Harris Oakmark Focused Value(5)....   14.74       -.27      30.35      17.61      17.32      -5.46

                                       ANNUAL NET RATE OF RETURN
                                     ------------------------------
                                          FOR ONE YEAR ENDING          4/30/93-    4/30/93-
SUB-ACCOUNT                          ------------------------------    12/31/01    12/31/01
-----------                                                             TOTAL      EFFECTIVE
                                     12/31/99   12/31/00   12/31/01     RETURN      ANNUAL
                                     --------   --------   --------    --------    ---------
FI Structured Equity(4)............   9.35%      -5.15%    -13.93%     169.72%      12.12%
Harris Oakmark Focused Value(5)....   0.35       20.43      27.78      200.47       13.53

                                                                   ANNUAL NET RATE OF RETURN
                                     -------------------------------------------------------------------------------------
                                                                           FOR ONE YEAR ENDING
SUB-ACCOUNT                                     --------------------------------------------------------------------------
-----------                          5/2/94-
                                     12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
                                     --------   --------   --------   --------   --------   --------   --------   --------
Loomis Sayles Small Cap............   -3.23%     28.84%     30.68%     24.85%     -1.69%     31.75%     5.25%      -8.83%


                                     5/2/94-      5/2/94-
SUB-ACCOUNT                          12/31/01    12/31/01
-----------                           TOTAL      EFFECTIVE
                                      RETURN      ANNUAL
                                     --------    ---------
Loomis Sayles Small Cap............  152.85%      12.86%

                                                                   ANNUAL NET RATE OF RETURN
                                     --------------------------------------------------------------------------------------
                                                                            FOR ONE YEAR ENDING
SUB-ACCOUNT                                      --------------------------------------------------------------------------
-----------                          10/31/94-
                                     12/31/94    12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
                                     ---------   --------   --------   --------   --------   --------   --------   --------
Alger Equity Growth................   -4.20%      48.69%     13.17%     25.63%     47.78%     34.13%    -13.68%    -12.02%
Balanced(6)........................    -.10       24.79      16.91      16.18       9.11      -5.06      -1.91      -4.45
Davis Venture Value................   -3.50       39.28      25.84      33.50      14.41      17.52       9.49     -11.14


                                     10/31/94-    10/31/94-
SUB-ACCOUNT                          12/31/01     12/31/01
-----------                            TOTAL      EFFECTIVE
                                      RETURN       ANNUAL
                                     ---------    ---------
Alger Equity Growth................   204.88%      16.83%
Balanced(6)........................    64.40        7.18
Davis Venture Value................   195.36       16.31


                                                                 ANNUAL NET RATE OF RETURN
                                                              --------------------------------    4/30/99-     4/30/99-
SUB-ACCOUNT                                                               FOR ONE YEAR ENDING     12/31/01     12/31/01
-----------                                                   4/30/99-    --------------------      TOTAL      EFFECTIVE
                                                              12/31/99    12/31/00    12/31/01     RETURN       ANNUAL
                                                              --------    --------    --------    --------     ---------
MFS Investors Trust.........................................    2.85%      -0.15%     -15.93%      -13.66%      -5.35%
MFS Research Managers.......................................   19.80       -3.64      -20.95        -8.74       -3.37


------------
(1) The Zenith Equity Series' sub-adviser was Capital Growth Management Limited Partnership until May 1, 2002 when it became a "fund of funds" that invests equally in three other series of the Zenith Fund--the FI Structured Equity Series, the Jennison Growth Series and the Capital Guardian U.S. Equity Series. Rates of return for the period through December 31, 1987, reflect the Zenith Equity Series' former advisory fee of .50% of average daily net assets. Rates of return for the period thereafter reflect the advisory fee schedule in effect as of December 31, 2001.

(2) The State Street Research Bond Income and State Street Research Money Market Series' sub-adviser was Back Bay Advisors, L.P. until July 1, 2001 when State Street Research and Management Company became the sub-adviser.

(3) The MFS Total Return Series' sub-adviser was Back Bay Advisors, L.P. until July 1, 2001 when Massachusetts Financial Services Company became the sub-adviser.

(4) The FI Structured Equity Series' sub-adviser was Westpeak Investment Advisers, L.P. until May 1, 2002 when Fidelity Management & Research Company became the sub-adviser.

(5) The Harris Oakmark Focused Value Series' sub-adviser was Loomis, Sayles & Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Harris Associates L.P. became the sub-adviser on May 1, 2000. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

(6) The Balanced Series' sub-adviser was Loomis, Sayles & Company, L.P. until May 1, 2000, when Wellington Management Company became the sub-adviser.

            SUB-ACCOUNTS INVESTING IN METROPOLITAN SERIES FUND, INC.

                                                               ANNUAL NET RATE OF RETURN
                                               ---------------------------------------------------------
                                                                        FOR ONE YEAR ENDING                 3/3/97-      3/3/97-
SUB-ACCOUNT                                                 --------------------------------------------    12/31/01    12/31/01
-----------                                     3/3/97-                                                      TOTAL      EFFECTIVE
                                               12/31/97     12/31/98    12/31/99    12/31/00    12/31/01     RETURN      ANNUAL
                                               --------     --------    --------    --------    --------    --------    ---------
Janus Mid Cap................................   28.21%       37.19%     122.92%     -30.86%     -37.67%      68.99%      11.48%

SUB-ACCOUNT                                                       ANNUAL NET RATE OF RETURN
-----------                                                     -----------------------------     5/1/00-      5/1/00-
                                                                                    FOR ONE      12/31/01     12/31/01
                                                                   5/1/00-        YEAR ENDING      TOTAL      EFFECTIVE
                                                                   12/31/00        12/31/01       RETURN       ANNUAL
                                                                   --------       -----------    --------     ---------
Putnam Large Cap Growth.....................................       -27.00%          -30.82%       -49.50%      -33.62%

                                                                   ANNUAL NET RATE OF RETURN
                                     --------------------------------------------------------------------------------------
                                                                            FOR ONE YEAR ENDING
SUB-ACCOUNT                                      --------------------------------------------------------------------------
-----------                          10/31/94-
                                     12/31/94    12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
                                     ---------   --------   --------   --------   --------   --------   --------   --------
Putnam International Stock(1)......    2.60%       6.23%      6.67%     -1.30%      7.27%     24.61%    -10.20%    -20.59%


                                     10/31/94-    10/31/94-
SUB-ACCOUNT                          12/31/01     12/31/01
-----------                            TOTAL      EFFECTIVE
                                      RETURN       ANNUAL
                                     ---------    ---------
Putnam International Stock(1)......    9.40%        1.26%

                                                              ANNUAL NET RATE OF RETURN
                           ------------------------------------------------------------------------------------------------
                                                                       FOR ONE YEAR ENDING
SUB-ACCOUNT                           -------------------------------------------------------------------------------------
-----------                5/1/87-
                           12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
                           --------   --------   --------   --------   --------   --------   --------   --------   --------
MetLife Stock Index(2)...  -12.20%     16.34%     30.15%     -4.14%     30.43%     7.30%       9.72%      1.12%     36.92%

                                              ANNUAL NET RATE OF RETURN
                           ---------------------------------------------------------------
                                                 FOR ONE YEAR ENDING                         5/1/87-     5/1/87-
SUB-ACCOUNT                ---------------------------------------------------------------   12/31/01   12/31/01
-----------                                                                                   TOTAL     EFFECTIVE
                           12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01    RETURN     ANNUAL
                           --------   --------   --------   --------   --------   --------   --------   ---------
MetLife Stock Index(2)...   22.47%     32.50%     27.93%     20.38%     -9.04%    -12.23%    437.92%     12.19%

                                                                      ANNUAL NET RATE OF RETURN
                                                              -----------------------------------------
                                                                              FOR ONE YEAR ENDING          11/9/98-    11/9/98-
SUB-ACCOUNT                                                              ------------------------------    12/31/01    12/31/01
-----------                                                   11/9/98-                                      TOTAL      EFFECTIVE
                                                              12/31/98   12/31/99   12/31/00   12/31/01     RETURN      ANNUAL
                                                              --------   --------   --------   --------    --------    ---------
Morgan Stanley EAFE Index...................................    8.11%     24.90%    -14.48%    -21.74%      -9.62%      -3.17%
Lehman Brothers Aggregate Bond Index........................    1.38      -1.37      11.41       5.83       17.90        5.38
Neuberger Berman Partners Mid Cap Value.....................    7.44      17.63      28.25      -2.51       58.03       15.67
Russell 2000 Index..........................................    5.48      22.73      -3.80       0.87       25.62        7.53
Harris Oakmark Large Cap Value..............................   -2.70      -6.89      12.43      18.38       20.57       -8.29

                                                                ANNUAL NET RATE OF RETURN
                       -----------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                             FOR ONE YEAR ENDING
-----------                       ------------------------------------------------------------------------------------------------
                       6/24/83-
                       12/31/83   12/31/84   12/31/85   12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
State Street Research
 Investment
 Trust(3)............   -2.35%     0.54%      34.79%     10.21%     7.19%      12.10%     32.13%     -5.40%     33.09%     11.56%

                                                          ANNUAL NET RATE OF RETURN
                       ------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                  FOR ONE YEAR ENDING                                          6/24/83-
-----------            ------------------------------------------------------------------------------------------------   12/31/01
                                                                                                                           TOTAL
                       12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01    RETURN
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
State Street Research
 Investment
 Trust(3)............   14.40%     -3.26%     33.14%     22.18%     28.36%     28.75%     18.47%     -6.18%    -17.01%    777.12%


SUB-ACCOUNT            6/24/83-
-----------            12/31/01
                       EFFECTIVE
                        ANNUAL
                       ---------
State Street Research
 Investment
 Trust(3)............   12.44%

                                                                ANNUAL NET
SUB-ACCOUNT                                                   RATE OF RETURN     FOR
-----------                                                   --------------   ONE YEAR   7/5/00-     7/5/00-
                                                                                ENDING    12/31/01   12/31/01
                                                                 7/5/00-       --------    TOTAL     EFFECTIVE
                                                                 12/31/00      12/31/01    RETURN     ANNUAL
                                                                 --------      --------   --------   ---------
MetLife Mid Cap Stock Index.................................       6.84%        -1.18%      5.58%       3.72%
State Street Research Aurora................................      23.22%        16.00      42.94       27.11

                                                                ANNUAL NET
SUB-ACCOUNT                                                   RATE OF RETURN   5/1/01-     5/1/01-
-----------                                                   --------------   12/31/01   12/31/01
                                                                 5/1/01-        TOTAL     EFFECTIVE
                                                                 12/31/01       RETURN     ANNUAL
                                                                 --------      --------   ---------
Janus Growth................................................      -21.80%       -21.80%      N/A
Franklin Templeton Small Cap Growth.........................      -11.20        -11.20       N/A

------------
(1) On December 1, 2000, the Putnam International Stock Portfolio of the Metropolitan Series Fund, Inc. replaced the Morgan Stanley International Magnum Equity Series of the Zenith Fund (which commenced operations on October 31, 1994). Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series.

(2) On April 27, 2001, the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. replaced the Westpeak Stock Index Series of the Zenith Fund (which commenced operations on May 1, 1987). Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series.

(3) The State Street Research Investment Trust Portfolio commenced operations on June 24, 1983. Performance figures for the period from June 24, 1983 through September 6, 1994 are based on month-end net asset values, as daily net asset value information is not available.

              SUB-ACCOUNTS INVESTING IN MET INVESTORS SERIES TRUST

                                                              ANNUAL NET RATE     2/12/01-     2/12/01-
                                                                 OF RETURN        12/31/01     12/31/01
                                                                 2/12/01-          TOTAL       EFFECTIVE
SUB-ACCOUNT                                                      12/31/01          RETURN       ANNUAL
-----------                                                   ---------------     --------     ---------
PIMCO Total Return..........................................        7.00%            7.00%      N/A
PIMCO Innovation............................................      -38.10           -38.10       N/A
MFS Mid Cap Growth..........................................      -16.30           -16.30       N/A

                                                                                10/9/01-   10/9/01-
                                                                                12/31/01   12/31/01
                                                                 10/9/01-        TOTAL     EFFECTIVE
SUB-ACCOUNT                                                      12/31/01        RETURN     ANNUAL
-----------                                                      --------       --------   ---------
Met/AIM Mid Cap Core Equity(1)..............................        9.30%          9.30%    N/A
Met/AIM Small Cap Growth(1).................................       18.30          18.30     N/A
State Street Research Concentrated International(1).........        8.00           8.00     N/A

------------
(1) Performance figures for the Met/AIM Mid Cap Core Equity Portfolio, the Met/AIM Small Cap Growth Portfolio and the State Street Research Concentrated International Portfolio for dates before January 2, 2002 reflect the performance of the Class B shares of these Portfolios, as restated to exclude 12b-1 fees.

                         SUB-ACCOUNTS INVESTING IN VIP

                                                                ANNUAL NET RATE OF RETURN
                       -----------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                             FOR ONE YEAR ENDING
-----------                       ------------------------------------------------------------------------------------------------
                       10/9/86-
                       12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income........    .20%      -1.13%     21.93%     19.54%    -16.31%     31.44%     16.89%     18.29%     6.93%      35.90%

                                          ANNUAL NET RATE OF RETURN
                       ---------------------------------------------------------------
SUB-ACCOUNT                                  FOR ONE YEAR ENDING                         10/9/86-   10/9/86-
-----------            ---------------------------------------------------------------   12/31/01   12/31/01
                                                                                          TOTAL     EFFECTIVE
                       12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01    RETURN     ANNUAL
                       --------   --------   --------   --------   --------   --------   --------   ---------
Equity-Income........   13.75%     28.11%     11.63%     6.33%      8.42%     -4.96%     468.79%     12.09%

                                                                   ANNUAL NET RATE OF RETURN
                                ------------------------------------------------------------------------------------------------
                                                                            FOR ONE YEAR ENDING
SUB-ACCOUNT                                -------------------------------------------------------------------------------------
-----------                     1/28/87-
                                12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
Overseas......................   -5.38%     9.63%      23.97%     -1.20%     8.00%     -10.72%     37.35%     1.21%      11.02%

                                                   ANNUAL NET RATE OF RETURN
                                ---------------------------------------------------------------
                                                      FOR ONE YEAR ENDING                         1/28/87-   1/28/87-
SUB-ACCOUNT                     ---------------------------------------------------------------   12/31/01   12/31/01
-----------                                                                                        TOTAL     EFFECTIVE
                                12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01    RETURN     ANNUAL
                                --------   --------   --------   --------   --------   --------   --------   ---------
Overseas......................   12.43%     11.56%     12.75%     42.63%    -19.11%    -21.17%    143.14%      6.13%

                                                                  ANNUAL RATE OF RETURN
                       -----------------------------------------------------------------------------------------------------------
                                                                        FOR ONE YEAR ENDING
SUB-ACCOUNT                       ------------------------------------------------------------------------------------------------
-----------            9/19/85-
                       12/31/85   12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
High Income..........   6.38%      17.68%     1.22%      11.53%     -4.07%     -2.23%     35.08%     23.17%     20.40%     -1.45%

                                                 ANNUAL RATE OF RETURN
                       --------------------------------------------------------------------------
                                                  FOR ONE YEAR ENDING                               9/19/85-   9/19/85-
SUB-ACCOUNT            --------------------------------------------------------------------------   12/31/01   12/31/01
-----------                                                                                          TOTAL     EFFECTIVE
                       12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01    RETURN     ANNUAL
                       --------   --------   --------   --------   --------   --------   --------   --------   ---------
High Income..........   20.79%     13.75%     17.67%     -4.33%     8.15%     -22.47%    -11.73%    199.48%      6.97%

                        SUB-ACCOUNT INVESTING IN VIP II

                                                                         ANNUAL NET RATE OF RETURN
                                           -------------------------------------------------------------------------------------
                                                                                 FOR ONE YEAR ENDING
SUB-ACCOUNT                                           --------------------------------------------------------------------------
-----------                                9/6/89-
                                           12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
                                           --------   --------   --------   --------   --------   --------   --------   --------
Asset Manager............................   1.32%      6.19%      22.56%     11.71%     21.23%     -6.43%     17.68%     14.31%

                                                        ANNUAL NET RATE OF RETURN
                                           ----------------------------------------------------
                                                           FOR ONE YEAR ENDING                    9/6/89-     9/6/89-
SUB-ACCOUNT                                ----------------------------------------------------   12/31/01   12/31/01
-----------                                                                                        TOTAL     EFFECTIVE
                                           12/31/97   12/31/98   12/31/99   12/31/00   12/31/01    RETURN     ANNUAL
                                           --------   --------   --------   --------   --------   --------   ---------
Asset Manager............................   20.65%     15.05%     11.09%     -3.93%     -4.09%    219.37%       9.89%

           SUB-ACCOUNTS INVESTING IN AMERICAN FUNDS INSURANCE SERIES

                                                                ANNUAL NET RATE OF RETURN
                       -----------------------------------------------------------------------------------------------------------
                                                                        FOR ONE YEAR ENDING
SUB-ACCOUNT                       ------------------------------------------------------------------------------------------------
-----------            2/8/84-
                       12/31/84   12/31/85   12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Growth...............   1.87%      19.76%     30.04%     7.78%      14.27%     30.79%     -4.67%     32.90%     10.48%     16.00%
Growth-Income........   8.96       36.91      21.82      0.30       14.02      25.02      -2.87      23.69       7.62      11.97

                                                     ANNUAL NET RATE OF RETURN
                       --------------------------------------------------------------------------------------
                                                        FOR ONE YEAR ENDING                                      2/8/84-
SUB-ACCOUNT            --------------------------------------------------------------------------------------   12/31/01
-----------                                                                                                       TOTAL
                       12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01     RETURN
                       --------   --------   --------   --------   --------   --------   --------   --------    --------
Growth...............   0.23%      32.90%     13.07%     29.79%     35.24%     57.27%     4.47%       -18.15%    1375.34%
Growth-Income........   1.79       32.63      18.41      25.54      18.09      11.20      7.95          2.56      997.29


                        2/8/84-
SUB-ACCOUNT            12/31/01
-----------            EFFECTIVE
                        ANNUAL
                       ---------
Growth...............   16.23%
Growth-Income........   14.32

                                                                      ANNUAL NET RATE OF RETURN
                                                              -----------------------------------------
                                                                              FOR ONE YEAR ENDING         4/30/98-   4/30/98-
SUB-ACCOUNT                                                              ------------------------------   12/31/01   12/31/01
-----------                                                   4/30/98-                                     TOTAL     EFFECTIVE
                                                              12/31/98   12/31/99   12/31/00   12/31/01    RETURN     ANNUAL
                                                              --------   --------   --------   --------   --------    ------
Global Small Capitalization.................................   2.47%      91.37%    -16.53%    -12.85%     42.65%     10.16%

POLICY PERFORMANCE

     The material below assumes a Policy was issued with a $500,000 face amount and Option A death benefit with the guideline premium test, with annual premiums paid on August 26 of each year (May 1 in the case of the Metropolitan MetLife Stock Index, Zenith MFS Total Return, Metropolitan Putnam Large Cap Growth, Metropolitan Janus Growth and Metropolitan Franklin Templeton Small Cap Growth Sub-Accounts; May 2 in the case of the Zenith Loomis Sayles Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith Davis Venture Value, Zenith Alger Equity Growth and Metropolitan Putnam International Stock Sub-Accounts; October 9 in the case of the VIP Equity-Income, Met Investors Met/AIM Mid Cap Core Equity, Met Investors Met/AIM Small Cap Growth and Met Investors State Street Research Concentrated International Sub-Accounts; January 28 in the case of the VIP Overseas Sub-Account; April 30 in the case of the Zenith FI Structured Equity, Zenith Harris Oakmark Focused Value, Zenith MFS Investors Trust and Zenith MFS Research Managers Sub-Accounts; September 19 in the case of the VIP High Income Sub-Account; September 6 in the case of the VIP II Asset Manager Sub-Account; March 3 in the case of the Metropolitan Janus Mid Cap Sub-Account; November 9 in the case of the Metropolitan Russell 2000 Index Sub-Account; June 24 in the case of the Metropolitan State Street Research Investment Trust Sub-Account; November 9 in the case of the Metropolitan Lehman Brothers Aggregate Bond Index, the Metropolitan Morgan Stanley EAFE Index, the Harris Oakmark Large Cap Value and the Metropolitan Neuberger Berman Partners Mid Cap Value Sub-Accounts; July 5 in the case of the Metropolitan MetLife Mid Cap Stock Index and the Metropolitan State Street Research Aurora Sub-Accounts; February 8 in the case of the American Funds Growth Sub-Account, and the American Funds Growth-Income Sub-Account; April 30 in the case of the American Funds Global Small Capitalization Sub-Account; and February 12 in the case of the Met Investors MFS Mid Cap Growth, the Met Investors PIMCO Innovation and the Met Investors PIMCO Total Return Sub-Accounts) to a male age 45 in the preferred nonsmoker risk category. The death benefits, cash values and internal rates of return assume in each instance that the entire Policy value was invested in the particular Sub-Account for the period shown. The illustrations of Policy investment experience reflect all Policy charges based on NELICO's current rates.

                      MALE PREFERRED NONSMOKER RISK AGE 45
                              $500,000 FACE AMOUNT
                             OPTION A DEATH BENEFIT
                             GUIDELINE PREMIUM TEST

ZENITH EQUITY SUB-ACCOUNT(1)

                                TOTAL                                          INTERNAL RATE     INTERNAL RATE
                               PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                             PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                           --------    --------    --------    --------    --------------    -------------
August 26, 1983..............  $ 6,900     $500,000    $  6,053    $  2,948            --                --
December 31, 1983............    6,900      500,000       5,622       2,517        -94.49%               --
December 31, 1984............   13,800      500,000       8,850       5,888        -70.10          2,224.87%
December 31, 1985............   20,700      500,000      18,931      16,315        -16.90            472.41
December 31, 1986............   27,600      500,000      40,212      37,941         17.73            222.61
December 31, 1987............   34,500      500,000      64,366      62,440         25.90            136.79
December 31, 1988............   41,400      500,000      63,005      61,424         13.87             95.48
December 31, 1989............   48,300      500,000      86,212      84,976         16.72             71.74
December 31, 1990............   55,200      500,000      86,498      85,607         11.22             56.54
December 31, 1991............   62,100      500,000     137,214     136,668         17.55             46.06
December 31, 1992............   69,000      500,000     132,965     132,763         13.02             38.45
December 31, 1993............   75,900      500,000     157,384     157,384         13.04             32.70
December 31, 1994............   82,800      500,000     150,005     150,005          9.74             28.23
December 31, 1995............   89,700      500,000     214,598     214,598         12.92             24.65
December 31, 1996............   96,600      500,000     264,840     264,840         13.68             21.74
December 31, 1997............  103,500      500,000     331,917     331,917         14.56             19.34
December 31, 1998............  110,400      585,873     450,671     450,671         16.19             19.01
December 31, 1999............  117,300      674,217     526,732     526,732         16.11             18.57
December 31, 2000............  124,200      629,560     499,651     499,651         14.11             16.27
December 31, 2001............  131,100      531,217     428,401     428,401         11.45             13.37

ZENITH STATE STREET RESEARCH BOND INCOME SUB-ACCOUNT(2)

                                TOTAL                                          INTERNAL RATE     INTERNAL RATE
                               PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                             PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                           --------    --------    --------    --------    --------------    -------------
August 26, 1983..............  $ 6,900     $500,000    $  6,053    $  2,948            --                --
December 31, 1983............    6,900      500,000       5,259       2,154        -96.48%               --
December 31, 1984............   13,800      500,000       9,644       6,683        -63.05          2,224.87%
December 31, 1985............   20,700      500,000      15,057      12,441        -34.35            472.41
December 31, 1986............   27,600      500,000      21,211      18,940        -19.75            222.61
December 31, 1987............   34,500      500,000      26,235      24,309        -14.78            136.79
December 31, 1988............   41,400      500,000      32,910      31,329         -9.82             95.48
December 31, 1989............   48,300      500,000      41,316      40,080         -5.61             71.74
December 31, 1990............   55,200      500,000      49,005      48,114         -3.60             56.54
December 31, 1991............   62,100      500,000      62,100      61,554         -0.20             46.06
December 31, 1992............   69,000      500,000      70,956      70,754          0.52             38.45
December 31, 1993............   75,900      500,000      84,361      84,361          1.96             32.70
December 31, 1994............   82,800      500,000      86,580      86,580          0.76             28.23
December 31, 1995............   89,700      500,000     110,581     110,581          3.24             24.65
December 31, 1996............   96,600      500,000     120,956     120,956          3.22             21.74
December 31, 1997............  103,500      500,000     139,242     139,242          3.92             19.34
December 31, 1998............  110,400      500,000     156,822     156,822          4.32             17.31
December 31, 1999............  117,300      500,000     160,776     160,776          3.66             15.59
December 31, 2000............  124,200      500,000     179,995     179,995          4.04             14.12
December 31, 2001............  131,100      500,000     198,674     198,674          4.26             12.83

ZENITH STATE STREET RESEARCH MONEY MARKET SUB-ACCOUNT(2)

                                TOTAL                                          INTERNAL RATE     INTERNAL RATE
                               PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                             PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                           --------    --------    --------    --------    --------------    -------------
August 26, 1983..............  $ 6,900     $500,000    $  6,053    $  2,948            --                --
December 31, 1983............    6,900      500,000       5,267       2,162        -96.44%               --
December 31, 1984............   13,800      500,000       9,335       6,373        -65.81          2,224.87%
December 31, 1985............   20,700      500,000      13,642      11,026        -41.55            472.41
December 31, 1986............   27,600      500,000      18,513      16,242        -27.48            222.61
December 31, 1987............   34,500      500,000      24,299      22,372        -18.26            136.79
December 31, 1988............   41,400      500,000      30,634      29,052        -12.49             95.48
December 31, 1989............   48,300      500,000      37,818      36,582         -8.38             71.74
December 31, 1990............   55,200      500,000      45,109      44,217         -5.83             56.54
December 31, 1991............   62,100      500,000      51,953      51,407         -4.40             46.06
December 31, 1992............   69,000      500,000      57,810      57,609         -3.77             38.45
December 31, 1993............   75,900      500,000      64,116      64,116         -3.20             32.70
December 31, 1994............   82,800      500,000      72,064      72,064         -2.41             28.23
December 31, 1995............   89,700      500,000      81,376      81,376         -1.55             24.65
December 31, 1996............   96,600      500,000      90,589      90,589         -0.94             21.74
December 31, 1997............  103,500      500,000     100,377     100,377         -0.42             19.34
December 31, 1998............  110,400      500,000     110,459     110,459          0.01             17.31
December 31, 1999............  117,300      500,000     120,576     120,576          0.33             15.59
December 31, 2000............  124,200      500,000     132,616     132,616          0.74             14.12
December 31, 2001............  131,100      500,000     142,132     142,132          0.86             12.83

ZENITH MFS TOTAL RETURN SUB-ACCOUNT(3)

                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                               PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                             --------    --------    --------    --------    --------------    -------------
May 1, 1987....................  $  6,900    $500,000    $  6,053    $  2,948            --                --
December 31, 1987..............     6,900     500,000       4,373       1,268        -92.07%               --
December 31, 1988..............    13,800     500,000       8,489       5,614        -56.99          1,143.72%
December 31, 1989..............    20,700     500,000      14,264      11,734        -30.71            355.47
December 31, 1990..............    27,600     500,000      19,123      16,938        -21.48            187.16
December 31, 1991..............    34,500     500,000      27,946      26,106        -10.32            120.88
December 31, 1992..............    41,400     500,000      34,582      33,087         -7.06             86.74
December 31, 1993..............    48,300     500,000      42,739      41,589         -4.09             66.32
December 31, 1994..............    55,200     500,000      46,464      45,659         -4.58             52.89
December 31, 1995..............    62,100     500,000      66,128      65,668          1.19             43.46
December 31, 1996..............    69,000     500,000      79,922      79,807          2.79             36.52
December 31, 1997..............    75,900     500,000     106,997     106,997          5.93             31.22
December 31, 1998..............    82,800     500,000     133,574     133,574          7.52             27.06
December 31, 1999..............    89,700     500,000     152,032     152,032          7.63             23.72
December 31, 2000..............    96,600     500,000     149,742     149,742          5.91             20.98
December 31, 2001..............   103,500     500,000     150,645     150,645          4.74             18.70

ZENITH FI STRUCTURED EQUITY SUB-ACCOUNT(4)

                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
April 30, 1993....................  $ 6,900     $500,000    $ 6,053    $ 2,948             --                --
December 31, 1993.................    6,900      500,000      4,874      1,769         -86.84%               --
December 31, 1994.................   13,800      500,000      8,334      5,488         -57.88          1,138.35%
December 31, 1995.................   20,700      500,000     15,886     13,384         -24.12            354.68
December 31, 1996.................   27,600      500,000     23,503     21,347         -11.54            186.90
December 31, 1997.................   34,500      500,000     37,081     35,270           0.83            120.75
December 31, 1998.................   41,400      500,000     50,687     49,221           5.47             86.67
December 31, 1999.................   48,300      500,000     59,563     58,441           5.18             66.27
December 31, 2000.................   55,200      500,000     58,535     57,758           1.08             52.86
December 31, 2001.................   62,100      500,000     55,144     54,713          -2.73             43.44

ZENITH HARRIS OAKMARK FOCUSED VALUE SUB-ACCOUNT(5)

                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
April 30, 1993....................  $ 6,900     $500,000    $ 6,053    $ 2,948             --                --
December 31, 1993.................    6,900      500,000      4,903      1,798         -86.51%               --
December 31, 1994.................   13,800      500,000      8,445      5,598         -57.01          1,138.35%
December 31, 1995.................   20,700      500,000     15,540     13,038         -25.45            354.68
December 31, 1996.................   27,600      500,000     22,800     20,643         -13.01            186.90
December 31, 1997.................   34,500      500,000     32,168     30,356          -4.76            120.75
December 31, 1998.................   41,400      500,000     33,713     32,247          -7.86             86.67
December 31, 1999.................   48,300      500,000     37,698     36,576          -7.61             66.27
December 31, 2000.................   55,200      500,000     49,192     48,416          -3.16             52.86
December 31, 2001.................   62,100      500,000     68,349     67,917           1.91             43.44

ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT

                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
May 2, 1994.......................  $ 6,900     $500,000    $ 6,053    $ 2,948             --                --
December 31, 1994.................    6,900      500,000      4,150      1,045         -94.13%               --
December 31, 1995.................   13,800      500,000      9,696      6,821         -47.73          1,149.12%
December 31, 1996.................   20,700      500,000     16,622     14,092         -21.54            356.25
December 31, 1997.................   27,600      500,000     26,141     23,956          -6.45            187.42
December 31, 1998.................   34,500      500,000     29,415     27,575          -8.32            121.00
December 31, 1999.................   41,400      500,000     44,779     43,284           1.41             86.80
December 31, 2000.................   48,300      500,000     48,345     47,195          -0.63             66.36
December 31, 2001.................   55,200      500,000     50,506     49,701          -2.53             52.92

ZENITH BALANCED SUB-ACCOUNT(6)

                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
October 31, 1994..................  $ 6,900     $500,000    $ 6,053    $ 2,948             --                --
December 31, 1994.................    6,900      500,000      5,552      2,447        -100.00%               --
December 31, 1995.................   13,800      500,000     10,382      7,364         -69.71          3,738.81%
December 31, 1996.................   20,700      500,000     15,584     12,910         -37.20            570.90
December 31, 1997.................   27,600      500,000     21,786     19,457         -20.49            248.21
December 31, 1998.................   34,500      500,000     28,504     26,520         -12.11            147.49
December 31, 1999.................   41,400      500,000     31,440     29,801         -12.44            101.13
December 31, 2000.................   48,300      500,000     34,633     33,340         -11.94             75.16
December 31, 2001.................   55,200      500,000     37,948     36,999         -11.24             58.80

ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT

                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
October 31, 1994..................  $ 6,900     $500,000    $ 6,053    $ 2,948             --                --
December 31, 1994.................    6,900      500,000      5,371      2,266        -100.00%               --
December 31, 1995.................   13,800      500,000     10,815      7,796         -65.21          3,738.81%
December 31, 1996.................   20,700      500,000     17,050     14,377         -29.27            570.90
December 31, 1997.................   27,600      500,000     26,329     24,000          -8.30            248.21
December 31, 1998.................   34,500      500,000     34,937     32,953          -2.12            147.49
December 31, 1999.................   41,400      500,000     45,656     44,017           2.30            101.13
December 31, 2000.................   48,300      500,000     52,925     51,631           2.10             75.16
December 31, 2001.................   55,200      500,000     52,885     51,936          -1.67             58.80

ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT

                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
October 31, 1994..................  $ 6,900     $500,000    $ 6,053    $ 2,948             --                --
December 31, 1994.................    6,900      500,000      5,236      2,131        -100.00%               --
December 31, 1995.................   13,800      500,000     10,782      7,763         -65.56          3,738.81%
December 31, 1996.................   20,700      500,000     15,689     13,016         -36.61            570.90
December 31, 1997.................   27,600      500,000     23,281     20,952         -16.22            248.21
December 31, 1998.................   34,500      500,000     39,644     37,660           4.05            147.49
December 31, 1999.................   41,400      500,000     58,058     56,419          11.57            101.13
December 31, 2000.................   48,300      500,000     51,986     50,692           1.52             75.16
December 31, 2001.................   55,200      500,000     52,190     51,241          -2.04             58.80

ZENITH MFS INVESTORS TRUST SUB-ACCOUNT

                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
DATE                                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                  --------    --------    ------    --------    --------------    -------------
April 30, 1999......................  $ 6,900     $500,000    $6,053     $2,948             --                --
December 31, 1999...................    6,900      500,000     4,190      1,085         -93.64%               --
December 31, 2000...................   13,800      500,000     7,410      4,563         -65.33          1,138.35%
December 31, 2001...................   20,700      500,000     9,369      6,867         -53.90            354.68

ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT

                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
DATE                                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                  --------    --------    ------    --------    --------------    -------------
April 30, 1999....................    $ 6,900     $500,000    $6,053     $2,948             --                --
December 31, 1999.................      6,900      500,000     5,015      1,910         -85.24%               --
December 31, 2000.................     13,800      500,000     7,535      4,689         -64.31          1,138.35%
December 31, 2001.................     20,700      500,000     9,002      6,501         -55.97            354.68

METROPOLITAN JANUS MID CAP SUB-ACCOUNT

                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
March 3, 1997.....................  $ 6,900     $500,000    $ 6,053    $ 2,948             --                --
December 31, 1997.................    6,900      500,000      5,278      2,173         -75.13%               --
December 31, 1998.................   13,800      500,000     11,646      8,829         -29.32            885.00%
December 31, 1999.................   20,700      500,000     34,452     31,980          25.64            314.01
December 31, 2000.................   27,600      500,000     23,640     21,512         -10.43            172.87
December 31, 2001.................   34,500      500,000     19,111     17,329         -23.54            114.06

METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT

                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
November 9, 1998..................  $ 6,900     $500,000    $ 6,053    $ 2,948             --                --
December 31, 1998.................    6,900      500,000      6,130      3,025        -100.00%               --
December 31, 1999.................   13,800      500,000     11,226      8,178         -63.29          4,060.39%
December 31, 2000.................   20,700      500,000     13,654     10,952         -49.92            586.99
December 31, 2001.................   27,600      500,000     18,629     16,272         -31.19            252.10

METROPOLITAN PUTNAM LARGE CAP GROWTH SUB-ACCOUNT

                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
DATE                                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                  --------    --------    ------    --------    --------------    -------------
May 1, 2000.........................  $ 6,900     $500,000    $6,053     $2,948             --                --
December 31, 2000...................    6,900      500,000     2,836          0        -100.00%               --
December 31, 2001...................   13,800      500,000     4,739      1,864         -88.17          1,149.12%

METROPOLITAN PUTNAM INTERNATIONAL STOCK SUB-ACCOUNT(7)

                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
October 31, 1994..................  $ 6,900     $500,000    $ 6,053    $ 2,948             --                --
December 31, 1994.................    6,900      500,000      5,695      2,590        -100.00%               --
December 31, 1995.................   13,800      500,000      9,741      6,722         -76.18          3,738.81%
December 31, 1996.................   20,700      500,000     13,906     11,232         -47.03            570.90
December 31, 1997.................   27,600      500,000     17,394     15,065         -35.02            248.21
December 31, 1998.................   34,500      500,000     23,356     21,373         -22.06            147.49
December 31, 1999.................   41,400      500,000     33,891     32,252          -9.42            101.13
December 31, 2000.................   48,300      500,000     34,650     33,357         -11.93             75.16
December 31, 2001.................   55,200      500,000     32,343     31,394         -16.11             58.80

METROPOLITAN METLIFE STOCK INDEX SUB-ACCOUNT(8)

                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                               PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                             --------    --------    --------    --------    --------------    -------------
May 1, 1987....................  $  6,900    $500,000    $  6,053    $  2,948            --                --
December 31, 1987..............     6,900     500,000       3,839         734        -96.50%               --
December 31, 1988..............    13,800     500,000       8,210       5,335        -59.20          1,143.72%
December 31, 1989..............    20,700     500,000      15,193      12,663        -26.96            355.47
December 31, 1990..............    27,600     500,000      18,551      16,366        -22.92            187.16
December 31, 1991..............    34,500     500,000      29,142      27,302         -8.68            120.88
December 31, 1992..............    41,400     500,000      35,940      34,445         -5.79             86.74
December 31, 1993..............    48,300     500,000      43,991      42,841         -3.27             66.32
December 31, 1994..............    55,200     500,000      48,706      47,901         -3.42             52.89
December 31, 1995..............    62,100     500,000      72,120      71,660          3.05             43.46
December 31, 1996..............    69,000     500,000      91,966      91,851          5.45             36.52
December 31, 1997..............    75,900     500,000     127,834     127,834          8.93             31.22
December 31, 1998..............    82,800     500,000     169,275     169,275         11.11             27.06
December 31, 1999..............    89,700     500,000     209,308     209,308         12.04             23.72
December 31, 2000..............    96,600     500,000     189,513     189,513          8.96             20.98
December 31, 2001..............   103,500     500,000     175,479     175,479          6.60             18.70

METROPOLITAN METLIFE MID CAP STOCK INDEX SUB-ACCOUNT

                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
DATE                                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                  --------    --------    ------    --------    --------------    -------------
July 5, 2000........................  $ 6,900     $500,000    $6,053     $2,948             --                --
December 31, 2000...................    6,900      500,000     5,035      1,930         -92.66%               --
December 31, 2001...................   13,800      500,000     8,505      5,573         -65.08          1,613.15%

METROPOLITAN MORGAN STANLEY EAFE INDEX SUB-ACCOUNT

                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
November 9, 1998..................  $ 6,900     $500,000    $ 6,053    $ 2,948             --                --
December 31, 1998.................    6,900      500,000      6,293      3,188        -100.00%               --
December 31, 1999.................   13,800      500,000     11,428      8,381         -61.07          4,060.39%
December 31, 2000.................   20,700      500,000     13,343     10,641         -51.93            586.99
December 31, 2001.................   27,600      500,000     14,390     12,032         -48.50            252.10

METROPOLITAN LEHMAN BROTHERS AGGREGATE BOND INDEX SUB-ACCOUNT

                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
November 9, 1998..................  $ 6,900     $500,000    $ 6,053    $ 2,948             --                --
December 31, 1998.................    6,900      500,000      5,893      2,788        -100.00%               --
December 31, 1999.................   13,800      500,000      9,149      6,101         -84.59          4,060.39%
December 31, 2000.................   20,700      500,000     13,804     11,102         -48.97            586.99
December 31, 2001.................   27,600      500,000     17,925     15,568         -33.74            252.10

METROPOLITAN STATE STREET RESEARCH AURORA SUB-ACCOUNT

                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
                DATE                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
                ----                  --------    --------    ------    --------    --------------    -------------
July 5, 2000........................   $6,900     $500,000    $6,053     $2,948             --                --
December 31, 2000...................    6,900      500,000     5,945      2,840         -83.81%               --
December 31, 2001...................   13,800      500,000    10,250      7,318         -50.52          1,613.15%

METROPOLITAN STATE STREET RESEARCH INVESTMENT TRUST SUB-ACCOUNT(9)

                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
June 24, 1983...................  $ 6,900     $500,000    $  6,053    $  2,948            --                --
December 31, 1983...............    6,900      500,000       4,452       1,347        -95.66%               --
December 31, 1984...............   13,800      500,000       8,362       5,459        -64.46          1,507.25%
December 31, 1985...............   20,700      500,000      14,991      12,433        -30.51            402.47
December 31, 1986...............   27,600      500,000      20,328      18,114        -20.05            202.19
December 31, 1987...............   34,500      500,000      25,483      23,615        -14.83            127.79
December 31, 1988...............   41,400      500,000      32,788      31,264         -9.29             90.59
December 31, 1989...............   48,300      500,000      49,277      48,098         -0.12             68.73
December 31, 1990...............   55,200      500,000      48,561      47,727         -3.64             54.52
December 31, 1991...............   62,100      500,000      69,407      68,918          2.29             44.63
December 31, 1992...............   69,000      500,000      81,787      81,643          3.32             37.39
December 31, 1993...............   75,900      500,000      98,656      98,656          4.67             31.89
December 31, 1994...............   82,800      500,000     100,231     100,231          3.13             27.59
December 31, 1995...............   89,700      500,000     140,566     140,566          6.66             24.14
December 31, 1996...............   96,600      500,000     176,422     176,422          8.19             21.33
December 31, 1997...............  103,500      500,000     231,730     231,730         10.07             18.99
December 31, 1998...............  110,400      500,000     302,256     302,256         11.62             17.02
December 31, 1999...............  117,300      500,000     363,490     363,490         12.16             15.34
December 31, 2000...............  124,200      500,000     334,128     334,128         10.10             13.90
December 31, 2001...............  131,100      500,000     290,971     290,971          7.79             12.65

METROPOLITAN NEUBERGER BERMAN PARTNERS MID CAP VALUE SUB-ACCOUNT

                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
November 9, 1998..................  $ 6,900     $500,000    $ 6,053    $ 2,948             --                --
December 31, 1998.................    6,900      500,000      6,255      3,150        -100.00%               --
December 31, 1999.................   13,800      500,000     11,051      8,003         -65.19          4,060.39%
December 31, 2000.................   20,700      500,000     17,132     14,430         -29.64            586.99
December 31, 2001.................   27,600      500,000     21,207     18,850         -22.67            252.10

METROPOLITAN HARRIS OAKMARK LARGE CAP VALUE SUB-ACCOUNT

                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
November 9, 1998..................  $ 6,900     $500,000    $ 6,053    $ 2,948             --                --
December 31, 1998.................    6,900      500,000      5,645      2,540        -100.00%               --
December 31, 1999.................   13,800      500,000      8,946      5,898         -86.41          4,060.39%
December 31, 2000.................   20,700      500,000     13,264     10,561         -52.45            586.99
December 31, 2001.................   27,600      500,000     19,861     17,503         -26.98            252.10

METROPOLITAN JANUS GROWTH SUB-ACCOUNT

                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
DATE                                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                  --------    --------    ------    --------    --------------    -------------
May 1, 2001.........................   $6,900     $500,000    $6,053     $2,948             --                --
December 31, 2001...................    6,900      500,000     3,113          8        -100.00%               --

METROPOLITAN FRANKLIN TEMPLETON SMALL CAP GROWTH SUB-ACCOUNT

                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
DATE                                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                  --------    --------    ------    --------    --------------    -------------
May 1, 2001.......................     $6,900     $500,000    $6,053     $2,948             --                --
December 31, 2001.................      6,900      500,000     3,610        505         -98.00%               --

MET INVESTORS MFS MID CAP GROWTH SUB-ACCOUNT

                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
DATE                                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                  --------    --------    ------    --------    --------------    -------------
February 12, 2001...................   $6,900     $500,000    $6,053     $2,948             --                --
December 31, 2001...................    6,900      500,000     2,636          0        -100.00%               --

MET INVESTORS PIMCO TOTAL RETURN SUB-ACCOUNT

                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
DATE                                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                  --------    --------    ------    --------    --------------    -------------
February 12, 2001...................   $6,900     $500,000    $6,053     $2,948             --                --
December 31, 2001...................    6,900      500,000     3,971        866         -90.48%               --

MET INVESTORS PIMCO INNOVATION SUB-ACCOUNT

                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
DATE                                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                  --------    --------    ------    --------    --------------    -------------
February 12, 2001...................   $6,900     $500,000    $6,053     $2,948             --                --
December 31, 2001...................    6,900      500,000     1,458          0        -100.00%               --

MET INVESTORS STATE STREET RESEARCH CONCENTRATED INTERNATIONAL SUB-ACCOUNT(10)

                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
DATE                                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                  --------    --------    ------    --------    --------------    -------------
October 9, 2001...................     $6,900     $500,000    $6,053     $2,948             --                --
December 31, 2001.................      6,900      500,000     6,027      2,922         -97.71%               --

MET INVESTORS MET/AIM MID CAP CORE EQUITY SUB-ACCOUNT(10)

                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
DATE                                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                  --------    --------    ------    --------    --------------    -------------
October 9, 2001.....................   $6,900     $500,000    $6,053     $2,948             --                --
December 31, 2001...................    6,900      500,000     6,105      3,000         -97.43%               --

MET INVESTORS MET/AIM SMALL CAP GROWTH SUB-ACCOUNT(10)

                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
DATE                                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                  --------    --------    ------    --------    --------------    -------------
October 9, 2001.....................   $6,900     $500,000    $6,053     $2,948             --                --
December 31, 2001...................    6,900      500,000     6,625      3,520         -94.82%               --

VIP EQUITY-INCOME SUB-ACCOUNT

                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                               PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                             --------    --------    --------    --------    --------------    -------------
October 9, 1986................  $  6,900    $500,000    $  6,053    $  2,948            --                --
December 31, 1986..............     6,900     500,000       5,590       2,485        -98.88%               --
December 31, 1987..............    13,800     500,000       8,191       5,173        -84.85          3,095.94%
December 31, 1988..............    20,700     500,000      13,271      10,598        -48.29            534.50
December 31, 1989..............    27,600     500,000      19,175      16,846        -27.60            239.13
December 31, 1990..............    34,500     500,000      21,118      19,134        -26.35            143.76
December 31, 1991..............    41,400     500,000      32,404      30,765        -10.95             99.18
December 31, 1992..............    48,300     500,000      42,619      41,326         -4.86             73.99
December 31, 1993..............    55,200     500,000      54,419      53,470         -0.86             58.03
December 31, 1994..............    62,100     500,000      62,048      61,444         -0.25             47.11
December 31, 1995..............    69,000     500,000      88,190      87,931          5.04             39.22
December 31, 1996..............    75,900     500,000     104,689     104,689          6.00             33.29
December 31, 1997..............    82,800     500,000     139,314     139,314          8.72             28.69
December 31, 1998..............    89,700     500,000     161,777     161,777          9.02             25.02
December 31, 1999..............    96,600     500,000     177,150     177,150          8.56             22.05
December 31, 2000..............   103,500     500,000     194,891     194,891          8.27             19.58
December 31, 2001..............   110,400     500,000     192,834     192,834          6.84             17.52

VIP OVERSEAS SUB-ACCOUNT

                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                               PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                             --------    --------    --------    --------    --------------    -------------
January 28, 1987...............  $  6,900    $500,000    $  6,053    $  2,948            --                --
December 31, 1987..............     6,900     500,000       3,250         145        -98.48%               --
December 31, 1988..............    13,800     500,000       7,674       4,914        -54.04            776.52%
December 31, 1989..............    20,700     500,000      13,849      11,434        -27.89            293.77
December 31, 1990..............    27,600     500,000      18,230      16,160        -20.94            165.49
December 31, 1991..............    34,500     500,000      24,570      22,845        -13.80            110.43
December 31, 1992..............    41,400     500,000      25,668      24,288        -15.44             80.76
December 31, 1993..............    48,300     500,000      41,199      40,164         -4.71             62.51
December 31, 1994..............    55,200     500,000      45,647      44,957         -4.66             50.28
December 31, 1995..............    62,100     500,000      55,326      54,981         -2.48             41.58
December 31, 1996..............    69,000     500,000      66,570      66,570         -0.66             35.11
December 31, 1997..............    75,900     500,000      80,404      80,404          0.97             30.13
December 31, 1998..............    82,800     500,000      96,401      96,401          2.34             26.20
December 31, 1999..............    89,700     500,000     144,776     144,776          6.71             23.02
December 31, 2000..............    96,600     500,000     120,738     120,738          2.95             20.40
December 31, 2001..............   103,500     500,000      99,107      99,107         -0.55             18.22

VIP HIGH INCOME SUB-ACCOUNT

                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                               PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                             --------    --------    --------    --------    --------------    -------------
September 19, 1985.............  $  6,900    $500,000    $  6,053    $  2,948            --                --
December 31, 1985..............     6,900     500,000       5,678       2,573        -96.97%               --
December 31, 1986..............    13,800     500,000      10,207       7,217        -62.28          2,645.48%
December 31, 1987..............    20,700     500,000      13,749      11,104        -43.29            504.67
December 31, 1988..............    27,600     500,000      19,151      16,851        -26.67            231.36
December 31, 1989..............    34,500     500,000      22,630      20,675        -22.26            140.52
December 31, 1990..............    41,400     500,000      26,473      24,863        -18.54             97.47
December 31, 1991..............    48,300     500,000      40,100      38,835         -6.70             72.95
December 31, 1992..............    55,200     500,000      53,412      52,492         -1.33             57.34
December 31, 1993..............    62,100     500,000      68,385      67,810          2.04             46.63
December 31, 1994..............    69,000     500,000      71,142      70,912          0.57             38.87
December 31, 1995..............    75,900     500,000      90,327      90,327          3.25             33.02
December 31, 1996..............    82,800     500,000     108,172     108,172          4.52             28.48
December 31, 1997..............    89,700     500,000     132,463     132,463          6.00             24.85
December 31, 1998..............    96,600     500,000     132,136     132,136          4.49             21.91
December 31, 1999..............   103,500     500,000     147,974     147,974          4.74             19.47
December 31, 2000..............   110,400     500,000     118,580     118,580          0.91             17.43
December 31, 2001..............   117,300     500,000     109,511     109,511         -0.84             15.69

VIP II ASSET MANAGER SUB-ACCOUNT

                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                              --------    --------    --------    --------    --------------    -------------
September 6, 1989...............  $ 6,900     $500,000    $  6,053    $  2,948            --                --
December 31, 1989...............    6,900      500,000       5,396       2,291        -96.88%               --
December 31, 1990...............   13,800      500,000       9,381       6,391        -67.55          2,403.92%
December 31, 1991...............   20,700      500,000      14,998      12,353        -35.59            486.75
December 31, 1992...............   27,600      500,000      20,641      18,341        -21.75            226.55
December 31, 1993...............   34,500      500,000      29,747      27,792         -9.28            138.47
December 31, 1994...............   41,400      500,000      32,007      30,397        -11.01             96.38
December 31, 1995...............   48,300      500,000      42,004      40,739         -5.16             72.29
December 31, 1996...............   55,200      500,000      52,534      51,614         -1.77             56.90
December 31, 1997...............   62,100      500,000      67,306      66,731          1.66             46.32
December 31, 1998...............   69,000      500,000      81,848      81,618          3.45             38.64
December 31, 1999...............   75,900      500,000      95,525      95,525          4.25             32.85
December 31, 2000...............   82,800      500,000      95,087      95,087          2.35             28.34
December 31, 2001...............   89,700      500,000      98,175      98,175          1.42             24.75

AMERICAN FUNDS GROWTH SUB-ACCOUNT


                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                              --------    -------      -----      --------    --------------    -------------
February 8, 1984................  $ 6,900     $500,000    $  6,053    $  2,948            --               --
December 31, 1984...............    6,900      500,000       3,667         562        -93.97%              --
December 31, 1985...............   13,800      500,000       7,817       5,028        -54.05          809.10%
December 31, 1986...............   20,700      500,000      14,942      12,498        -24.44           300.06
December 31, 1987...............   27,600      500,000      20,027      17,928        -17.27           167.82
December 31, 1988...............   34,500      500,000      28,069      26,315         -9.23           111.58
December 31, 1989...............   41,400      500,000      42,755      41,346         -0.04            81.42
December 31, 1990...............   48,300      500,000      44,378      43,314         -2.80            62.94
December 31, 1991...............   55,200      500,000      63,792      63,073          3.03            50.58
December 31, 1992...............   62,100      500,000      74,528      74,154          3.60            41.80
December 31, 1993...............   69,000      500,000      90,643      90,614          4.99            35.27
December 31, 1994...............   75,900      500,000      95,413      95,413          3.83            30.26
December 31, 1995...............   82,800      500,000     135,055     135,055          7.44            26.30
December 31, 1996...............   89,700      500,000     157,433     157,433          7.88            23.10
December 31, 1997...............   96,600      500,000     210,809     210,809         10.04            20.47
December 31, 1998...............  103,500      500,000     291,612     291,612         12.27            18.27
December 31, 1999...............  110,400      606,105     466,235     466,235         15.70            18.39
December 31, 2000...............  117,300      606,517     473,841     473,841         14.32            16.68
December 31, 2001...............  124,200      511,366     405,846     405,846         11.56            13.67

AMERICAN FUNDS GROWTH-INCOME SUB-ACCOUNT


                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    -------      -----      --------    --------------    -------------
February 8, 1984................  $ 6,900     $500,000    $  6,053       2,948            --               --
December 31, 1984...............    6,900      500,000       3,977         872        -90.13%              --
December 31, 1985...............   13,800      500,000       9,904       7,115        -39.20          809.10%
December 31, 1986...............   20,700      500,000      16,465      14,021        -19.25           300.06
December 31, 1987...............   27,600      500,000      20,436      18,337        -16.41           167.82
December 31, 1988...............   34,500      500,000      28,222      26,468         -9.03           111.58
December 31, 1989...............   41,400      500,000      41,190      39,781         -1.17            81.42
December 31, 1990...............   48,300      500,000      43,755      42,691         -3.17            62.94
December 31, 1991...............   55,200      500,000      58,813      58,094          1.16            50.58
December 31, 1992...............   62,100      500,000      67,446      67,073          1.57            41.80
December 31, 1993...............   69,000      500,000      79,639      79,610          2.63            35.27
December 31, 1994...............   75,900      500,000      86,378      86,378          2.18            30.26
December 31, 1995...............   82,800      500,000     122,178     122,178          5.95            26.30
December 31, 1996...............   89,700      500,000     149,378     149,378          7.16            23.10
December 31, 1997...............   96,600      500,000     193,726     193,726          8.99            20.47
December 31, 1998...............  103,500      500,000     234,367     234,367          9.79            18.27
December 31, 1999...............  110,400      500,000     266,030     266,030          9.84            16.42
December 31, 2000...............  117,300      500,000     288,316     288,316          9.45            14.83
December 31, 2001...............  124,200      500,000     304,584     304,584          8.90            13.46

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    -------      -----     --------    --------------    -------------
April 30, 1998....................  $ 6,900      500,000    $ 6,053    $ 2,948             --                --
December 31, 1998.................    6,900      500,000      3,962        857         -95.53%               --
December 31, 1999.................   13,800      500,000     13,877     11,031         -17.74          1,138.35%
December 31, 2000.................   20,700      500,000     13,820     11,318         -32.39            354.68
December 31, 2001.................   27,600      500,000     16,109     13,953         -29.43            186.90

------------
 (1) The Zenith Equity Series' sub-adviser was Capital Growth Management Limited Partnership until May 1, 2002 when it became a "fund of funds" that invests equally in three other series of the Zenith Fund--the FI Structured Equity Series, the Jennison Growth Series and the Capital Guardian U.S. Equity Series. Rates of return for the period through December 31, 1987, reflect the Zenith Equity Series' former advisory fee of .50% of average daily net assets. Rates of return for the period thereafter reflect the advisory fee schedule in effect as of December 31, 2001.

 (2) The State Street Research Bond Income and State Street Research Money Market Series' sub-adviser was Back Bay Advisors, L.P. until July 1, 2001 when State Street Research and Management Company became the sub-adviser.

 (3) The MFS Total Return Series' sub-adviser was Back Bay Advisors, L.P. until July 1, 2001 when Massachusetts Financial Services Company became the sub-adviser.

 (4) The FI Structured Equity Series' sub-adviser was Westpeak Investment Advisers, L.P. until May 1, 2002 when Fidelity Management & Research Company became the sub-adviser.

 (5) The Harris Oakmark Focused Value Series' sub-adviser was Loomis, Sayles & Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Harris Associates L.P. became the sub-adviser on May 1, 2000. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

 (6) The Balanced Series' sub-adviser was Loomis, Sayles & Company, L.P. until May 1, 2000, when Wellington Management Company became the sub-adviser.

 (7) On December 1, 2000, the Putnam International Stock Portfolio of the Metropolitan Series Fund, Inc. replaced the Morgan Stanley International Magnum Equity Series of the Zenith Fund (which commenced operations on October 31, 1994). Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series.

 (8) On April 27, 2001, the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. replaced the Westpeak Stock Index Series of the Zenith Fund (which commenced operations on May 1, 1987). Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series.

 (9) The State Street Research Investment Trust Portfolio commenced operations on June 24, 1983. Performance figures for the period from June 24, 1983 through September 6, 1994 are based on month-end net asset values, as daily net asset value information is not available.

(10) Performance figures for the Met/AIM Mid Cap Core Equity Portfolio, the Met/AIM Small Cap Growth Portfolio and the State Street Research Concentrated International Portfolio for dates before January 2, 2002 reflect the performance of the Class B shares of these Portfolios, as restated to exclude 12b-1 fees.

                                   APPENDIX C

                            LONG TERM MARKET TRENDS

     The information below compares the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and does not predict future performance. The information does not reflect Policy charges.

     The data indicates that, historically, the investment performance of common stocks over long periods has been positive and generally superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods.

     Over the 57 20-year time periods beginning in 1926 and ending in 2001 (i.e., 1926-1945, 1927-1946, and so on through 1982-2001):

     -- The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 54 of the 57 periods.

     -- The average annual return of common stocks surpassed that of U.S. Treasury bills in each of the 57 periods.

     -- Common stock average annual returns exceeded the average annual rate of inflation in each of the 57 periods.

     Over the 47 30-year periods beginning in 1926 and ending in 2001, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 47 periods.

     From 1926 through 2001 the average annual return for common stocks was 10.7%, compared to 5.8% for high grade, long-term corporate bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.
------------
* Used with permission. (C)2002 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]
                            ------------------------

                 SUMMARY: HISTORIC S&P STOCK INDEX RESULTS FOR
                            SPECIFIC HOLDING PERIODS

     The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index with dividends reinvested, over one-year, five-year and twenty-year periods beginning in 1926 and ending 2001.

     The chart does not predict future stock market results. It shows the historic performance of a broad index of stocks, and not the performance of any fund or investment.
                            ------------------------

             PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:

                                                                                              GREATER
                                                        0-      5.01-     10.01-    15.01-     THAN
HOLDING                                   NEGATIVE    5.00%     10.00%    15.00%    20.00%    20.00%
PERIOD                                     RETURN     RETURN    RETURN    RETURN    RETURN    RETURN
-------                                   --------    ------    ------    ------    ------    -------
1 year..................................     25%         4%       11%        7%       13%       40%
5 years.................................     10%        14%       15%       30%       18%       13%
10 years................................      3%         9%       33%       24%       29%        2%
20 years................................      0%         7%       31%       53%        9%        0%

------------
Used with permission. (C)2002 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

                                   APPENDIX D

                             USES OF LIFE INSURANCE

     These are examples of ways the Policy can be used to address certain financial objectives.

FAMILY INCOME PROTECTION

     You may purchase life insurance on the lives of family income earners to provide a death benefit to cover final expenses, and continue current family income. The amount of insurance you purchase should be an amount which will provide a death benefit that, when invested outside the policy at a reasonable interest rate, will generate enough money to replace the individual's income.

ESTATE PROTECTION

     A trust may purchase life insurance on the life of the person whose estate will incur federal estate taxes upon the person's death. The amount of insurance purchased should equal the amount of the estimated estate tax liability. On the insured's death, the trustee makes the death proceeds available to the estate for the payment of estate tax costs.

EDUCATION FUNDING

     You may purchase life insurance on the life of the parent(s) or primary person funding an education. The amount of insurance you purchase should equal the total education cost projected at a reasonable inflation rate.

     In the event of death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, cash value may be accessed to meet education costs. Loans or withdrawals reduce the Policy's death benefit.

MORTGAGE PROTECTION

     You may purchase life insurance on the life of the person responsible for making mortgage payments. The amount of insurance you purchase should equal the mortgage amount. In the event of the insured's death, the guaranteed death benefit can be used to pay the mortgage balance.

     During the insured's lifetime, cash value may be accessed late in the mortgage term to help make the remaining mortgage payments. Loans or withdrawals reduce the Policy's death benefit.

KEY PERSON PROTECTION

     A business may purchase life insurance on the life of a key person in an amount equal to the key person's value, considering salary, benefits, and contribution to the business. On the key person's death, the business uses the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.

BUSINESS CONTINUATION PROTECTION

     You can insure each business owner in an amount equal to the value of each owner's business interest. In the event of death, the guaranteed death benefit provides funds for the purchase of the deceased's business interest by the business, or surviving owners, from the deceased owner's heirs.

RETIREMENT INCOME

     You may purchase life insurance on the life of a family income earner during his or her working life. If the insured lives to retirement, cash value may be accessed to provide retirement payments. In the event of the insured's death, the proceeds may be used to provide retirement income to his or her spouse. Loans or withdrawals reduce the Policy's death benefit.

     Because the Policy provides a death benefit and cash value accumulation, you can use the Policy for various individual and business planning purposes. If you purchase the Policy for such purposes, you assume certain risks, particularly if the Policy's cash value, as opposed to its death benefit, will be the principal Policy feature used for such planning purposes. If the investment performance of the Sub-Accounts to which cash value is allocated is poorer than expected, or if you don't pay sufficient premiums or maintain cash values, the Policy may lapse or may not accumulate sufficient cash value or cash surrender value to fund the purpose for which you purchased the Policy. If you borrow from the Policy for these purposes, poor investment performance may make it difficult or impossible to repay the Policy loans. Moreover, if the Policy lapses, outstanding loans could create a significant income tax liability. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with your goals. If you wish to access your Policy's cash value, through loans or withdrawals, you should consult your tax adviser about possible tax consequences. (See "Tax Considerations".)

                                   APPENDIX E

                                TAX INFORMATION

     The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                            ------------------------

                                   TABLE 1.1

  COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND OTHER RETIREMENT
                                 SAVINGS PLANS

                          CASH-VALUE
                             LIFE       NON-QUALIFIED                              QUALIFIED
                          INSURANCE       ANNUITIES            IRA'S                PENSION
                          ----------    -------------          -----               ---------
Annual Contribution
  Limits                      No             No                 Yes                   Yes
Income Eligibility
  Limits                      No             No                Yes**                  No
Borrowing Treated as
  Distributions              No*             Yes         Loans not allowed    Yes, beyond $50,000
Income Ordering Rules
  (Income included in
  First Distribution)        No*             Yes                Yes                   Yes
Early Withdrawal
  Penalties                  No*           Yes***             Yes***                Yes***
Minimum Distribution
  Rules by Age 70 1/2         No             No                 Yes                   Yes
Anti-discrimination
  Rules                       No             No                 No                    Yes

------------
Department of the Treasury                                            March 1990
  Office of Tax Analysis
  * If the Policy is not a modified endowment contract.
 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.
*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

 This appendix is not tax advice. You should consult with your own tax advisor for more complete information.

                                   APPENDIX F

            GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

     In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefit".)

     For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.

      AGE OF                                AGE OF
INSURED AT START OF   PERCENTAGE OF   INSURED AT START OF   PERCENTAGE OF
  THE POLICY YEAR      CASH VALUE       THE POLICY YEAR      CASH VALUE
-------------------   -------------   -------------------   -------------
  0 through 40             250               61                  128
       41                  243               62                  126
       42                  236               63                  124
       43                  229               64                  122
       44                  222               65                  120
       45                  215               66                  119
       46                  209               67                  118
       47                  203               68                  117
       48                  197               69                  116
       49                  191               70                  115
       50                  185               71                  113
       51                  178               72                  111
       52                  171               73                  109
       53                  164               74                  107
       54                  157         75 through 90             105
       55                  150               91                  104
       56                  146               92                  103
       57                  142               93                  102
       58                  138         94 through 99             101
       59                  134              100+                 100
       60                  130


     For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.



                                                              NET SINGLE PREMIUM
                                                              -------------------
AGE                                                             MALE      FEMALE
---                                                           --------   --------
30..........................................................  5.11461    5.73493
40..........................................................  3.65441    4.10179
50..........................................................  2.64084    2.97655
60..........................................................  1.96130    2.20154
70..........................................................  1.53027    1.67101
80..........................................................  1.27945    1.33624
90..........................................................  1.14453    1.15541
100.........................................................  1.00000    1.00000

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

INDEPENDENT AUDITORS REPORT

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, State Street Research Bond Income Sub-Account, State Street Research Money Market Sub-Account, Westpeak Stock Index Sub-Account, MFS Total Return Sub-Account, Harris Oakmark Mid Cap Value Sub-Account, Westpeak Growth and Income Sub-Account, Loomis Sayles Small Cap Sub-Account, Salomon Brothers U.S. Government Sub-Account, Balanced Sub-Account, Alger Equity Growth Sub-Account, Davis Venture Value Sub-Account, Salomon Brothers Bond Opportunities Sub-Account, MFS Investors Trust Sub-Account, MFS Research Managers Sub-Account, Janus Mid Cap Sub-Account, Putnam Large Cap Growth Sub-Account, Russell 2000 Index Sub-Account, Putnam International Stock Sub-Account, MetLife Stock Index Sub-Account, MetLife Mid Cap Stock Index Sub-Account, Morgan Stanley EAFE Index Sub-Account, Lehman Brothers Aggregate Bond Index Sub-Account, State Street Research Aurora Small Cap Value Sub-Account, Janus Growth Sub-Account, VIP Equity-Income Sub-Account, VIP Overseas Sub-Account, VIP High Income Sub-Account, VIP II Asset Manager Sub-Account, American Funds Growth Sub-Account, American Funds Growth-Income Sub-Account and American Funds Global Small Capitalization Sub-Account) of New England Life Insurance Company (the "Company") as of December 31, 2001, and the related statements of operations and changes in net assets for each of the three years in the period then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned Sub-Accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 2001, and the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 22, 2002

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2001

                                                               NEW ENGLAND ZENITH FUND
                                       -----------------------------------------------------------------------

                                         CAPITAL          BOND          MONEY          TOTAL        MID CAP
                                          GROWTH         INCOME         MARKET        RETURN         VALUE
                                           SUB-           SUB-           SUB-          SUB-           SUB-
                                         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                       ------------   ------------   ------------   -----------   ------------
ASSETS
 Investments in New England Zenith
  Fund, Metropolitan Series Fund,
  American Funds Insurance Series
  Variable Insurance Products Fund,
  and Variable Insurance Products
  Fund II at value (Note 2)..........  $874,531,822   $114,180,090   $ 99,500,958   $69,489,979   $101,586,264


                                        NEW ENGLAND ZENITH FUND
                                       --------------------------
                                         GROWTH
                                           AND          SMALL
                                         INCOME          CAP
                                          SUB-           SUB-
                                         ACCOUNT       ACCOUNT
                                       -----------   ------------
ASSETS
 Investments in New England Zenith
  Fund, Metropolitan Series Fund,
  American Funds Insurance Series
  Variable Insurance Products Fund,
  and Variable Insurance Products
  Fund II at value (Note 2)..........  $85,380,506   $142,269,823

                        SHARES          COST
                      ----------   --------------
Capital Growth
 Series.............   2,580,653   $  988,314,650
State Street
 Research Bond
 Income Series......   1,044,362      112,299,971
State Street
 Research Money
 Market Series......     995,010       99,500,958
Westpeak Stock Index
 Series.............           0                0
MFS Total Return
 Series.............     489,642       80,275,644
Harris Oakmark Mid
 Cap Value Series...     545,899       81,564,439
Westpeak Growth and
 Income Series......     545,527       98,869,346
Loomis Sayles Small
 Cap Series.........     802,605      135,943,720
Salomon Brothers U.S
 Government
 Series.............      70,115          814,723
Balanced Series.....   1,439,666       21,199,752
Alger Equity Growth
 Series.............  13,147,717      324,656,563
Davis Venture Value
 Series.............  11,577,733      270,276,821
Salomon Brothers
 Bond Opportunities
 Series.............     106,849        1,305,436
MFS Investors
 Series.............     550,885        5,422,917
MFS Research
 Managers Series....   1,418,962       17,523,698
Janus Mid Cap
 Portfolio..........   1,997,789       52,241,900
Putnam Large Cap
 Growth Portfolio...   1,414,595       10,379,667
Russell 2000(R)
 Index Portfolio....     570,633        6,257,309
Putnam International
 Stock Portfolio....   2,408,638       27,262,057
State Street Aurora
 Small Cap Value
 Portfolio..........   1,194,166       16,255,886
MetLife Stock Index
 Portfolio..........   6,602,429      216,710,254
Lehman Brothers
 Aggregate Bond
 Index Portfolio....     424,083        4,391,129
Morgan Stanley EAFE
 Index Portfolio....      58,779          518,499
MetLife Mid Cap
 Stock Portfolio....     106,252        1,066,894
Janus Growth
 Portfolio..........     112,609          920,285
American Funds
 Growth Fund........     478,702       21,344,568
American Funds
 Growth -- Income
 Fund...............     475,930       14,871,501
American Funds
 Global Small
 Capitalization
 Fund...............     201,050        2,177,192
VIP Equity-Income
 Portfolio..........   7,479,231      147,619,047
VIP Overseas
 Portfolio..........   7,772,829      144,360,429
VIP High Income
 Portfolio..........   2,376,386       24,502,937
VIP II Asset Manager
 Portfolio..........   1,173,845       18,737,901
                                   --------------
Total...............               $2,947,586,093
                                   ==============

                                                               NEW ENGLAND ZENITH FUND
                                       -----------------------------------------------------------------------
                                         CAPITAL          BOND          MONEY                       MID CAP
                                          GROWTH         INCOME         MARKET        MANAGED        VALUE
                                           SUB-           SUB-           SUB-          SUB-           SUB-
                                         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                       ------------   ------------   ------------   -----------   ------------

 Amount due and accrued (payable)
  from policy-related transactions,
  net................................       482,509        281,027        379,226        39,065        202,271
 Dividends receivable................            --             --        155,204            --             --
                                       ------------   ------------   ------------   -----------   ------------
   Total Assets......................   875,014,331    114,461,117    100,035,388    69,529,044    101,788,535

LIABILITIES
 Due to New England Life Insurance
  Company............................    66,678,720     12,124,018     12,394,813     6,938,041     10,979,737
                                       ------------   ------------   ------------   -----------   ------------
   Total Liabilities.................    66,678,720     12,124,018     12,394,813     6,938,041     10,979,737
                                       ------------   ------------   ------------   -----------   ------------
NET ASSETS FOR VARIABLE LIFE
 INSURANCE POLICIES..................  $808,335,611   $102,337,099   $ 87,640,575   $62,591,003   $ 90,808,798
                                       ============   ============   ============   ===========   ============

                                        NEW ENGLAND ZENITH FUND
                                       --------------------------
                                         GROWTH
                                           AND          SMALL
                                         INCOME          CAP
                                          SUB-           SUB-
                                         ACCOUNT       ACCOUNT
                                       -----------   ------------
 Amount due and accrued (payable)
  from policy-related transactions,
  net................................       53,575        111,127
 Dividends receivable................           --             --
                                       -----------   ------------
   Total Assets......................   85,434,081    142,380,950

LIABILITIES
 Due to New England Life Insurance
  Company............................    9,948,705     16,521,788
                                       -----------   ------------
   Total Liabilities.................    9,948,705     16,521,788
                                       -----------   ------------
NET ASSETS FOR VARIABLE LIFE
 INSURANCE POLICIES..................  $75,485,376   $125,859,162
                                       ===========   ============

                       See Notes to Financial Statements

                                         NEW ENGLAND ZENITH FUND                                        METROPOLITAN SERIES FUND
    -------------------------------------------------------------------------------------------------   ------------------------
       U.S.                       EQUITY        VENTURE          BOND                      RESEARCH                   LARGE CAP
    GOVERNMENT    BALANCED        GROWTH         VALUE       OPPORTUNITIES   INVESTORS     MANAGERS       MID CAP       GROWTH
       SUB-         SUB-           SUB-           SUB-           SUB-           SUB-         SUB-          SUB-          SUB-
     ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT
    ----------   -----------   ------------   ------------   -------------   ----------   -----------   -----------   ----------
     $838,581    $17,909,444   $272,683,651   $270,803,178    $1,198,841     $4,720,184   $12,826,711   $29,287,581   $7,143,704

       13,714         30,995        230,767        251,499         7,500          1,857         8,393        27,925       14,559
           --             --             --             --            --             --            --            --           --
     --------    -----------   ------------   ------------    ----------     ----------   -----------   -----------   ----------
      852,295     17,940,439    272,914,418    271,054,677     1,206,341      4,722,041    12,835,104    29,315,506    7,158,263
       26,854      2,362,186     32,732,471     33,068,010        38,009        634,362     1,526,263     3,788,268      921,530
     --------    -----------   ------------   ------------    ----------     ----------   -----------   -----------   ----------
       26,854      2,362,186     32,732,471     33,068,010        38,009        634,362     1,526,263     3,788,268      921,530
     --------    -----------   ------------   ------------    ----------     ----------   -----------   -----------   ----------
     $825,441    $15,578,253   $240,181,947   $237,986,667    $1,168,332     $4,087,679   $11,308,841   $25,527,238   $6,236,733
     ========    ===========   ============   ============    ==========     ==========   ===========   ===========   ==========


    METROPOLITAN SERIES FUND
     --------------------------
      RUSSELL     INTERNATIONAL
     2000 INDEX       STOCK
        SUB-          SUB-
      ACCOUNT        ACCOUNT
     ----------   -------------
     $5,951,708    $22,833,885

         34,615         85,257
             --             --
     ----------    -----------
      5,986,323     22,919,142
        766,762        701,642
     ----------    -----------
        766,762        701,642
     ----------    -----------
     $5,219,561    $22,217,500
     ==========    ===========

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2001


                                                                METROPOLITAN SERIES FUND
                                       ---------------------------------------------------------------------------
                                         AURORA                                               MID CAP
                                        SMALL CAP       STOCK        AGGREGATE      EAFE       STOCK       JANUS
                                          VALUE         INDEX          BOND        INDEX       INDEX       GROWTH
                                          SUB-           SUB-          INDEX        SUB-        SUB-        SUB-
                                         ACCOUNT       ACCOUNT      SUB-ACCOUNT   ACCOUNT     ACCOUNT     ACCOUNT
                                       -----------   ------------   -----------   --------   ----------   --------
ASSETS
 Investments in New England Zenith
  Fund, Metropolitan Series Fund,
  American Funds Insurance Series,
  Variable Insurance Products Fund,
  and Variable Insurance Products
  Fund II at value (Note 2)..........  $16,873,571   $202,034,330   $4,435,911    $514,317   $1,111,396   $880,600

                        SHARES          COST
                      ----------   --------------
Capital Growth
 Series.............   2,580,653   $  988,314,650
State Street
 Research Bond
 Income Series......   1,044,362      112,299,971
State Street
 Research Money
 Market Series......     995,010       99,500,958
Westpeak Stock Index
 Series.............           0                0
MFS Total Return
 Series.............     489,642       80,275,644
Harris Oakmark Mid
 Cap Value Series...     545,899       81,564,439
Westpeak Growth and
 Income Series......     545,527       98,869,346
Loomis Sayles Small
 Cap Series.........     802,605      135,943,720
Salomon Brothers
 U.S. Government
 Series.............      70,115          814,723
Balanced Series.....   1,439,666       21,199,752
Alger Equity Growth
 Series.............  13,147,717      324,656,563
Davis Venture Value
 Series.............  11,577,733      270,276,821
Salomon Brothers
 Bond Opportunities
 Series.............     106,849        1,305,436
MFS Investors
 Series.............     550,885        5,422,917
MFS Research
 Managers Series....   1,418,962       17,523,698
Janus Mid Cap
 Portfolio..........   1,997,789       52,241,900
Putnam Large Cap
 Growth Portfolio...   1,414,595       10,379,667
Russell 2000 Index
 Portfolio..........     570,633        6,257,309
Putnam International
 Stock Portfolio....   2,408,638       27,262,057
State Street Aurora
 Small Cap Value
 Portfolio..........   1,194,166       16,255,886
MetLife Stock Index
 Portfolio..........   6,602,429      216,710,254
Lehman Brothers
 Aggregate Bond
 Index Portfolio....     424,083        4,391,129
Morgan Stanley EAFE
 Index Portfolio....      58,779          518,499
MetLife Mid Cap
 Stock Portfolio....     106,252        1,066,894
Janus Growth
 Portfolio..........     112,609          920,285
American Funds
 Growth Fund........     478,702       21,344,568
American Funds
 Growth -- Income
 Fund...............     475,930       14,871,501
American Funds
 Global Small
 Capitalization
 Fund...............     201,050        2,177,192
VIP Equity-Income
 Portfolio..........   7,479,231      147,619,047
VIP Overseas
 Portfolio..........   7,772,829      144,360,429
VIP High Income
 Portfolio..........   2,376,386       24,502,937
VIP II Asset Manager
 Portfolio..........   1,173,845       18,737,901
                                   --------------
Total...............               $2,947,586,093
                                   ==============

 Amount due and accrued (payable)
  from policy-related transactions,
  net................................      106,190        282,841       52,871        112        4,536      7,385
 Dividends receivable................           --             --           --         --           --         --
                                       -----------   ------------   ----------   --------   ----------   --------
   Total Assets......................   16,979,761    202,317,171    4,488,782    514,429    1,115,932    887,985

LIABILITIES
 Due to New England Life Insurance
  Company............................    1,809,719     24,057,752      396,473     77,161      155,799     98,898
                                       -----------   ------------   ----------   --------   ----------   --------
   Total Liabilities.................    1,809,719     24,057,752      396,473     77,161      155,799     98,898
                                       -----------   ------------   ----------   --------   ----------   --------
NET ASSETS FOR VARIABLE LIFE
 INSURANCE POLICIES..................  $15,170,042   $178,259,419   $4,092,309   $437,268   $  960,133   $789,087
                                       ===========   ============   ==========   ========   ==========   ========

                       See Notes to Financial Statements

                                                                                                  VARIABLE
                                                                                                 INSURANCE
                                                             VARIABLE INSURANCE                   PRODUCTS
       AMERICAN FUNDS INSURANCE SERIES                          PRODUCTS FUND                     FUND II
----------------------------------------------   -------------------------------------------   --------------
                                    GLOBAL       ------------------------------------------------------------   --------------
                    GROWTH-         SMALL          EQUITY-                         HIGH            ASSET
      GROWTH        INCOME      CAPITALIZATION      INCOME        OVERSEAS        INCOME          MANAGER
       SUB-          SUB-            SUB-            SUB-           SUB-           SUB-             SUB-
      ACCOUNT       ACCOUNT        ACCOUNT         ACCOUNT        ACCOUNT         ACCOUNT         ACCOUNT           TOTAL
    -----------   -----------   --------------   ------------   ------------   -------------   --------------   --------------
    $21,101,194   $15,029,874     $2,308,057      169,937,860    106,565,449    $15,589,779     $16,996,984     $2,706,516,232



        111,571        74,367        5,739         (270,579)        94,324          5,745           3,436          2,734,419
             --            --           --               --             --             --              --            155,204
    -----------   -----------   ----------   --------------   ------------    -----------     -----------     --------------
     21,212,765    15,104,241    2,313,796      169,667,281    106,659,773     15,595,524      17,000,420      2,709,405,855
      2,376,788     1,886,181      244,258       17,359,668      6,684,553      2,285,040       2,171,081        271,755,550
    -----------   -----------   ----------   --------------   ------------    -----------     -----------     --------------
      2,376,788     1,886,181      244,258       17,359,668      6,684,553      2,285,040       2,171,081        271,755,550
    -----------   -----------   ----------   --------------   ------------    -----------     -----------     --------------
    $18,835,977   $13,218,060   $2,069,538   $  152,307,613   $ 99,975,220    $13,310,484     $14,829,339     $2,437,650,305
    ===========   ===========   ==========   ==============   ============    ===========     ===========     ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001

                                     -----------------------------------------------------------------------------------

                                        CAPITAL         BOND        MONEY         STOCK          TOTAL         MIDCAP
                                        GROWTH         INCOME       MARKET        INDEX          RETURN         VALUE
                                         SUB-           SUB-         SUB-          SUB-           SUB-          SUB-
                                        ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT
                                     -------------   ----------   ----------   ------------   ------------   -----------
INCOME
 Dividends.........................  $  14,861,966   $7,824,384   $3,437,775   $  7,336,294   $ 13,736,454   $   378,221

EXPENSE
 Mortality and expense risk charge
  (Note 3).........................      5,409,982      639,637      495,268        528,534        436,823       481,741
                                     -------------   ----------   ----------   ------------   ------------   -----------
 Net investment income (loss)......      9,451,984    7,184,747    2,942,507      6,807,760     13,299,631      (103,520)

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on investments:
  Beginning of period..............     81,288,400    1,588,195           --     44,833,445      5,621,175     3,374,127
  End of period....................   (113,782,828)   1,880,119           --             --    (10,785,665)   20,021,825
                                     -------------   ----------   ----------   ------------   ------------   -----------
 Net change in unrealized
  appreciation (depreciation)......   (195,071,228)     291,924           --    (44,833,445)   (16,406,840)   16,647,698
 Net realized gain (loss) on
  investments......................     (2,138,650)      (7,181)          --     27,004,313        (18,326)       26,315
                                     -------------   ----------   ----------   ------------   ------------   -----------
 Net realized and unrealized gain
  (loss) on investments............   (197,209,878)     284,743           --    (17,829,132)   (16,425,166)   16,674,013
                                     -------------   ----------   ----------   ------------   ------------   -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................  $(187,757,894)  $7,469,490   $2,942,507   $(11,021,372)  $ (3,125,535)  $16,570,493
                                     =============   ==========   ==========   ============   ============   ===========


                                             NEW ENGLAND ZENITH FUND
                                     ----------------------------------------
                                        GROWTH
                                         AND           SMALL          U.S.
                                        INCOME          CAP        GOVERNMENT
                                         SUB-           SUB-          SUB-
                                       ACCOUNT        ACCOUNT       ACCOUNT
                                     ------------   ------------   ----------
INCOME
 Dividends.........................  $    814,774   $ 10,644,439    $50,491

EXPENSE
 Mortality and expense risk charge
  (Note 3).........................       591,043        900,016      7,530
                                     ------------   ------------    -------
 Net investment income (loss)......       223,731      9,744,423     42,961

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on investments:
  Beginning of period..............     1,010,940     30,103,161     19,698
  End of period....................   (13,488,840)     6,326,103     23,858
                                     ------------   ------------    -------
 Net change in unrealized
  appreciation (depreciation)......   (14,499,780)   (23,777,058)     4,160
 Net realized gain (loss) on
  investments......................      (100,512)        (5,616)        86
                                     ------------   ------------    -------
 Net realized and unrealized gain
  (loss) on investments............   (14,600,292)   (23,782,674)     4,246
                                     ------------   ------------    -------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................  $(14,376,561)  $(14,038,251)   $47,207
                                     ============   ============    =======

                       See Notes to Financial Statements

                                                                                           METROPOLITAN SERIES FUND
---------------------------------------------------------------------------------------   --------------------------

                     EQUITY                         BOND                     RESEARCH                     LARGE CAP
     BALANCED        GROWTH        VENTURE      OPPORTUNITIES   INVESTORS    MANAGERS       MID CAP        GROWTH
       SUB-           SUB-        VALUE SUB-        SUB-          SUB-         SUB-           SUB-          SUB-
      ACCOUNT       ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT
    -----------   ------------   ------------   -------------   ---------   -----------   ------------   -----------
       $712,069   $ 17,711,821   $ 25,909,682     $  93,555     $  17,364   $   129,228   $         --   $        --
        120,816      1,827,854      1,680,747        10,518        24,863        81,648        161,569        36,744
    -----------   ------------   ------------     ---------     ---------   -----------   ------------   -----------
        591,253     15,883,967     24,228,935        83,037        (7,499)       47,580       (161,569)      (36,744)
     (1,826,493)      (556,076)    56,304,584       (88,187)          (63)   (1,124,252)   (11,653,506)   (1,227,677)
     (3,290,308)   (51,972,912)       526,357      (106,595)     (702,733)   (4,696,987)   (22,954,319)   (3,235,963)
    -----------   ------------   ------------     ---------     ---------   -----------   ------------   -----------
     (1,463,815)   (51,416,836)   (55,778,227)      (18,408)     (702,670)   (3,572,735)   (11,300,813)   (2,008,286)
        (21,371)    (3,900,025)       (20,358)          340       (11,947)     (277,116)      (417,064)     (249,945)
    -----------   ------------   ------------     ---------     ---------   -----------   ------------   -----------
     (1,485,186)   (55,316,861)   (55,798,585)      (18,068)     (714,617)   (3,849,851)   (11,717,877)   (2,258,231)
    -----------   ------------   ------------     ---------     ---------   -----------   ------------   -----------
    $  (893,933)  $(39,432,894)  $(31,569,650)    $  64,969     $(722,116)  $(3,802,271)  $(11,879,446)  $(2,294,975)
    ===========   ============   ============     =========     =========   ===========   ============   ===========

     METROPOLITAN SERIES FUND
---  -------------------------
      RUSSELL
       2000      INTERNATIONAL
       INDEX         STOCK
       SUB-          SUB-
      ACCOUNT       ACCOUNT
     ---------   -------------
     $  10,030    $   766,200
        22,945        138,598
     ---------    -----------
       (12,915)       627,602
      (642,986)       585,388
      (305,601)    (4,428,172)
     ---------    -----------
       337,385     (5,013,560)
       (22,652)      (115,753)
     ---------    -----------
       314,733     (5,129,313)
     ---------    -----------
     $ 301,818    $(4,501,711)
     =========    ===========

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                              METROPOLITAN SERIES FUND
                                                    -----------------------------------------------------------------------------
                                                     AURORA                      AGGREGATE
                                                    SMALL CAP       STOCK          BOND         EAFE        MID CAP
                                                      VALUE         INDEX          INDEX       INDEX      STOCK INDEX     GROWTH
                                                      SUB-           SUB-          SUB-         SUB-         SUB-          SUB-
                                                    ACCOUNT*      ACCOUNT**      ACCOUNT*     ACCOUNT*     ACCOUNT*      ACCOUNT*
                                                    ---------    ------------    ---------    --------    -----------    --------
INCOME
 Dividends........................................  $     --     $         --     $    --     $    --       $    --      $     --

EXPENSE
 Mortality and expense risk charge (Note 3).......    33,101          767,826       6,116         591         1,777         1,591
                                                    --------     ------------     -------     -------       -------      --------
 Net investment income (loss).....................   (33,101)        (767,826)     (6,116)       (591)       (1,777)       (1,591)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation (depreciation) on
  investments:
  Beginning of period.............................        --               --          --          --            --            --
  End of period...................................   617,685      (14,675,924)     44,782      (4,182)       44,502       (39,685)
                                                    --------     ------------     -------     -------       -------      --------
 Net change in unrealized appreciation
  (depreciation)..................................   617,685      (14,675,924)     44,782      (4,182)       44,502       (39,685)
 Net realized gain (loss) on investments..........    (9,118)        (251,887)        822          16            26          (798)
                                                    --------     ------------     -------     -------       -------      --------
 Net realized and unrealized gain (loss) on
  investments.....................................   608,567      (14,927,811)     45,604      (4,166)       44,528       (40,483)
                                                    --------     ------------     -------     -------       -------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS..................................  $575,466     $(15,695,637)    $39,488     $(4,757)      $42,751      $(42,074)
                                                    ========     ============     =======     =======       =======      ========

 * For the period May 1, 2001 (Commencement of Operations) through December 31, 2001.
** On April 27, 2001, the MetLife Stock Index Portfolio was substituted for the
   Westpeak Stock Index Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements

                                                                                            VARIABLE
                                                                                            INSURANCE
                                                          VARIABLE INSURANCE                PRODUCTS
        AMERICAN FUNDS INSURANCE SERIES                      PRODUCTS FUND                   FUND II
    ----------------------------------------   -----------------------------------------   -----------   -------------
                                  GLOBAL
                   GROWTH-        SMALL          EQUITY-                        HIGH          ASSET
      GROWTH       INCOME     CAPITALIZATION      INCOME        OVERSEAS       INCOME        MANAGER
       SUB-         SUB-           SUB-            SUB-           SUB-          SUB-          SUB-
     ACCOUNT*     ACCOUNT*       ACCOUNT*        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
    -----------   ---------   --------------   ------------   ------------   -----------   -----------   -------------
    $   703,326   $ 247,020    $    19,030     $ 11,204,132   $ 24,381,084   $ 1,758,933   $   849,491   $ 143,597,763
         33,863      27,140          3,946        1,103,777        762,426        95,020       104,280      16,538,330
    -----------   ---------    -----------     ------------   ------------   -----------   -----------   -------------
        669,463     219,880         15,084       10,100,355     23,618,658     1,663,913       745,211     127,059,433
             --          --             --       42,499,466     (3,631,357)   (6,007,940)     (317,692)    240,152,350
       (243,374)    158,373        130,865       22,318,813    (37,794,980)   (8,913,158)   (1,740,917)   (241,069,861)
    -----------   ---------    -----------     ------------   ------------   -----------   -----------   -------------
       (243,374)    158,373        130,865      (20,180,653)   (34,163,623)   (2,905,218)   (1,423,225)   (481,222,211)
         (5,360)     (4,325)        (4,543)          (2,881)   (23,051,827)     (408,150)      (35,169)     (4,048,656)
    -----------   ---------    -----------     ------------   ------------   -----------   -----------   -------------
       (248,734)    154,048        126,322      (20,183,534)   (57,215,450)   (3,313,368)   (1,458,394)   (485,270,867)
    -----------   ---------    -----------     ------------   ------------   -----------   -----------   -------------
       $420,729   $ 373,928    $   141,406     $(10,083,179)  $(33,596,792)  $(1,649,455)  $  (713,183)  $(358,211,434)
    ===========   =========    ===========     ============   ============   ===========   ===========   =============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                         NEW ENGLAND ZENITH FUND
                                 ------------------------------------------------------------------------------------------------
                                                                                                                        GROWTH
                                   CAPITAL         BOND         MONEY         STOCK                       MID CAP         AND
                                    GROWTH        INCOME        MARKET        INDEX         MANAGED        VALUE        INCOME
                                     SUB-          SUB-          SUB-          SUB-          SUB-          SUB-          SUB-
                                   ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
INCOME
 Dividends.....................  $  6,825,924   $        --   $4,511,876   $    149,711   $ 1,581,304   $        --   $ 2,499,909

EXPENSE
 Mortality and expense risk
  charge (Note 3)..............     6,877,345       511,944      500,145      1,351,047       448,504       259,625       659,437
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
 Net investment income
  (loss).......................       (51,421)     (511,944)   4,011,731     (1,201,336)    1,132,800      (259,625)    1,840,472

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on
  investments:
  Beginning of period..........   144,771,302    (4,499,584)          --     63,685,270     9,600,369    (4,330,144)    8,566,144
  End of period................    81,288,400     1,588,195           --     44,833,445     5,621,175     3,374,127     1,010,940
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
 Net change in unrealized
  appreciation
  (depreciation)...............   (63,482,902)    6,087,779           --    (18,851,825)   (3,979,194)    7,704,271    (7,555,204)
 Net realized gain (loss) on
  investments..................        65,557       (36,738)          --       (203,449)      (42,829)      (23,066)      (18,902)
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
 Net realized and unrealized
  gain (loss) on investments...   (63,417,345)    6,051,041           --    (19,055,274)   (4,022,023)    7,681,205    (7,574,106)
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS....................  $(63,468,766)  $ 5,539,097   $4,011,731   $(20,256,610)  $(2,889,223)  $ 7,421,580   $(5,733,634)
                                 ============   ===========   ==========   ============   ===========   ===========   ===========


                                                NEW ENGLAND ZENITH FUND
                                 -----------------------------------------------------

                                    SMALL         U.S.                       EQUITY
                                     CAP       GOVERNMENT    BALANCED        GROWTH
                                    SUB-          SUB-         SUB-           SUB-
                                   ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT
                                 -----------   ----------   -----------   ------------
INCOME
 Dividends.....................  $ 1,181,882    $     --    $     5,904   $  3,306,492

EXPENSE
 Mortality and expense risk
  charge (Note 3)..............      902,187       7,636        117,597      1,981,053
                                 -----------    --------    -----------   ------------
 Net investment income
  (loss).......................      279,695      (7,636)      (111,693)     1,325,439

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on
  investments:
  Beginning of period..........   27,466,967     (56,822)    (1,387,395)    52,277,058
  End of period................   30,103,161      19,698     (1,826,493)      (556,076)
                                 -----------    --------    -----------   ------------
 Net change in unrealized
  appreciation
  (depreciation)...............    2,636,194      76,520       (439,098)   (52,833,134)
 Net realized gain (loss) on
  investments..................      145,497         148         79,174        416,391
                                 -----------    --------    -----------   ------------
 Net realized and unrealized
  gain (loss) on investments...    2,781,691      76,668       (359,924)   (52,416,743)
                                 -----------    --------    -----------   ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS....................  $ 3,061,386    $ 69,032    $  (471,617)  $(51,091,304)
                                 ===========    ========    ===========   ============

+ For the period May 1, 2000 (Commencement of Operations) through December 31,
  2000.
++ On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements


                                                                                           METROPOLITAN SERIES FUND
    ---------------------------------------------------------------------   -------------------------------------------------------
    INTERNATIONAL                                                                                         RUSSELL
       MAGNUM                         BOND                     RESEARCH                     LARGE CAP      2000+     INTERNATIONAL+
      EQUITY++        VENTURE     OPPORTUNITIES   INVESTORS    MANAGERS       MID CAP+       GROWTH+       INDEX         STOCK
        SUB-        VALUE SUB-        SUB-          SUB-         SUB-           SUB-          SUB-         SUB-           SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT
    -------------   -----------   -------------   ---------   -----------   ------------   -----------   ---------   --------------
     $   374,965    $        --     $      --     $    966    $     2,453   $  1,356,774   $        --   $ 306,539      $    679
         128,687      1,440,887        10,241       13,612         41,150         62,269        10,822       5,829        17,583
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
         246,278     (1,440,887)      (10,241)     (12,646)       (38,697)     1,294,505       (10,822)    300,710       (16,904)
       3,645,897     38,403,888      (154,569)      20,670        138,291             --            --          --            --
         (48,155)    56,304,584       (88,187)         (63)    (1,124,252)   (11,653,506)   (1,227,677)   (642,986)      633,543
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
      (3,694,052)    17,900,696        66,382      (20,733)    (1,262,543)   (11,653,506)   (1,227,677)   (642,986)      633,543
         (10,214)      (178,858)        5,936       (1,002)        60,137        764,362         4,567      22,026         6,780
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
      (3,683,838)    17,721,838        72,318      (21,735)    (1,202,406)   (10,889,144)   (1,223,110)   (620,960)      640,323
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
     $(3,437,560)   $16,280,951     $  62,077     $(34,381)   $(1,241,103)  $ (9,594,639)  $(1,233,932)  $(320,250)     $623,419
     ===========    ===========     =========     ========    ===========   ============   ===========   =========      ========

                                                 VARIABLE
                                                 INSURANCE
                                                 PRODUCTS
         VARIABLE INSURANCE PRODUCTS FUND         FUND II
     ----------------------------------------   -----------   -------------

       EQUITY-                       HIGH          ASSET
       INCOME        OVERSEAS       INCOME        MANAGER
        SUB-           SUB-          SUB-          SUB-
       ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     -----------   ------------   -----------   -----------   -------------
     $13,394,545   $ 16,105,748   $ 1,006,372   $ 1,452,323   $  54,064,366
       1,054,512      1,056,320       103,143        95,403      17,656,978
     -----------   ------------   -----------   -----------   -------------
      12,340,033     15,049,428       903,229     1,356,920      36,407,388
      42,410,113     51,864,228      (919,900)    1,757,628     433,259,411
      42,499,466     (3,631,357)   (6,007,940)     (317,692)    240,152,350
     -----------   ------------   -----------   -----------   -------------
          89,353    (55,495,585)   (5,088,040)   (2,075,320)   (193,107,061)
        (452,602)        27,078       261,479        16,825         928,725
     -----------   ------------   -----------   -----------   -------------
        (363,249)   (55,468,507)   (4,826,561)   (2,058,495)   (192,178,336)
     -----------   ------------   -----------   -----------   -------------
     $11,976,784   $(40,419,079)  $(3,923,332)  $  (701,575)  $(155,770,948)
     ===========   ============   ===========   ===========   =============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                                      NEW ENGLAND ZENITH FUND
                                            ---------------------------------------------------------------------------------

                                              CAPITAL         BOND         MONEY         STOCK                      MID CAP
                                               GROWTH        INCOME        MARKET        INDEX        MANAGED        VALUE
                                                SUB-          SUB-          SUB-         SUB-          SUB-          SUB-
                                              ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT
                                            ------------   -----------   ----------   -----------   -----------   -----------
INCOME
 Dividends................................  $239,049,928   $ 5,475,221   $5,083,165   $ 4,154,533   $ 9,783,326   $   459,624

EXPENSE
 Mortality and expense risk charge (Note
   3).....................................     6,723,595       471,818      638,578     1,013,735       421,255       330,436
                                            ------------   -----------   ----------   -----------   -----------   -----------
 Net investment income (loss).............   232,326,333     5,003,403    4,444,587     3,140,798     9,362,071       129,188

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation
   (depreciation) on investments:
   Beginning of period....................   215,969,495     1,209,273           --    39,965,167    13,285,666    (3,807,527)
   End of period..........................   144,771,302    (4,499,584)          --    63,685,270     9,600,369    (4,330,144)
                                            ------------   -----------   ----------   -----------   -----------   -----------
 Net change in unrealized appreciation
   (depreciation).........................   (71,198,193)   (5,708,857)          --    23,720,103    (3,685,297)     (522,617)
 Net realized gain (loss) on
   investments............................      (572,298)        1,487           --       (52,322)      (65,614)       (9,202)
                                            ------------   -----------   ----------   -----------   -----------   -----------
 Net realized and unrealized gain (loss)
   on investments.........................   (71,770,491)   (5,707,370)          --    23,667,781    (3,750,911)     (531,819)
                                            ------------   -----------   ----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................  $160,555,842   $  (703,967)  $4,444,587   $26,808,579   $ 5,611,160   $  (402,631)
                                            ============   ===========   ==========   ===========   ===========   ===========


                                              NEW ENGLAND ZENITH FUND
                                            -------------------------
                                              GROWTH
                                                AND          SMALL
                                              INCOME          CAP
                                               SUB-          SUB-
                                              ACCOUNT       ACCOUNT
                                            -----------   -----------
INCOME
 Dividends................................  $12,174,462   $   260,319

EXPENSE
 Mortality and expense risk charge (Note
   3).....................................      578,297       538,571
                                            -----------   -----------
 Net investment income (loss).............   11,596,165      (278,252)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation
   (depreciation) on investments:
   Beginning of period....................   13,616,695     3,516,783
   End of period..........................    8,566,144    27,466,967
                                            -----------   -----------
 Net change in unrealized appreciation
   (depreciation).........................   (5,050,551)   23,950,184
 Net realized gain (loss) on
   investments............................      (33,403)        2,146
                                            -----------   -----------
 Net realized and unrealized gain (loss)
   on investments.........................   (5,083,954)   23,952,330
                                            -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................  $ 6,512,211   $23,674,078
                                            ===========   ===========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements


-----------------------------------------------------------------------------------------------------------------
                                             INTERNATIONAL
       U.S.                      EQUITY         MAGNUM         VENTURE         BOND                     RESEARCH
    GOVERNMENT    BALANCED       GROWTH         EQUITY          VALUE      OPPORTUNITIES   INVESTORS*   MANAGERS*
       SUB-         SUB-          SUB-           SUB-           SUB-           SUB-           SUB-        SUB-
     ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT      ACCOUNT
    ----------   -----------   -----------   -------------   -----------   -------------   ----------   ---------
     $ 46,383    $   998,875   $26,651,028    $   60,426     $ 3,101,039     $  90,809      $ 1,921     $     --
       10,668        126,629     1,069,420       119,372         961,922        24,177          533        1,540
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
       35,715        872,246    25,581,608       (58,946)      2,139,117        66,632        1,388       (1,540)
       15,209      1,036,991    30,707,168       194,954      20,008,648       (46,594)          --           --
      (56,822)    (1,387,395)   52,277,058     3,645,897      38,403,888      (154,569)      20,670      138,291
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
      (72,031)    (2,424,386)   21,569,890     3,450,943      18,395,240      (107,975)      20,670      138,291
       (1,634)       (14,874)     (116,438)       (4,634)        (47,139)        1,097        8,670      (34,566)
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
      (73,665)    (2,439,260)   21,453,452     3,446,309      18,348,101      (106,878)      29,340      103,725
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
     $(37,950)   $(1,567,014)  $47,035,060    $3,387,363     $20,487,218     $ (40,246)     $30,728     $102,185
     ========    ===========   ===========    ==========     ===========     =========      =======     ========

                                               VARIABLE
                                              INSURANCE
               VARIABLE INSURANCE              PRODUCTS
                 PRODUCTS FUND                 FUND II
---  --------------------------------------   ----------   ------------

       EQUITY-                      HIGH        ASSET
       INCOME       OVERSEAS       INCOME      MANAGER
        SUB-          SUB-          SUB-         SUB-
       ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT        TOTAL
     -----------   -----------   ----------   ----------   ------------
     $ 7,478,140   $ 3,746,050   $1,147,254   $  713,060   $320,475,563
       1,005,310       681,381       87,077       74,260     14,878,574
     -----------   -----------   ----------   ----------   ------------
       6,472,830     3,064,669    1,060,177      638,800    305,596,989
      39,593,709    14,768,529     (611,552)   1,247,559    390,670,173
      42,410,113    51,864,228     (919,900)   1,757,628    433,259,411
     -----------   -----------   ----------   ----------   ------------
       2,816,404    37,095,699     (308,348)     510,069     42,589,238
        (592,373)     (370,244)      48,706       (3,669)    (1,856,304)
     -----------   -----------   ----------   ----------   ------------
       2,224,031    36,725,455     (259,642)     506,400     40,732,934
     -----------   -----------   ----------   ----------   ------------
     $ 8,696,861   $39,790,124   $  800,535   $1,145,200   $346,329,923
     ===========   ===========   ==========   ==========   ============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2001

                                     ----------------------------------------------------------------------

                                        CAPITAL              BOND              MONEY              STOCK
                                         GROWTH             INCOME            MARKET              INDEX
                                          SUB-               SUB-              SUB-               SUB-
                                        ACCOUNT            ACCOUNT            ACCOUNT            ACCOUNT
                                     --------------      ------------      -------------      -------------
FROM OPERATING ACTIVITIES
 Net investment income (loss)......  $    9,451,984      $  7,184,747      $   2,942,507      $   6,807,760
 Net realized and unrealized gain
  (loss) on investments............    (197,209,878)          284,743                 --        (17,829,132)
                                     --------------      ------------      -------------      -------------
  Net Increase (decrease) in net
   assets resulting from
   operations......................    (187,757,894)        7,469,490          2,942,507        (11,021,372)

FROM POLICY-RELATED TRANSACTIONS
 Net premiums transferred from New
  England Life Insurance Company
  (Note 4).........................     120,702,047        16,079,114        183,577,288         13,318,097
 Net transfers (to) from other
  sub-accounts.....................     (43,536,243)       21,636,526       (144,125,333)         3,725,284
 Net transfers (to) from New
  England Life Insurance Company...    (104,356,611)      (17,084,744)       (28,415,100)      (183,028,543)
                                     --------------      ------------      -------------      -------------
  Net Increase in net assets
   resulting from policy related
   transactions....................     (27,190,807)       20,630,896         11,036,855       (165,985,162)
                                     --------------      ------------      -------------      -------------
 Net increase (decrease) in net
  assets...........................    (214,948,701)       28,100,386         13,979,362       (177,006,534)
NET ASSETS, AT BEGINNING OF THE
 PERIOD............................   1,023,284,312        74,236,713         73,661,213        177,006,534
                                     --------------      ------------      -------------      -------------
NET ASSETS, AT END OF THE PERIOD...  $  808,335,611      $102,337,099      $  87,640,575      $          --
                                     ==============      ============      =============      =============


                                                                                NEW ENGLAND ZENITH FUND
                                     ------------------------------------------------------------------
                                                                            GROWTH
                                        TOTAL            MID CAP             AND              SMALL
                                        RETURN            VALUE             INCOME             CAP
                                         SUB-              SUB-              SUB-              SUB-
                                       ACCOUNT           ACCOUNT           ACCOUNT           ACCOUNT
                                     ------------      ------------      ------------      ------------
FROM OPERATING ACTIVITIES
 Net investment income (loss)......  $ 13,299,631      $   (103,520)     $    223,731      $  9,744,423
 Net realized and unrealized gain
  (loss) on investments............   (16,425,166)       16,674,013       (14,600,292)      (23,782,674)
                                     ------------      ------------      ------------      ------------
  Net Increase (decrease) in net
   assets resulting from
   operations......................    (3,125,535)       16,570,493       (14,376,561)      (14,038,251)

FROM POLICY-RELATED TRANSACTIONS
 Net premiums transferred from New
  England Life Insurance Company
  (Note 4).........................    10,244,678        12,235,298        17,243,170        27,576,083
 Net transfers (to) from other
  sub-accounts.....................     3,235,428        34,392,616        (3,228,191)         (897,800)
 Net transfers (to) from New
  England Life Insurance Company...    (8,911,220)      (15,070,924)      (19,283,427)      (19,407,100)
                                     ------------      ------------      ------------      ------------
  Net Increase in net assets
   resulting from policy related
   transactions....................     4,568,886        31,556,990        (5,268,448)        7,271,183
                                     ------------      ------------      ------------      ------------
 Net increase (decrease) in net
  assets...........................     1,443,351        48,127,483       (19,645,009)       (6,767,068)
NET ASSETS, AT BEGINNING OF THE
 PERIOD............................    61,147,652        42,681,315        95,130,385       132,626,230
                                     ------------      ------------      ------------      ------------
NET ASSETS, AT END OF THE PERIOD...  $ 62,591,003      $ 90,808,798      $ 75,485,376      $125,859,162
                                     ============      ============      ============      ============

                       See Notes to Financial Statements


                                                                                                         METROPOLITAN SERIES FUND
-----------------------------------------------------------------------------------------------------   --------------------------
                                                                                                                          LARGE
       U.S.                       EQUITY        VENTURE          BOND                      RESEARCH                        CAP
    GOVERNMENT    BALANCED        GROWTH         VALUE       OPPORTUNITIES   INVESTORS     MANAGERS       MID CAP        GROWTH
       SUB-         SUB-           SUB-           SUB-           SUB-           SUB-         SUB-           SUB-          SUB-
     ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
    ----------   -----------   ------------   ------------   -------------   ----------   -----------   ------------   -----------
      $42,961    $   591,253   $ 15,883,967   $ 24,228,935    $   83,037     $   (7,499)  $    47,580   $   (161,569)  $   (36,744)
        4,246     (1,485,186)   (55,316,861)   (55,798,585)      (18,068)      (714,617)   (3,849,851)   (11,717,877)   (2,258,231)
     --------    -----------   ------------   ------------    ----------     ----------   -----------   ------------   -----------
       47,207       (893,933)   (39,432,894)   (31,569,650)       64,969       (722,116)   (3,802,271)   (11,879,446)   (2,294,975)
                   3,491,442     64,300,826     54,072,478            --      1,104,466     3,666,773     10,576,777     2,041,506
       28,413        919,446      2,175,648     29,927,924       102,007      1,339,007     1,144,285      9,477,069     2,813,031
       (4,106)    (2,958,148)   (59,744,572)   (30,627,232)      (33,833)      (643,381)   (1,306,512)    (6,501,181)     (818,657)
     --------    -----------   ------------   ------------    ----------     ----------   -----------   ------------   -----------
       24,307      1,452,740      6,731,902     53,373,170        68,174      1,800,092     3,504,546     13,552,665     4,035,880
     --------    -----------   ------------   ------------    ----------     ----------   -----------   ------------   -----------
       71,514        558,807    (32,700,992)    21,803,520       133,143      1,077,976      (297,725)     1,673,219     1,740,905
      753,927     15,019,446    272,882,939    216,183,147     1,035,189      3,009,703    11,606,566     23,854,019     4,495,828
     --------    -----------   ------------   ------------    ----------     ----------   -----------   ------------   -----------
     $825,441    $15,578,253   $240,181,947   $237,986,667    $1,168,332     $4,087,679   $11,308,841   $ 25,527,238   $ 6,236,733
     ========    ===========   ============   ============    ==========     ==========   ===========   ============   ===========


      METROPOLITAN SERIES FUND
---  ---------------------------

       RUSSELL     INTERNATIONAL
     2000 INDEX        STOCK
        SUB-           SUB-
       ACCOUNT        ACCOUNT
     -----------   -------------
     $   (12,915)   $   627,602
         314,733     (5,129,313)
     -----------    -----------
         301,818     (4,501,711)
       1,367,109      5,579,942
       2,704,989      5,403,726
      (1,317,567)    (3,651,972)
     -----------    -----------
       2,754,531      7,331,696
     -----------    -----------
       3,056,349      2,829,985
       2,163,212     19,387,515
     -----------    -----------
     $ 5,219,561    $22,217,500
     ===========    ===========

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2001


                                                          METROPOLITAN SERIES FUND
                                 --------------------------------------------------------------------------
                                   AURORA         STOCK       AGGREGATE
                                  SMALL CAP       INDEX          BOND        EAFE      MID CAP
                                    VALUE         GROWTH        INDEX       INDEX       STOCK      GROWTH
                                    SUB-           SUB-          SUB-        SUB-       SUB-        SUB-
                                  ACCOUNT*       ACCOUNT*      ACCOUNT*    ACCOUNT*   ACCOUNT*    ACCOUNT*
                                 -----------   ------------   ----------   --------   ---------   ---------
FROM OPERATING ACTIVITIES
 Net investment income
   (loss)......................  $   (33,101)  $   (767,826)  $   (6,116)  $   (591)  $  (1,777)  $  (1,591)
 Net realized and unrealized
   gain (loss) on
   investments.................      608,567    (14,927,811)      45,604     (4,166)     44,528     (40,483)
                                 -----------   ------------   ----------   --------   ---------   ---------
   Net Increase (decrease) in
    net assets resulting from
    operations.................      575,466    (15,695,637)      39,488     (4,757)     42,751     (42,074)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums transferred from
   New England Life Insurance
   Company (Note 4)............    1,478,099     26,483,557      384,578     68,580     158,146      64,937
 Net transfers (to) from other
   sub-accounts................   15,717,971     11,516,630    4,188,650    333,025     944,550     940,157
 Net transfers (to) from New
   England Life Insurance
   Company.....................   (2,601,494)   155,954,869     (520,407)    40,420    (185,314)   (173,933)
                                 -----------   ------------   ----------   --------   ---------   ---------
   Net Increase in net assets
    resulting from policy
    related transactions.......   14,594,576    193,955,056    4,052,821    442,025     917,382     831,161
                                 -----------   ------------   ----------   --------   ---------   ---------
 Net increase (decrease) in net
   assets......................   15,170,042    178,259,419    4,092,309    437,268     960,133     789,087
NET ASSETS, AT BEGINNING OF THE
 PERIOD........................           --             --           --         --          --          --
                                 -----------   ------------   ----------   --------   ---------   ---------
NET ASSETS, AT END OF THE
 PERIOD........................  $15,170,042   $178,259,419   $4,092,309   $437,268   $ 960,133   $ 789,087
                                 ===========   ============   ==========   ========   =========   =========

 * For the period May 1, 2001 (Commencement of Operations) through December 31, 2001.
** On April 27, 2001, the MetLife Stock Index Portfolio was substituted for the
   Westpeak Stock Index Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements

                                                                                              VARIABLE
                                                                                              INSURANCE
                                                            VARIABLE INSURANCE                PRODUCTS
         AMERICAN FUNDS INSURANCE SERIES                       PRODUCTS FUND                   FUND II
    ------------------------------------------   -----------------------------------------   -----------   --------------
                    GROWTH-      GLOBAL SMALL      EQUITY-                        HIGH          ASSET
      GROWTH        INCOME      CAPITALIZATION      INCOME        OVERSEAS       INCOME        MANAGER
       SUB-          SUB-            SUB-            SUB-           SUB-          SUB-          SUB-
     ACCOUNT*      ACCOUNT*        ACCOUNT*        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
    -----------   -----------   --------------   ------------   ------------   -----------   -----------   --------------
    $   669,463   $   219,880     $   15,084     $ 10,100,355   $ 23,618,658   $ 1,663,913   $   745,211   $  127,059,433
       (248,734)      154,048        126,322      (20,183,534)   (57,215,450)   (3,313,368)   (1,458,394)    (485,270,867)
    -----------   -----------     ----------     ------------   ------------   -----------   -----------   --------------
        420,729       373,928        141,406      (10,083,179)   (33,596,792)   (1,649,455)     (713,183)    (358,211,434)
      1,979,441     1,528,344        199,909       23,566,426     22,864,761     3,376,955     3,516,423      632,847,250
     19,367,339    13,853,685      2,120,530        1,729,692     (2,729,062)    3,183,382     1,595,619               --
     (2,931,532)   (2,537,897)      (392,307)     (19,935,729)   (69,812,641)   (3,232,956)   (2,789,787)    (452,283,538)
    -----------   -----------     ----------     ------------   ------------   -----------   -----------   --------------
     18,415,248    12,844,132      1,928,132        5,360,389    (49,676,942)    3,327,381     2,322,255      180,563,712
    -----------   -----------     ----------     ------------   ------------   -----------   -----------   --------------
     18,835,977    13,218,060      2,069,538       (4,722,790)   (83,273,734)    1,677,926     1,609,072     (177,647,722)
             --            --             --      157,030,403    183,248,954    11,632,558    13,220,267    2,615,298,027
    -----------   -----------     ----------     ------------   ------------   -----------   -----------   --------------
    $18,835,977   $13,218,060     $2,069,538     $152,307,613   $ 99,975,220   $13,310,484   $14,829,339   $2,437,650,305
    ===========   ===========     ==========     ============   ============   ===========   ===========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                 NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------------------------------
                                                                                                                       GROWTH
                             CAPITAL           BOND           MONEY          STOCK                       MID CAP         AND
                              GROWTH          INCOME         MARKET          INDEX         MANAGED        VALUE        INCOME
                               SUB-            SUB-           SUB-            SUB-          SUB-          SUB-          SUB-
                             ACCOUNT         ACCOUNT         ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
FROM OPERATING
 ACTIVITIES
 Net investment income
  (loss)................  $      (51,421)  $   (511,944)  $   4,011,731   $ (1,201,336)  $ 1,132,800   $  (259,625)  $ 1,840,472
 Net realized and
  unrealized gain (loss)
  on investments........     (63,417,345)     6,051,041              --    (19,055,274)   (4,022,023)    7,681,205    (7,574,106)
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
  Net increase
   (decrease) in net
   assets resulting from
   operations...........     (63,468,766)     5,539,097       4,011,731    (20,256,610)   (2,889,223)    7,421,580    (5,733,634)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums
  transferred from New
  England Life Insurance
  Company (Note 4)......     134,719,373     12,375,855     236,841,520     39,147,722    10,169,186     6,884,739    17,754,814
 Net transfers (to) from
  other sub-accounts....     (53,936,979)    (1,050,289)   (209,452,023)    21,601,786    (1,102,701)       19,759        71,181
 Net transfers (to) from
  New England Life
  Insurance Company.....    (140,732,696)   (10,668,357)    (94,509,898)   (28,008,433)   (9,199,841)   (5,138,115)   (2,072,288)
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
  Net increase
   (decrease) in net
   assets resulting from
   policy related
   transactions.........     (59,950,302)       657,209     (67,120,401)    32,741,075      (133,356)    1,766,383    15,753,707
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
 Net increase (decrease)
  in net assets.........    (123,419,068)     6,196,306     (63,108,670)    12,484,465    (3,022,579)    9,187,963    10,020,073
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........   1,146,703,380     68,040,407     136,769,883    164,522,069    64,170,231    33,493,352    85,110,312
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
NET ASSETS, AT END OF
 THE PERIOD.............  $1,023,284,312   $ 74,236,713   $  73,661,213   $177,006,534   $61,147,652   $42,681,315   $95,130,385
                          ==============   ============   =============   ============   ===========   ===========   ===========


                                                 NEW ENGLAND ZENITH FUND
                          ----------------------------------------------------------------------
                                                                                   INTERNATIONAL
                             SMALL          U.S.                       EQUITY         MAGNUM
                              CAP        GOVERNMENT    BALANCED        GROWTH        EQUITY++
                              SUB-          SUB-         SUB-           SUB-           SUB-
                            ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT         ACCOUNT
                          ------------   ----------   -----------   ------------   -------------
FROM OPERATING
 ACTIVITIES
 Net investment income
  (loss)................  $    279,695    $ (7,636)   $  (111,693)  $  1,325,439   $    246,278
 Net realized and
  unrealized gain (loss)
  on investments........     2,781,691      76,668       (359,924)   (52,416,743)    (3,683,838)
                          ------------    --------    -----------   ------------   ------------
  Net increase
   (decrease) in net
   assets resulting from
   operations...........     3,061,386      69,032       (471,617)   (51,091,304)    (3,437,560)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums
  transferred from New
  England Life Insurance
  Company (Note 4)......    22,841,356          --      3,706,077     62,510,597      3,782,500
 Net transfers (to) from
  other sub-accounts....    37,692,753     (56,167)      (718,221)    85,404,643    (16,563,486)
 Net transfers (to) from
  New England Life
  Insurance Company.....   (20,021,929)    (16,248)    (2,786,161)   (22,586,575)            --
                          ------------    --------    -----------   ------------   ------------
  Net increase
   (decrease) in net
   assets resulting from
   policy related
   transactions.........    40,512,180     (72,415)       201,695    125,328,665    (12,780,986)
                          ------------    --------    -----------   ------------   ------------
 Net increase (decrease)
  in net assets.........    43,573,566      (3,383)      (269,922)    74,237,361    (16,218,546)
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........    89,052,664     757,310     15,289,368    198,645,578     16,218,546
                          ------------    --------    -----------   ------------   ------------
NET ASSETS, AT END OF
 THE PERIOD.............  $132,626,230    $753,927    $15,019,446   $272,882,939   $         --
                          ============    ========    ===========   ============   ============

 + For the period May 1, 2000 (Commencement of Operations) through December 31,
   2000.
++ On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements


                                                                              METROPOLITAN SERIES FUND
    -------------------------------------------------------   --------------------------------------------------------
                                                                                LARGE       RUSSELL
      VENTURE          BOND                      RESEARCH                        CAP         2000+      INTERNATIONAL+
       VALUE       OPPORTUNITIES   INVESTORS     MANAGERS       MID CAP+       GROWTH+       INDEX          STOCK
        SUB-           SUB-           SUB-         SUB-           SUB-          SUB-          SUB-           SUB-
      ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT
    ------------   -------------   ----------   -----------   ------------   -----------   ----------   --------------
    $ (1,440,887)   $  (10,241)    $  (12,646)  $   (38,697)  $  1,294,505   $   (10,822)  $  300,710    $   (16,904)
                        72,318        (21,735)   (1,202,406)   (10,889,144)   (1,223,110)    (620,960)       640,323
      17,721,838
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------

      16,280,951        62,077        (34,381)   (1,241,103)    (9,594,639)   (1,233,932)    (320,250)       623,419

      43,590,651            --        511,027     1,389,537      2,953,055       672,516      219,502        624,545

      52,137,520       (76,915)     2,126,907    11,980,716     31,992,287     5,876,190    1,935,622     20,720,805

     (42,296,007)      (11,007)      (286,688)   (1,310,787)    (1,496,684)     (818,946)     328,338     (2,581,254)
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------
                       (87,922)     2,351,246    12,059,466     33,448,658     5,729,760    2,483,462     18,764,096
      53,432,164
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------
      69,713,115       (25,845)     2,316,865    10,818,363     23,854,019     4,495,828    2,163,212     19,387,515

     146,470,032     1,061,034        692,838       788,203             --            --           --             --
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------
    $216,183,147    $1,035,189     $3,009,703   $11,606,566   $ 23,854,019   $ 4,495,828   $2,163,212    $19,387,515
    ============    ==========     ==========   ===========   ============   ===========   ==========    ===========

                                                  VARIABLE
                                                  INSURANCE
                                                  PRODUCTS
              VARIABLE INSURANCE FUND              FUND II
     -----------------------------------------   -----------   --------------

       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     ------------   ------------   -----------   -----------   --------------
     $ 12,340,033   $ 15,049,428   $   903,229   $ 1,356,920   $   36,407,388
         (363,249)   (55,468,507)   (4,826,561)   (2,058,495)    (192,178,336)
     ------------   ------------   -----------   -----------   --------------
       11,976,784    (40,419,079)   (3,923,332)     (701,575)    (155,770,948)
       24,790,229     45,688,246     3,195,995     2,631,829      677,000,871
      (10,695,232)    19,044,295       658,505     2,389,044               --
      (21,100,288)    32,597,100    (1,779,533)   (2,869,212)    (377,365,509)
     ------------   ------------   -----------   -----------   --------------
       (7,005,291)    97,329,641     2,074,967     2,151,661      299,635,362
     ------------   ------------   -----------   -----------   --------------
        4,971,493     56,910,562    (1,848,365)    1,450,086      143,864,414
      152,058,910    126,338,392    13,480,923    11,770,181    2,471,433,613
     ------------   ------------   -----------   -----------   --------------
     $157,030,403   $183,248,954   $11,632,558   $13,220,267   $2,615,298,027
     ============   ============   ===========   ===========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1999

                                 ---------------------------------------------------------------------------------------

                                    CAPITAL          BOND           MONEY          STOCK                       MID CAP
                                     GROWTH         INCOME         MARKET          INDEX         MANAGED        VALUE
                                      SUB-           SUB-           SUB-            SUB-          SUB-          SUB-
                                    ACCOUNT         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                 --------------   -----------   -------------   ------------   -----------   -----------
FROM OPERATING ACTIVITIES
 Net investment income
   (loss)......................  $  232,326,333   $ 5,003,403   $   4,444,587   $  3,140,798   $ 9,362,071   $   129,188
 Net realized and unrealized
   gain (loss) on
   investments.................     (71,770,491)   (5,707,370)             --     23,667,781    (3,750,911)     (531,819)
                                 --------------   -----------   -------------   ------------   -----------   -----------
   Net Increase (decrease) in
    net assets resulting from
    operations.................     160,555,842      (703,967)      4,444,587     26,808,579     5,611,160      (402,631)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums transferred from
   New England Life Insurance
   Company (Note 4)............     142,211,177    13,805,688     214,469,972     29,988,746    10,115,433     7,098,841
 Net transfers (to) from other
   sub-accounts................      (3,426,057)    5,993,183    (132,180,032)    28,975,401     3,130,211    (1,928,318)
 Net transfers (to) from New
   England Life Insurance
   Company.....................    (127,342,172)   (8,870,541)    (35,295,568)   (21,960,448)   (7,936,560)   (3,985,601)
                                 --------------   -----------   -------------   ------------   -----------   -----------
   Net Increase in net assets
    resulting from policy
    related transactions.......      11,442,948    10,928,330      46,994,372     37,003,699     5,309,084     1,184,922
                                 --------------   -----------   -------------   ------------   -----------   -----------
 Net increase (decrease) in net
   assets......................     171,998,790    10,224,363      51,438,959     63,812,278    10,920,244       782,291
NET ASSETS, AT BEGINNING OF THE
 PERIOD........................     974,704,592    57,816,044      85,330,924    100,709,791    53,249,987    32,711,062
                                 --------------   -----------   -------------   ------------   -----------   -----------
NET ASSETS, AT END OF THE
 PERIOD........................  $1,146,703,382   $68,040,407   $ 136,769,883   $164,522,069   $64,170,231   $33,493,353
                                 ==============   ===========   =============   ============   ===========   ===========


                                                  NEW ENGLAND ZENITH FUND
                                 ----------------------------------------
                                    GROWTH
                                     AND           SMALL          U.S.
                                    INCOME          CAP        GOVERNMENT
                                     SUB-           SUB-          SUB-
                                   ACCOUNT        ACCOUNT       ACCOUNT
                                 ------------   ------------   ----------
FROM OPERATING ACTIVITIES
 Net investment income
   (loss)......................  $ 11,596,165   $   (278,252)   $ 35,715
 Net realized and unrealized
   gain (loss) on
   investments.................    (5,083,954)    23,952,330     (73,665)
                                 ------------   ------------    --------
   Net Increase (decrease) in
    net assets resulting from
    operations.................     6,512,211     23,674,078     (37,950)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums transferred from
   New England Life Insurance
   Company (Note 4)............    15,769,644     16,994,060          --
 Net transfers (to) from other
   sub-accounts................    14,513,514     (3,433,209)     79,255
 Net transfers (to) from New
   England Life Insurance
   Company.....................   (10,636,850)   (11,981,152)     24,393
                                 ------------   ------------    --------
   Net Increase in net assets
    resulting from policy
    related transactions.......    19,646,308      1,579,699     103,648
                                 ------------   ------------    --------
 Net increase (decrease) in net
   assets......................    26,158,519     25,253,777      65,698
NET ASSETS, AT BEGINNING OF THE
 PERIOD........................    58,951,793     63,798,887     691,612
                                 ------------   ------------    --------
NET ASSETS, AT END OF THE
 PERIOD........................  $ 85,110,312   $ 89,052,664    $757,310
                                 ============   ============    ========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements


-------------------------------------------------------------------------------------------------------
                                 INTERNATIONAL
                     EQUITY         MAGNUM         VENTURE          BOND                      RESEARCH
     BALANCED        GROWTH         EQUITY          VALUE       OPPORTUNITIES   INVESTORS*   MANAGERS*
       SUB-           SUB-           SUB-            SUB-           SUB-           SUB-         SUB-
      ACCOUNT       ACCOUNT         ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT
    -----------   ------------   -------------   ------------   -------------   ----------   ----------
    $   872,246   $ 25,581,608    $   (58,946)   $  2,139,117    $   66,632     $    1,388   $   (1,540)
     (2,439,260)    21,453,452      3,446,309      18,348,101      (106,878)        29,340      103,725
     -----------   ------------    -----------    ------------    ----------     ----------   ----------

     (1,567,014)    47,035,060      3,387,363      20,487,218       (40,246)        30,728      102,185

      4,093,455     31,646,457      3,430,299      32,031,496            --         75,935       86,667

      1,865,860     59,949,102      1,463,742      22,546,367         1,100        684,756      763,549

     (1,579,581)   (30,858,890)    (2,381,414)    (23,867,517)        9,526        (98,581)    (164,198)
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
                    60,736,669      2,512,627      30,710,346        10,626        662,110      686,018
      4,379,734
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
      2,812,720    107,771,729      5,899,990      51,197,564       (29,620)       692,838      788,203

     12,476,648     90,873,849     10,318,556      95,272,468     1,090,654             --           --
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
    $15,289,368   $198,645,578    $16,218,546    $146,470,032    $1,061,034     $  692,838   $  788,203
    ===========   ============    ===========    ============    ==========     ==========   ==========

                                                  VARIABLE
                                                  INSURANCE
                VARIABLE INSURANCE                PRODUCTS
                   PRODUCTS FUND                   FUND II
---  -----------------------------------------   -----------   --------------

       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     ------------   ------------   -----------   -----------   --------------
     $  6,472,830   $  3,064,669   $ 1,060,177   $   638,800   $  305,596,989
        2,224,031     36,725,455      (259,642)      506,400       40,732,934
     ------------   ------------   -----------   -----------   --------------
        8,696,861     39,790,124       800,535     1,145,200      346,329,923
       26,649,674     17,254,614     3,727,099     2,393,210      571,842,467
       (2,823,843)     1,086,949     1,354,057     1,384,413               --
      (19,017,183)   (16,067,097)   (2,389,723)   (1,339,833)    (325,738,990)
     ------------   ------------   -----------   -----------   --------------
        4,808,648      2,274,466     2,691,433     2,437,790      246,103,477
     ------------   ------------   -----------   -----------   --------------
       13,505,509     42,064,590     3,491,968     3,582,990      592,433,400
      138,553,401     84,273,799     9,988,955     8,187,191    1,879,000,213
     ------------   ------------   -----------   -----------   --------------
     $152,058,910   $126,338,389   $13,480,923   $11,770,181   $2,471,433,613
     ============   ============   ===========   ===========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO. NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has thirty-two investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Metropolitan Series Fund, Inc., the Variable Insurance Products Fund, the Variable Insurance Products Fund II or American Funds Insurance Series. The portfolios of the Zenith Fund, the Metropolitan Series Fund, Inc., the Variable Insurance Products Fund, the Variable Insurance Products Fund II and American Funds Insurance Series in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, Metropolitan Series Fund, Inc., the Variable Insurance Products Fund, the Variable Insurance Products Fund II and American Funds Insurance Series are open-end management investment companies. The Account purchases or redeems shares of the Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m.
EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Under some versions of the policies the charge is assessed daily against Account assets and under others it is deducted monthly from policy cash values. The rate of the charge varies by policy version.

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales load, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. INVESTMENT ADVISERS. MetLife Advisers, LLC (formerly, New England Investment Management, LLC.) is the investment adviser for the series of the Zenith Fund. The Chart below shows the sub-adviser for each series of the Zenith Fund. MetLife Advisers, which is an affiliate of NELICO, and each of the sub-advisers are registered with the Securities and Exchange Commission as investment advisers under the Investment Advisers Act of 1940.

                   SERIES                                       SUB-ADVISER
                   ------                      ----------------------------------------------
Capital Growth                                 Capital Growth Management Limited Partnership*
State Street Research Money Market             State Street Research and Management Company**
State Street Research Bond Income              State Street Research and Management Company**
MFS Total Return+                              Massachusetts Financial Services Company**
Westpeak Growth and Income                     Westpeak Investment Advisors, L.P.
Harris Oakmark Mid Cap Value****               Harris Associates L.P.
Loomis Sayles Small Cap                        Loomis, Sayles & Company, L.P.
Balanced***                                    Wellington Management Company, LLP.
Davis Venture Value*****                       Davis Selected Advisers, L.P.
Alger Equity Growth                            Fred Alger Management, Inc.
Salomon Brothers U.S. Government               Salomon Brothers Asset Management, Inc.
Salomon Brothers Strategic Bond Opportunities  Salomon Brothers Asset Management, Inc.
MFS Investors Series                           Massachusetts Financial Services Company
MFS Research Managers Series                   Massachusetts Financial Services Company

    * Effective May 1, 2001, MetLife Advisers became the investment adviser to the Capital Growth Series and Capital Growth Management Limited Partnership became the sub-adviser.
   ** Prior to July 1, 2001, Back Bay Adviser, L.P. was the sub-adviser.
  *** Prior to May 1, 2000, Loomis Sayles & Company was the sub-adviser.
 **** Prior to May 1, 2000, Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co. was subadviser. Prior to May 1, 1998, Loomis Sayles & Company, LLP was the sub-adviser.
***** Davis Selected may also delegate any of its responsibilities to Davis
      Selected Advisers -- NY, Inc., a wholly-owned subsidiary of Davis
      Selected.
    + Formerly, the Back Bay Advisers Managed Series.

The Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series on December 1, 2000. The Morgan Stanley International Magnum Equity Series is no longer available for investment under the contracts. The Metlife Stock Index Portfolio was substituted for the Westpeak Stock Index Series on April 27, 2001. The Westpeak Stock Index Series is no longer available for investment under the contracts.

MetLife Advisers became investment manager for the Metropolitan Series Fund Portfolios on May 1, 2001. Prior to that time, Metropolitan Life Insurance Company was the investment manager. The following chart shows the sub-investment manager for each portfolio of the Metropolitan Series Fund.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                  PORTFOLIO                                SUB-INVESTMENT MANAGER
                  ---------                    ----------------------------------------------
Putnam Large Cap Growth                        Putnam Investment Management, LLC
Janus Mid Cap                                  Janus Capital Corporation
Russell 2000 Index                             Metropolitan Life Insurance Company*
Putnam International Stock                     Putnam Investment Management, LLC
MetLife Stock Index                            Metropolitan Life Insurance Company*
MetLife Mid Cap Stock Index                    Metropolitan Life Insurance Company*
Morgan Stanley EAFE Index                      Metropolitan Life Insurance Company*
Lehman Brothers Aggregate Bond Index           Metropolitan Life Insurance Company*
State Street Research Aurora Small Cap Value   State Street Research and Management Company
Janus Growth                                   Janus Capital Corporation

* Metropolitan Life Insurance Company became sub-investment manager on May 1, 2001.

Capital Research and Management Company is the investment adviser for the American Funds Insurance Series.

Fidelity Management & Research Company is the investment adviser for the Variable Insurance Products Fund and Variable Insurance Products Fund II.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 2001:

                                                               PURCHASES         SALES
                                                              ------------    ------------
Capital Growth Series.......................................   187,210,262     234,291,654
State Street Research Money Market Series...................   297,971,187     291,611,817
State Street Research Bond Income Series....................    55,805,111      31,541,078
MFS Total Return Series.....................................    25,517,356      20,713,998
Westpeak Stock Index Series.................................    29,577,087      20,705,826
Westpeak Growth and Income Series...........................    31,857,925      29,133,954
Harris Oakmark Mid Cap Value Series.........................    62,984,945      25,824,328
Loomis Sayles Small Cap Series..............................    57,316,690      50,868,764
Balanced Series.............................................     7,921,255       6,114,641
Davis Venture Value Series..................................   123,357,561      76,239,954
Alger Equity Growth Series..................................   131,970,680     125,201,635
Salomon Bothers U.S. Government Series......................       804,196         806,918
Salomon Bothers Strategic Bond Opportunities Series.........       580,430         539,862
MFS Investors Series........................................     3,117,403       1,140,759
MFS Research Managers Series................................     9,377,980       6,438,666
Putnam International Stock Portfolio........................    17,224,713       8,533,291
Putnam Large Cap Growth Portfolio...........................     7,430,505       3,239,414
Janus Mid Cap Portfolio.....................................    29,528,499      12,124,400
Russell 2000 Index Portfolio................................     5,834,503       2,132,644
MetLife Stock Index Portfolio+..............................    66,613,299      46,652,727
MetLife Mid Cap Stock Index Portfolio+......................     1,230,568         158,119
Morgan Stanley EAFE Index Portfolio+........................       591,046          72,451
Lehman Brothers Aggregate Bond Index Portfolio+.............     4,940,823         497,645
State Street Research Aurora Small Cap Value Portfolio+.....    19,973,642       3,602,127
Janus Growth Portfolio......................................     1,321,567         393,099
American Funds Growth Fund+.................................    23,605,545       2,844,769
American Funds Growth-Income Fund+..........................    16,548,654       1,842,993
American Funds Global Small Capitalization Fund+............     2,623,882         455,792
VIP Equity-Income Portfolio.................................    46,115,663      43,139,853
VIP Overseas Portfolio......................................    68,636,230     128,028,513
VIP High Income Portfolio...................................    11,544,385       7,517,782
VIP II Asset Manager Portfolio..............................     7,891,831       5,225,611

+ For the period May 1, 2001 (Commencement of Sub-Account Operations) to
  December 31, 2001.

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the Sub-Account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown. These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    53.45%    (6.38)%     14.57%    (7.39)%     37.55%     20.65%
Bond Income***........    17.55%      7.80%     12.22%    (3.70)%     20.78%      4.24%
Money Market***.......     5.84%      3.43%      2.61%      3.61%      5.33%      4.76%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    23.05%     33.63%     15.30%    (4.98)%   (16.72)%
Bond Income***........    10.50%      8.66%    (0.81)%      7.77%      8.43%
Money Market***.......     4.97%      4.90%      4.60%      5.85%      3.62%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    29.98%      6.92%      9.34%      0.76%     36.44%     22.04%     32.03%     27.49%     19.96%    (9.36)%
Total Return***.......    19.75%      6.33%     10.26%    (1.46)%     30.81%     14.62%     26.12%     19.24%      9.59%    (3.72)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (12.53)%
Total Return***.......   (4.14)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.47%    (0.62)%     29.90%     17.20%     16.91%    (5.79)%      0.00%     20.01%     27.33%
Growth and Income..............    13.97%    (1.55)%     35.99%     17.68%     33.01%     24.02%      8.97%    (5.48)%   (14.23)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     9.29%      6.69%     34.62%     13.88%     27.66%     11.24%      5.96%      8.04%    (5.29)%
Overseas.......................    14.57%      1.37%      9.30%     12.82%     11.17%     12.36%     42.13%   (19.39)%   (21.44)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.45)%     28.40%     30.22%     24.42%    (2.04)%     31.29%      4.89%    (9.15)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.58)%     20.18%     13.63%     17.26%    (4.66)%      7.78%   (22.74)%   (12.04)%
Asset Manager.............................   (4.41)%     16.55%     14.20%     20.23%     14.65%     10.70%    (4.26)%    (4.43)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.84%     12.78%     25.19%     47.27%     33.66%   (13.98)%   (12.33)%
Balanced.............................................    13.75%     16.50%     15.77%      8.73%    (5.39)%    (2.26)%    (4.78)%
International Stock**................................     3.85%      6.30%    (1.64)%      6.90%     24.18%   (10.51)%   (20.87)%
Venture Value........................................    21.64%     25.40%     33.03%     14.02%     17.11%      9.11%   (11.46)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.61%    (0.49)%   (16.23)%
Research Managers...........................................    19.52%    (3.97)%   (21.23)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.30)%   (37.54)%
Russell 2000(R) Index.......................................   (6.56)%      0.51%
Large Cap Growth............................................  (27.17)%   (31.07)%

                                                              5/1/01-
SUB-ACCOUNT                                                   12/31/01
-----------                                                   --------
Bond Index..................................................     4.57%
Growth Fund.................................................  (14.32)%
Growth and Income Fund......................................   (2.75)%
Janus Growth Portfolio......................................  (21.98)%
Global Small Cap............................................   (8.29)%
EAFE Index..................................................  (16.38)%
Small Cap Value.............................................   (0.23)%
Mid Cap Stock Index.........................................   (1.08)%

   * Based on a mortality and expense risk charge at an annual rate of .35%.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operations on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under the policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series, since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    53.29%    (6.47)%     14.46%    (7.38)%     37.41%     20.53%
Bond Income***........    17.43%      7.69%     12.10%    (3.80)%     20.66%      4.14%
Money Market***.......     5.74%      3.33%      2.51%      3.35%      5.23%      4.65%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    22.92%     33.49%     15.18%    (5.08)%   (16.81)%
Bond Income***........    10.39%      8.55%    (0.91)%      7.66%      8.32%
Money Market***.......     4.87%      4.79%      4.49%      5.75%      3.51%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****......     29.85%      6.81%      9.23%      0.66%     36.30%     21.91%     31.90%     27.36%     19.84%    (9.45)%
Total Return***......     19.63%      6.22%     10.15%    (1.56)%     30.67%     14.51%     25.99%     19.12%      9.48%    (3.81)%

                       1/1/01-
SUB-ACCOUNT            12/31/01
-----------            --------
Stock Index****......  (12.62)%
Total Return***......   (4.24)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value.................     14.39%    (0.72)%     29.77%     17.08%     16.80%    (5.88)%    (0.10)%     19.89%     27.20%
Growth and Income.............     13.90%    (1.65)%     38.85%     17.56%     32.87%     23.89%      8.86%    (5.58)%   (14.31)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity Income..................     9.22%      6.59%     34.49%     13.77%     27.53%     11.13%      5.85%      7.93%    (5.38)%
Overseas.......................    14.49%      1.27%      9.19%     12.70%     11.05%     12.24%     41.99%   (19.47)%   (21.52)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.52)%     28.27%     30.09%     24.29%    (2.14)%     31.16%      4.78%    (9.24)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.61)%     20.06%     13.52%     17.14%    (4.76)%      7.67%   (22.82)%   (12.13)%
Asset Manager.............................   (4.45)%     16.43%     14.09%     20.11%     14.53%     10.59%    (4.36)%    (4.52)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.76%     12.66%     25.06%     47.12%     33.53%   (14.07)%   (12.42)%
Balanced.............................................    13.67%     16.39%     15.66%      8.62%    (5.49)%    (2.35)%    (4.88)%
International Stock**................................     3.79%      6.19%    (1.74)%      6.79%     24.05%   (10.60)%   (20.95)%
Venture Value........................................    21.56%     25.27%     32.90%     13.90%     16.99%      9.00%   (11.55)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.54%    (0.59)%   (16.31)%
Research Managers...........................................    19.44%    (4.07)%   (21.31)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.35)%   (37.61)%
Russell 2000(R) Index.......................................   (6.62)%      0.41%
Large Cap Growth............................................  (27.22)%   (31.14)%

                                                               5/1/01-
SUB-ACCOUNT                                                    12/31/01
-----------                                                    --------
Bond Index..................................................      4.49%
Growth Fund.................................................   (14.38)%
Growth and Income Fund......................................    (2.81)%
Janus Growth Portfolio......................................   (22.04)%
Global Small Cap............................................    (8.35)%
EAFE Index..................................................   (16.44)%
Small Cap Value.............................................    (0.30)%
Mid Cap Stock Index.........................................    (1.15)%

   * Based on a mortality and expense risk charge at an annual rate of .45%.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operation on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE ORDINARY ("ZENITH LIFE PLUS", "ZENITH LIFE PLUS II" AND "ZENITH VARIABLE WHOLE LIFE") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    53.06%    (6.61)%     14.28%    (7.62)%     37.21%     20.34%
Bond Income***........    17.25%      7.53%     11.94%    (3.94)%     20.47%      3.98%
Money Market***.......     5.58%      3.18%      2.36%      3.35%      5.07%      4.50%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    22.74%     33.29%     15.01%    (5.22)%   (16.93)%
Bond Income***........    10.23%      8.39%    (1.06)%      7.50%      8.15%
Money Market***.......     4.71%      4.63%      4.34%      5.59%      3.36%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    29.65%      6.65%      9.07%      0.51%     36.10%     21.73%     31.70%     27.17%     19.66%    (9.59)%
Total Return***.......    19.45%      6.06%      9.99%    (1.70)%     30.48%     14.34%     25.81%     18.94%      9.31%    (3.96)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (12.75)%
Total Return***.......   (4.38)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.28%    (0.87)%     29.57%     16.90%     16.62%    (6.03)%    (0.25)%     19.71%     27.01%
Growth and Income..............    13.78%    (1.80)%     35.65%     17.38%     32.67%     23.71%      8.70%    (5.72)%   (14.44)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     9.11%      6.43%     34.29%     13.59%     27.34%     10.96%      5.69%      7.77%    (5.53)%
Overseas.......................    14.38%      1.12%      9.02%     12.53%     10.89%     12.08%     41.77%   (19.59)%   (21.64)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.61)%     28.08%     29.90%     24.11%    (2.28)%     30.96%      4.62%    (9.38)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.66)%     19.88%     13.35%     16.96%    (4.90)%      7.51%   (22.94)%   (12.26)%
Asset Manager.............................   (4.49)%     16.26%     13.91%     19.93%     14.36%     10.43%    (4.50)%    (4.67)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.64%     12.49%     24.88%     46.90%     33.33%   (14.20)%   (12.55)%
Balanced.............................................    13.56%     16.21%     15.48%      8.46%    (5.63)%    (2.50)%    (5.02)%
International Stock**................................     3.68%      6.03%    (1.89)%      6.63%     23.87%   (10.73)%   (21.07)%
Venture Value........................................    21.44%     25.08%     32.70%     13.73%     16.81%      8.83%   (11.68)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.44%    (0.74)%   (16.44)%
Research Managers...........................................    19.32%    (4.21)%   (21.43)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.03)%   (38.04)%
Russell 2000(R) Index.......................................   (6.72)%      0.26%
Large Cap Growth............................................  (27.29)%   (31.24)%

                                                              5/1/01-
SUB-ACCOUNT                                                   12/31/01
-----------                                                   --------
Bond Index..................................................     4.39%
Growth Fund.................................................  (14.47)%
Growth and Income Fund......................................   (3.30)%
Janus Growth Portfolio......................................  (22.12)%
Global Small Cap............................................   (8.44)%
EAFE Index..................................................  (16.52)%
Small Cap Value.............................................   (0.40)%
Mid Cap Stock Index.........................................   (1.25)%

   * Based on a mortality and expense risk charge at an annual rate of .60%.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operation on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    52.61%    (6.90)%     13.94%    (7.90)%     36.80%     19.98%
Bond Income***........    16.90%      7.21%     11.60%    (4.23)%     20.12%      3.67%
Money Market***.......     5.26%      2.87%      2.05%      3.04%      4.75%      4.18%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    22.37%     32.89%     14.67%    (5.50)%   (17.18)%
Bond Income***........     9.90%      8.07%    (1.36)%      7.18%      7.83%
Money Market***.......     4.39%      4.32%      4.03%      5.27%      3.04%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    29.27%      6.33%      8.74%      0.21%     35.69%     21.36%     31.31%     26.79%     19.30%    (9.86)%
Managed***............    19.10%      5.74%      9.69%    (2.00)%     30.09%     13.99%     25.43%     18.58%      8.98%    (4.24)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (13.02)%
Managed***............   (4.67)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.05%    (1.16)%     29.19%     16.55%     16.27%    (6.31)%    (0.55)%     19.36%     26.63%
Growth and Income..............    13.55%    (2.09)%     35.25%     17.03%     32.28%     23.34%      8.37%    (6.00)%   (14.70)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     8.89%      6.11%     33.89%     13.25%     26.96%     10.63%      5.38%      7.45%    (5.81)%
Overseas.......................    14.15%      0.82%      8.70%     12.19%     10.56%     11.74%     41.35%   (19.83)%   (21.88)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.80)%     27.69%     29.50%     23.73%    (2.58)%     30.57%      4.31%    (9.65)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.76)%     19.53%     13.00%     16.61%    (5.19)%      7.19%   (23.17)%   (12.53)%
Asset Manager.............................   (4.59)%     15.91%     13.57%     19.57%     14.02%     10.10%    (4.79)%    (4.95)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.39%     12.15%     24.50%     46.46%     32.93%   (14.45)%   (12.82)%
Balanced.............................................    13.33%     15.86%     15.14%      8.13%    (5.91)%    (2.79)%    (5.31)%
International Stock**................................     3.48%      5.71%    (2.18)%      6.31%     23.50%   (11.00)%   (21.31)%
Venture Value........................................    21.20%     24.71%     32.30%     13.39%     16.47%      8.51%   (11.95)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.23%    (1.04)%   (16.69)%
Research Managers...........................................    19.08%    (4.50)%   (21.67)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.17)%   (38.23)%
Russell 2000(R) Index.......................................   (6.90)%    (0.04)%
Large Cap Growth............................................  (27.44)%   (31.45)%

                                                              5/1/01-
SUB-ACCOUNT                                                   12/31/01
-----------                                                   --------
Bond Index..................................................     4.18%
Growth Fund.................................................  (14.64)%
Growth and Income Fund......................................   (3.11)%
Janus Growth Portfolio......................................  (22.27)%
Global Small Cap............................................   (8.63)%
EAFE Index..................................................  (16.69)%
Small Cap Value.............................................   (0.60)%
Mid Cap Stock Index.........................................   (1.45)%

   * Based on a mortality and expense risk charge at an annual rate of .90%. Certain Zenith Survivorship Life Policies currently have a mortality and expense risk charge at an annual rate of .75%.

  ** On December 1, 2000 The Putnam International Stock Portfolio (which commenced operation on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors, L.P. was the subadviser to the
     State Street Research Money Market Series the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (Formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001 the MetLife Stock Index Portfolio Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth.......     52.83%    (6.75)%     14.11%    (7.76)%     37.00%     20.16%
Bond Income***.......     17.08%      7.37%     11.77%    (4.08)%     20.29%      3.82%
Money Market***......      5.42%      3.02%      2.20%      3.20%      4.91%      4.34%

                            NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                       ----------------------------------------------------
                       1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT            12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------            --------   --------   --------   --------   --------
Capital Growth.......    22.56%     33.09%     14.84%    (5.36)%   (17.06)%
Bond Income***.......    10.06%      8.23%    (1.21)%      7.34%      7.99%
Money Market***......     4.55%      4.48%      4.18%      5.43%      3.20%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****......     29.46%      6.49%      8.90%      0.36%     35.90%     21.55%     31.51%     26.98%     19.48%    (9.72)%
Total Return***......     19.28%      5.90%      9.82%    (1.85)%     30.28%     14.16%     25.62%     18.76%      9.15%    (4.10)%

                       1/1/01-
SUB-ACCOUNT            12/31/01
-----------            --------
Stock Index****......  (12.89)%
Total Return***......   (4.53)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.16%    (1.01)%     29.38%     16.72%     16.45%    (6.17)%    (0.40)%     19.54%     26.82%
Growth and Income..............    13.67%    (1.94)%     35.45%     17.21%     32.47%     23.52%      8.53%    (5.86)%   (14.57)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     9.00%      6.27%     34.09%     13.42%     27.15%     10.79%      5.54%      7.61%    (5.67)%
Overseas.......................    14.26%      0.97%      8.86%     12.36%     10.72%     11.91%     41.56%   (19.71)%   (21.76)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.71)%     27.88%     29.70%     23.92%    (2.43)%     30.77%      4.47%    (9.51)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.71)%     19.71%     13.17%     16.79%    (5.04)%      7.35%   (23.05)%   (12.40)%
Asset Manager.............................   (4.54)%     16.08%     13.74%     19.75%     14.19%     10.26%    (4.64)%    (4.81)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.51%     12.32%     24.69%     46.68%     33.13%   (14.33)%   (12.68)%
Balanced.............................................    13.44%     16.03%     15.31%      8.29%    (5.77)%    (2.64)%    (5.17)%
International Stock**................................     3.58%      5.87%    (2.04)%      6.47%     23.68%   (10.87)%   (21.19)%
Venture Value........................................    21.32%     24.89%     32.50%     13.56%     16.64%      8.67%   (11.81)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.34%    (0.89)%   (16.56)%
Research Managers...........................................    19.20%    (4.35)%   (21.55)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.10)%   (38.14)%
Russell 2000(R) Index.......................................   (6.81)%      0.11%
Large Cap Growth............................................  (27.36)%   (31.34)%

                                                               5/1/01-
SUB-ACCOUNT                                                    12/31/01
-----------                                                    --------
Bond Index..................................................      4.29%
Growth Fund.................................................   (14.58)%
Growth and Income Fund......................................    (3.01)%
Janus Growth Portfolio......................................   (22.19)%
Global Small Cap............................................    (8.53)%
EAFE Index..................................................   (16.61)%
Small Cap Value.............................................    (0.50)%
Mid Cap Stock Index.........................................    (1.35)%

   * Based on a mortality and expense risk charge at an annual rate of .75%. Certain Zenith Flexible Life Policies currently have a mortality and expense risk charge at an annual rate of .60%.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operations on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors, L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH EXECUTIVE ADVANTAGE PLUS", "ZENITH EXECUTIVE ADVANTAGE 2000", "ZENITH SURVIVORSHIP LIFE 2002" AND "ZENITH SURVIVORSHIP LIFE PLUS") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    53.98%    (6.05)%     14.97%    (7.07)%     38.03%     21.07%
Bond Income***........    17.96%      8.18%     12.61%    (3.36)%     21.20%      4.61%
Money Market***.......     6.21%      3.80%      2.97%      3.97%      5.70%      5.13%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    23.48%     34.09%     15.70%    (4.65)%   (16.43)%
Bond Income***........    10.89%      9.04%    (0.47)%      8.15%      8.81%
Money Market***.......     5.34%      5.26%      4.97%      6.22%      3.98%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    30.43%      7.30%      9.72%      1.12%     36.92%     22.47%     32.50%     27.93%     20.38%    (9.04)%
Total Return***.......    20.17%      6.70%     10.65%    (1.11)%     31.26%     15.03%     26.56%     19.65%      9.97%    (3.38)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (12.23)%
Total Return***.......   (3.80)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.74%    (0.27)%     30.35%     17.61%     17.32%    (5.46)%      0.35%     20.43%     27.78%
Growth and Income..............    14.24%    (1.21)%     36.47%     18.10%     33.47%     24.45%      9.35%    (5.15)%   (13.93)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     9.55%      6.93%     35.90%     13.75%     28.11%     11.63%      6.33%      8.42%    (4.96)%
Overseas.......................    14.84%      1.21%     11.02%     12.43%     11.56%     12.75%     42.63%   (19.11)%   (21.17)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.23)%     28.84%     30.68%     24.85%    (1.69)%     31.75%      5.25%    (8.83)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................    (.37)%     20.79%     13.75%     17.67%    (4.33)%      8.15%   (22.47)%   (11.73)%
Asset Manager.............................   (4.65)%     17.68%     14.31%     20.65%     15.05%     11.09%    (3.93)%    (4.09)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    25.13%     13.17%     25.63%     47.78%     34.13%   (13.68)%   (12.02)%
Balanced.............................................    14.01%     16.91%     16.18%      9.11%    (5.06)%    (1.91)%    (4.45)%
International Stock**................................     4.01%      6.67%    (1.30)%      7.27%     24.61%   (10.20)%   (20.59)%
Venture Value........................................    21.92%     25.84%     33.50%     14.41%     17.52%      9.49%   (11.14)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.85%    (0.15)%   (15.93)%
Research Managers...........................................    19.80%    (3.64)%   (20.95)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (27.74)%   (37.67)%
Russell 2000(R) Index.......................................   (6.35)%      0.87%
Large Cap Growth............................................  (27.00)%   (30.82)%

                                                              5/1/01-
SUB-ACCOUNT                                                   12/31/01
-----------                                                   --------
Bond Index..................................................     4.81%
Growth Fund.................................................  (14.12)%
Growth and Income Fund......................................   (2.52)%
Janus Growth Portfolio......................................  (21.80)%
Global Small Cap............................................   (8.07)%
EAFE Index..................................................  (16.19)%
Small Cap Value.............................................     0.00%
Mid Cap Stock Index.........................................   (0.85)%

   * For the flexible premium ("Zenith Executive Advantage Plus", "Zenith Executive Advantage 2000", "Zenith Survivorship Life 2002" and "Zenith Survivorship Life Plus") policies the mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operations on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors, L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Bond Income***........    17.96%      8.18%     12.61%    (3.36)%     21.20%      4.61%
Money Market***.......     6.21%      3.80%      2.97%      3.97%      5.70%      5.13%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Bond Income***........    10.89%      9.04%    (0.47)%      8.15%      8.81%
Money Market***.......     5.34%      5.26%      4.97%      6.22%      3.98%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    30.43%      7.30%      9.72%      1.12%     36.92%     22.47%     32.50%     27.93%     20.38%    (9.04)%
Total Return***.......    20.17%      6.70%     10.65%    (1.11)%     31.26%     15.03%     26.56%     19.65%      9.97%    (3.38)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (12.23)%
Total Return***.......   (3.80)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.74%    (0.27)%     30.35%     17.61%     17.32%    (5.46)%      0.35%     20.43%     27.78%
Growth and Income..............    14.24%    (1.21)%     36.47%     18.10%     33.47%     24.45%      9.35%    (5.15)%   (13.93)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.23)%     28.84%     30.68%     24.85%    (1.69)%     31.75%      5.25%    (8.83)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    25.13%     13.17%     25.63%     47.78%     34.13%   (13.68)%   (12.02)%
Balanced.............................................    14.01%     16.91%     16.18%      9.11%    (5.06)%    (1.91)%    (4.45)%
International Stock**................................     4.01%      6.67%    (1.30)%      7.27%     24.61%   (10.20)%   (20.59)%
Venture Value........................................    21.92%     25.84%     33.50%     14.41%     17.52%      9.49%   (11.14)%

                                                              6/28/96-   1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------   --------   --------   --------
U.S. Government.............................................     4.55%      8.47%      7.61%      0.17%     10.45%      6.73%
Strategic Bond Opportunities................................     8.46%     11.07%      2.04%      1.44%      7.22%      6.82%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.85%    (0.15)%   (15.93)%
Research Managers...........................................    19.80%    (3.64)%   (20.95)%

                                                              5/1/00-   1/1/01-
SUB-ACCOUNT                                                   12/31/00  12/31/01
-----------                                                   --------  --------
Large Cap Growth............................................  (27.00)%  (30.82)%

The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

   * For the modified single premium ("American Gateway") policies the mortality and expense risk charge is not charged daily against the sub-account assets but is deducted from the policy cash values monthly.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operation on May 1, 1990) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors, L.P. was the subadviser to the State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 **** On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND LIFE INSURANCE COMPANY
 INDEPENDENT AUDITORS' REPORT

New England Life Insurance Company:

We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2001 and 2000, and the related consolidated statements of income and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of New England Life Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 22, 2002

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2001 AND 2000
(DOLLARS IN MILLIONS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                               2001      2000
                                                              ------    ------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value........  $  344    $  245
  Equity securities, at fair value..........................      27        24
  Policy loans..............................................     262       234
  Other limited partnership interests.......................      20        13
  Short-term investments....................................      --        10
                                                              ------    ------
        Total investments...................................     653       526
Cash and cash equivalents...................................     222       114
Accrued investment income...................................      19        20
Premiums and other receivables..............................     133       121
Deferred policy acquisition costs...........................   1,185     1,021
Other assets................................................     113       110
Separate account assets.....................................   5,725     5,651
                                                              ------    ------
        TOTAL ASSETS........................................  $8,050    $7,563
                                                              ======    ======
LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
Future policy benefits......................................  $  245    $  190
Policyholder account balances...............................     661       412
Other policyholder funds....................................     296       249
Policyholder dividends payable..............................       2         2
Current income taxes payable................................      --         3
Deferred income taxes payable...............................      68        20
Other liabilities...........................................     115       179
Separate account liabilities................................   5,725     5,651
                                                              ------    ------
        TOTAL LIABILITIES...................................   7,112     6,706
                                                              ------    ------
Commitments and contingencies (Notes 6 and 8)

STOCKHOLDER'S EQUITY:
Common stock, par value $125.00 per share; 50,000 shares
  authorized; 20,000 shares issued and outstanding..........       3         3
Preferred stock, no par value;1,000,000 shares authorized;
  200,000 issued and outstanding............................      --        --
Additional paid-in capital..................................     647       647
Retained earnings...........................................     284       216
Accumulated other comprehensive income (loss)...............       4        (9)
                                                              ------    ------
        TOTAL STOCKHOLDER'S EQUITY..........................     938       857
                                                              ------    ------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY..................  $8,050    $7,563
                                                              ======    ======

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
(DOLLARS IN MILLIONS)

                                                              2001    2000    1999
                                                              ----    ----    ----
REVENUES
Premiums....................................................  $117    $125    $124
Universal life and investment-type product policy fees......   351     272     241
Net investment income.......................................    44      63      68
Other revenues..............................................   221     283     215
Net investment (losses) gains...............................    (1)    (28)      3
                                                              ----    ----    ----
        TOTAL REVENUES......................................   732     715     651
                                                              ----    ----    ----
EXPENSES
Policyholder benefits and claims............................   104     150     193
Interest credited to policyholder account balances..........    24      20      11
Policyholder dividends......................................     3      18      21
Other expenses..............................................   483     490     351
                                                              ----    ----    ----
        TOTAL EXPENSES......................................   614     678     576
                                                              ----    ----    ----
Income before provision for income taxes....................   118      37      75
Provision for income taxes..................................    42      25      29
                                                              ----    ----    ----
NET INCOME..................................................  $ 76    $ 12    $ 46
                                                              ====    ====    ====

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
(DOLLARS IN MILLIONS)

                                                                                         ACCUMULATED
                                                             ADDITIONAL                     OTHER
                                                   COMMON      PAID-IN      RETAINED    COMPREHENSIVE
                                                   STOCK       CAPITAL      EARNINGS    INCOME (LOSS)    TOTAL
                                                   ------    -----------    --------    -------------    -----
BALANCE AT JANUARY 1, 1999.......................    $3         $647          $178          $ 17         $845
  Dividends on preferred stock...................                               (9)                        (9)
  Comprehensive income:
    Net income...................................                               46                         46
    Other comprehensive loss:
      Unrealized investment losses, net of
        related offsets, reclassification
        adjustments and income taxes.............                                            (28)         (28)
                                                                                                         ----
  Comprehensive income...........................                                                          18
                                                     --         ----          ----          ----         ----
BALANCE AT DECEMBER 31, 1999.....................     3          647           215           (11)         854
  Dividends on preferred stock...................                              (11)                       (11)
  Comprehensive income:
    Net income...................................                               12                         12
    Other comprehensive income:
      Unrealized investment gains, net of related
        offsets, reclassification adjustments and
        income taxes.............................                                              2            2
                                                                                                         ----
  Comprehensive income...........................                                                          14
                                                     --         ----          ----          ----         ----
BALANCE AT DECEMBER 31, 2000.....................     3          647           216            (9)         857
  Dividends on preferred stock...................                               (8)                        (8)
  Comprehensive income:
    Net income...................................                               76                         76
    Other comprehensive income:
      Unrealized investment gains, net of related
        offsets, reclassification adjustments and
        income taxes.............................                                             13           13
                                                                                                         ----
  Comprehensive income...........................                                                          89
                                                     --         ----          ----          ----         ----
BALANCE AT DECEMBER 31, 2001.....................    $3         $647          $284          $  4         $938
                                                     ==         ====          ====          ====         ====

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
(DOLLARS IN MILLIONS)

                                                               2001      2000     1999
                                                              -------   -------   -----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $    76   $    12   $  46
  Adjustments to reconcile net income to net cash used in
    operating activities:
    Depreciation and amortization expenses..................       10        13      14
    Gains (losses) from sale of investments and business,
     net....................................................        1        28      (3)
    Interest credited to policyholder account balances......       24        20      11
    Universal life and investment-type product policy
     fees...................................................     (351)     (272)   (241)
    Change in accrued investment income.....................        1        10      (8)
    Change in premiums and other receivables................      (12)       (2)     25
    Change in deferred policy acquisition costs, net........     (153)     (113)   (186)
    Change in insurance-related liabilities.................      102      (420)    113
    Change in income taxes payable..........................       40       (11)    (27)
    Change in other liabilities.............................      (64)       26      58
  Other, net................................................      (13)       18      19
                                                              -------   -------   -----
Net cash used in operating activities.......................     (339)     (691)   (179)
                                                              -------   -------   -----
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
    Fixed maturities........................................      135       587     114
    Equity securities.......................................       --        35       2
  Purchases of:
    Fixed maturities........................................     (226)      (87)   (158)
    Equity securities.......................................       (5)       (9)    (10)
    Real estate and real estate joint ventures..............       --        --      (3)
  Net change in short-term investments......................       10        53     (10)
  Net change in policy loans................................      (28)      (52)    (46)
  Losses from sale of business, net.........................       --       (54)     --
  Other, net................................................       (7)       (3)     24
                                                              -------   -------   -----
Net cash (used in) provided by investing activities.........     (121)      470     (87)
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits................................................    2,245     1,872     518
    Withdrawals.............................................   (1,669)   (1,532)   (222)
  Financial reinsurance receivables.........................       --        --      33
  Long-term debt repaid.....................................       --       (77)    (13)
  Dividends on preferred stock..............................       (8)      (11)     (9)
                                                              -------   -------   -----
Net cash provided by financing activities...................      568       252     307
Change in cash and cash equivalents.........................      108        30      41
Cash and cash equivalents, beginning of year................      114        84      43
                                                              -------   -------   -----
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $   222   $   114   $  84
                                                              =======   =======   =====
Supplemental disclosures of cash flow information:
  Cash paid during the year for:
    Interest................................................  $     2   $     7   $  --
                                                              =======   =======   =====
    Income taxes............................................  $     7   $    22   $  30
                                                              =======   =======   =====

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

New England Life Insurance Company and its subsidiaries (the "Company" or "NELICO") is a wholly owned stock life insurance subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, fixed annuity contracts, pension products, as well as, group life, medical, and disability coverage. The Company also administers certain business activities for Metropolitan Life.

The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: New England Pension and Annuity Company ("NEPA") and Newbury Insurance Company, Limited ("Newbury") for insurance operations and, through New England Life Holdings, Inc. (a holding company for non-insurance operations) New England Securities Corporation ("NES"), MetLife Advisers LLC ("Advisers"), and NL Holding Corporation ("NL Holding") and its wholly owned subsidiaries Nathan and Lewis Securities, Inc., Nathan and Lewis Associates, Inc. On November 5, 1999 New England Financial Distributors ("NEFD"), a Limited Liability Corporation, was formed in which NELICO owns a majority interest. On October 31, 2000 Exeter Reassurance Co., Ltd, a Bermuda Corporation was sold to MetLife, Inc. the ultimate parent company of NELICO. The principal business activities of the subsidiaries are disclosed below.

NEPA was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

Newbury was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act of 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. Effective September 1, 2000, Newbury began providing errors and omissions coverage to certain of the life insurance agents of MetLife through a facultative reinsurance agreement with Fireman's Fund Insurance Company.

NES, a National Association of Securities Dealers ("NASD") registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission ("SEC"), and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

Advisers, which changed its name from New England Investment Management LLC in May 2001, was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. Advisers was organized to serve as an investment adviser to certain series of the New England Zenith Fund and certain other Metropolitan Life funds. Prior to March 2000, Advisers was named TNE Advisers, Inc.

NL Holding engages in securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. Nathan and Lewis Securities, Inc., a wholly owned subsidiary of NL Holding, is a NASD registered broker/dealer. Nathan & Lewis Associates, a wholly owned subsidiary of NL Holding, is a general insurance agent which sells insurance policies and other insurance related products through its licensed brokers and independent agents.

NEFD, was incorporated in Delaware on November 5, 1999. NEFD is licensed as an insurance agency to facilitate the distribution of insurance and other financial products, including securities.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

BASIS OF PRESENTATION

The accompanying consolidated financial statements include the accounts of NELICO and its subsidiaries, and other limited partnerships in which the Company has a majority voting interest or general partner interest with limited removal rights by limited partners. Intercompany accounts and transactions have been eliminated.

The Company uses the equity method to account for its investments in other limited partnership interests in which it does not have a controlling interest, but has more than a minimal interest.

Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2001 presentation.

INVESTMENTS

The Company's principal investments are in fixed maturities and policy loans, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of income and impairments, determination of fair values. In addition, the earnings on certain investments are dependent upon market conditions that could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets.

The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of accumulated other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

Policy loans are stated at unpaid principal balances.

Short-term investments are stated at amortized cost, which approximates fair value.

Other invested assets are reported at their estimated fair value.

CASH AND CASH EQUIVALENTS

The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from four to seven years for leasehold improvements and three to 15 years for all other property and equipment. Accumulated depreciation of property and equipment and accumulated amortization on leasehold improvements was $54 million and $53 million at December 31, 2001 and 2000, respectively. Related depreciation and amortization expense was $1 million, $9 million and $12 million for the years ended December 31, 2001, 2000 and 1999, respectively.

Computer Software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as, internal and external costs incurred to develop internal-use computer software during the application development stage are capitalized. Such costs are amortized over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $10 million and $1 million at December 31, 2001 and 2000, respectively. Related amortization expense was $8 million, and $2 million for the years ended December 31, 2001, and 2000, respectfully.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

Deferred policy acquisition costs for non-medical health policies are amortized over the estimated life of the policy in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur.

Information regarding deferred policy acquisition costs is as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2001      2000     1999
                                                              ------    ------    ----
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................  $1,021    $  931    $711
Capitalization of policy acquisition costs..................     216       223     217
                                                              ------    ------    ----
    Total...................................................   1,237     1,154     928
                                                              ------    ------    ----
Amortization allocated to:
  Net realized investment gains (losses)....................      --         1      (1)
  Unrealized investment (losses) gains......................     (11)       23     (33)
  Other expenses............................................      63       109      31
                                                              ------    ------    ----
    Total amortization......................................      52       133      (3)
                                                              ------    ------    ----
Balance at December 31......................................  $1,185    $1,021    $931
                                                              ======    ======    ====

Amortization of deferred policy acquisition costs is allocated to:
(1) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been recognized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

Investment gains and losses that relate to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

GOODWILL

The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. Goodwill is amortized on a straight-line basis over 10 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Net balance at January 1....................................    $17       $19       $21
Amortization................................................     (2)       (2)       (2)
                                                                ---       ---       ---
Net balance at December 31..................................    $15       $17       $19
                                                                ===       ===       ===

                                                              DECEMBER 31,
                                                              ------------
                                                              2001    2000
                                                              ----    ----
                                                              (DOLLARS IN
                                                               MILLIONS)
Accumulated amortization....................................   $8      $6
                                                               ==      ==

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

The Company also establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disabled lives. Generally, amounts are payable over an extended period of time and the profitability of the products is dependent on the pricing of the products. Principal assumptions used in pricing policies and in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Differences between the actual experience and assumptions used in pricing the policies and in the establishment of liabilities result in variances in profit and could result in losses.

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 4% to 5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liability range from 4% to 7%.

Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rates used in establishing such liability range from 4% to 7%.

Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 4% to 8%, less expense and mortality charges and withdrawals.

The liability for unpaid claims represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are included in operations in the year such refinements are made.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

DIVIDENDS TO POLICYHOLDERS

Dividends to policyholders are determined annually by the board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

PARTICIPATING BUSINESS

Participating business represented approximately 3% of the Company's life insurance in force, and 9% of the number of life insurance policies in force at December 31, 2001 and 2000. Participating policies represented approximately 52% and 67%, 55% and 65% and 57% and 62% of gross and net life insurance premiums for the years ended December 31, 2001, 2000 and 1999, respectively.

INCOME TAXES

NELICO and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the Internal Revenue Code. Non-includable subsidiaries file either separate or separate consolidated tax returns. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

REINSURANCE

The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

SEPARATE ACCOUNTS

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims, only to the extent the value of such assets exceeds the Separate Account liabilities. Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts, investment income, and realized and unrealized gains and losses on the investments of the Separate Account accrue directly to contract holders and, accordingly, are not reflected in the Company's financial statements. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

APPLICATION OF ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities--an Amendment to FASB Statement No. 133 ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, had no impact to either net income or comprehensive income, as the Company has not entered into any derivative contracts.

Effective April 1, 2001, the Company adopted certain additional accounting and reporting requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125, relating to the derecognition of transferred assets and extinguished liabilities and the reporting of servicing assets and liabilities. The adoption of these requirements had no material impact on the Company's consolidated financial statements.

Effective January 1, 2000, the Company adopted Statement of Position 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that (i) transfer only significant timing risk, (ii) transfer only significant underwriting risk, (iii) transfer neither significant timing nor underwriting risk and (iv) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

Effective April 1, 2001, the Company adopted Emerging Issues Task Force Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 had no material impact on the Company's consolidated financial statements.

In June 2001, the FASB issued SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS No. 141, which was generally effective July 1, 2001, requires the purchase method of accounting for all business combinations and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. SFAS No. 142, effective for fiscal years beginning after December 15, 2001, eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. Amortization of goodwill and other intangible assets was $2 million for the years ended December 31, 2001, 2000 and 1999. These amounts are not necessarily indicative of the amortization that will not be recorded in future periods in accordance with SFAS 142. The Company is in the process of developing a preliminary estimate of the impact of the adoption of SFAS 142 but has not yet finalized the effect, if any, on its consolidated financial statements. The Company has determined that there will be no significant reclassifications between goodwill and other intangible asset balances and no significant impairment of other intangible assets as of January 1, 2002. The Company will complete the first step of the impairment test, the comparison of the reporting units' fair value to carrying value, by June 30, 2002 and, if necessary, will complete the second step, the estimate of goodwill impairment, by December 31, 2002.

Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the Securities and Exchange Commission's views in applying generally accepted accounting principals to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

In July 2001, the SEC released Staff Accounting Bulletin No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

In October 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. SFAS 144 must be adopted beginning January 1, 2002. The adoption of SFAS 144 by the Company is not expected to have a material impact on the Company's consolidated financial statements at the date of adoption.

2. INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

Fixed maturities and equity securities at December 31, 2001 were as follows:

                                                                              GROSS
                                                               COST OR      UNREALIZED
                                                              AMORTIZED    ------------    ESTIMATED
                                                                COST       GAIN    LOSS    FAIR VALUE
                                                              ---------    ----    ----    ----------
                                                                       (DOLLARS IN MILLIONS)
Fixed maturities:
  U.S. Treasury Securities and obligations of U.S.
    Government corporations and agencies....................    $ 21        $1      $--       $ 22
  Foreign governments.......................................       2        --      --           2
  Corporate.................................................     181         6       3         184
  Mortgage- and asset-backed securities.....................      86        --      --          86
  Other.....................................................      50         1       1          50
                                                                ----        --      --        ----
    Total fixed maturities..................................    $340        $8      $4        $344
                                                                ====        ==      ==        ====
Equity securities:
  Common stocks.............................................    $ 30        $--     $3        $ 27
                                                                ----        --      --        ----
    Total equity securities.................................    $ 30        $--     $3        $ 27
                                                                ====        ==      ==        ====

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Fixed maturities and equity securities at December 31, 2000 were as follows:

                                                                              GROSS
                                                               COST OR      UNREALIZED
                                                              AMORTIZED    ------------    ESTIMATED
                                                                COST       GAIN    LOSS    FAIR VALUE
                                                              ---------    ----    ----    ----------
                                                                       (DOLLARS IN MILLIONS)
Fixed maturities:
  U.S. Treasury Securities and obligations of U.S.
    Government corporations and agencies....................    $ 28        $--     $--       $ 28
  Foreign governments.......................................      26        --       1          25
  Corporate.................................................     171         2       6         167
  Mortgage- and asset-backed securities.....................      25         1       1          25
                                                                ----        --      --        ----
    Total fixed maturities..................................    $250        $3      $8        $245
                                                                ====        ==      ==        ====
Equity securities:
  Common stocks.............................................    $ 26        $2      $4        $ 24
                                                                ----        --      --        ----
    Total equity securities.................................    $ 26        $2      $4        $ 24
                                                                ====        ==      ==        ====

The cost or amortized cost and estimated fair value of bonds at December 31, 2001, by contractual maturity date are shown below:

                                                               COST OR
                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
                                                               (DOLLARS IN MILLIONS)
Due in one year or less.....................................    $ 19          $ 19
Due after one year through five years.......................      76            79
Due after five years through ten years......................     107           108
Due after ten years.........................................      52            52
                                                                ----          ----
    Total...................................................     254           258
Mortgage- and asset-backed securities.......................      86            86
                                                                ----          ----
    Total fixed maturities..................................    $340          $344
                                                                ====          ====

Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

Sale of securities classified available-for-sale as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Proceeds....................................................  $127      $119      $67
Gross realized gains........................................     2         1        2
Gross realized losses.......................................     2         1        1

Gross investment losses above exclude write-downs of $1 million recorded during 2001 for other than temporarily impaired available-for-sale securities of $1 million. There were no write-downs recorded for the years ended December 31, 2000 and 1999.

Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $6 million at December 31, 2001 and 2000.

NET INVESTMENT INCOME

The components of net investment income were as follows:

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $23       $48       $54
Equity securities...........................................    1         2        14
Real estate and real estate joint ventures..................   --        --         1
Policy loans................................................   14        12         9
Other limited partnership interests.........................    5         2        (3)
Cash, cash equivalents and short-term investments...........   --        --         3
Other.......................................................    2         4        (4)
                                                              ---       ---       ---
    Total...................................................   45        68        74
Less: Investment expenses...................................    1         5         6
                                                              ---       ---       ---
    Net investment income...................................  $44       $63       $68
                                                              ===       ===       ===

NET INVESTMENT (LOSSES) GAINS

Net investment (losses) gains were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $--       $--       $ 1
Equity securities...........................................   --       (28)       --
Other.......................................................   (1)       (1)        3
                                                              ---       ----      ---
    Total...................................................   (1)      (29)        4
Amounts allocable to deferred policy costs..................   --         1        (1)
                                                              ---       ----      ---
    Net investment (losses) gains...........................  $(1)      $(28)     $ 3
                                                              ===       ====      ===

Investment (losses) gains have been reduced by deferred policy acquisition costs amortization to the extent that such amortization results from realized investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

NET UNREALIZED INVESTMENT GAINS (LOSSES)

The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................   $4       $(5)      $(35)
Equity securities...........................................   (3)       (2)         3
Other invested assets.......................................   (2)       --         --
                                                               --       ---       ----
    Total...................................................   (1)       (7)       (32)
                                                               --       ---       ----
Amounts allocable to
    Deferred policy acquisition costs.......................    5        (6)        17
Deferred income taxes.......................................   --         4          4
                                                               --       ---       ----
    Total...................................................    5        (2)        21
                                                               --       ---       ----
    Net unrealized investment gains (losses)................   $4       $(9)      $(11)
                                                               ==       ===       ====

The changes in net unrealized investment gains (losses) were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................  $(9)      $(11)     $ 17
Unrealized gains (losses) during the year...................    6        25        (74)
Unrealized gains (losses) relating to
    Deferred policy acquisition costs.......................   11       (23)        33
Deferred income taxes.......................................   (4)       --         13
                                                              ---       ----      ----
Balance at December 31......................................  $ 4       $(9)      $(11)
                                                              ===       ====      ====
Net change in unrealized investment gains (losses)..........  $13       $ 2       $(28)
                                                              ===       ====      ====

3. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Amounts related to the Company's financial instruments were as follows:

                                                              CARRYING    ESTIMATED
                                                               VALUE      FAIR VALUE
                                                              --------    ----------
                                                              (DOLLARS IN MILLIONS)
DECEMBER 31, 2001
Assets:
  Fixed maturities..........................................    $344         $344
  Equity securities.........................................      27           27
  Policy loans..............................................     262          262
  Cash and cash equivalents.................................     222          222
Liabilities:
  Policyholder account balances.............................     228          222

                                                              CARRYING    ESTIMATED
                                                               VALUE      FAIR VALUE
                                                              --------    ----------
                                                              (DOLLARS IN MILLIONS)
DECEMBER 31, 2000
Assets:
  Fixed maturities..........................................    $245         $245
  Equity securities.........................................      24           24
  Policy loans..............................................     234          234
  Short-term investments....................................      10           10
  Cash and cash equivalents.................................     114          114
Liabilities:
  Policyholder account balances.............................     101           99

The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

POLICY LOANS

The carrying value of policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

4. EMPLOYEE BENEFIT PLANS

Effective January 1, 2001, the Company's employees became employees of Metropolitan Life and in connection with this transition the New England Life Insurance Company Retirement Plan and Trust ("NEF Retirement Plan") merged into the Metropolitan Life Retirement Plan for United States Employees ("Retirement Plan") and the New England 401K Plan and Trust ("NEF 401k Plan") merged into the Savings and Investment Plan for Employees of Metropolitan Life and Participating Affiliates ("SIP"). Retirement benefits are based primarily on years of service and the employee's average salary.

                                                                         DECEMBER 31,
                                                              -----------------------------------
                                                              PENSION BENEFITS     OTHER BENEFITS
                                                              -----------------    --------------
                                                               2001       2000     2001     2000
                                                              -------    ------    -----    -----
                                                                     (DOLLARS IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year...........   $ 286      $254     $ 45     $ 47
  Service cost..............................................      --         7       --        1
  Interest cost.............................................      --        20        1        3
  Actuarial losses (gains)..................................      --        13       (1)      (2)
  Transfers out of controlled group.........................    (286)       --      (31)      --
  Benefits paid.............................................      --        (8)      (1)      (4)
                                                               -----      ----     ----     ----
Projected benefit obligation at end of year.................      --       286       13       45
                                                               -----      ----     ----     ----
Change in plan assets:
Contract value of plan assets at beginning of year..........     213       210       --       --
  Actuarial return on plan assets...........................      --         6       --       --
  Employer and participant contribution.....................      --         5       --       --
  Transfers out of controlled group.........................    (213)       --       --       --
  Benefits paid.............................................      --        (8)      --       --
                                                               -----      ----     ----     ----
Contract value of plan assets at end of year................      --       213       --       --
Under funded................................................      --       (73)     (13)     (45)
                                                               -----      ----     ----     ----
Unrecognized net actuarial losses (gains)...................      --        32      (18)     (21)
Unrecognized prior service cost.............................      --        15       --       --
                                                               -----      ----     ----     ----
Accrued benefit cost........................................   $  --      $(26)    $(31)    $(66)
                                                               =====      ====     ====     ====
Accrued liability pension cost..............................   $  --      $ (3)
Non-qualified plan accrued pension cost.....................      --       (23)
                                                               -----      ----
Accrued Liability...........................................   $  --      $(26)
                                                               =====      ====

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                                   NON-QUALIFIED
                                                QUALIFIED PLAN          PLAN             TOTAL
                                                ---------------    --------------    -------------
                                                2001      2000     2001     2000     2001    2000
                                                -----    ------    -----    -----    ----    -----
                                                              (DOLLARS IN MILLIONS)
Aggregate projected benefit obligation........   $--     $(245)     $--     $(41)     $--    $(286)
Aggregate contract value of plan assets
  (principally Company contracts).............   --        213      --        --      --       213
                                                 --      -----      --      ----      --     -----
Under funded..................................   $--     $ (32)     $--     $(41)     $--    $ (73)
                                                 ==      =====      ==      ====      ==     =====

The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                              PENSION BENEFITS    OTHER BENEFITS
                                                              ----------------    --------------
                                                               2001      2000     2001     2000
                                                              ------    ------    -----    -----
                                                                    (DOLLARS IN MILLIONS)
Weighted average assumptions at December 31,
Discount rate...............................................    N/A      7.75%    7.40%    7.50%
Expected rate of return on plan assets......................    N/A      9.00%     N/A      N/A
Rate of compensation increase...............................    N/A      5.50%     N/A      N/A

The assumed health care cost trend rate used in measuring the accumulated non-pension post-retirement benefit obligation was generally 9.5% in 2001, gradually decreasing to 5% in 2010 and generally 7% in 2000, gradually decreasing to 5% over five years.

Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have no material effect on the health care plans.

The components of periodic benefit costs were as follows:

                                       PENSION BENEFITS         OTHER BENEFITS
                                     --------------------    --------------------
                                     2001    2000    1999    2001    2000    1999
                                     ----    ----    ----    ----    ----    ----
                                                (DOLLARS IN MILLIONS)
Service cost.......................  --        7       8      --       1       1
Interest cost......................  --       20      18       1       3       3
Expected return on plan assets.....  --      (19)    (15)     --      --      --
Amortization of prior actuarial
  gains............................  --        1       1      (1)     (1)     (1)
                                     --      ---     ---      --      --      --
Net periodic benefit cost..........  --        9      12      --       3       3
                                     ==      ===     ===      ==      ==      ==

SAVINGS AND INVESTMENT PLANS

The Company sponsored savings and investment plans for substantially all employees under which the Company matched a portion of employee contributions. The Company contributed $2 million, for the years ended December 31, 2000 and 1999. As previously stated, the NEF 401K Plan was merged into Metropolitan Life's SIP plan effective January 1, 2001. All contributions to the SIP plan are made by Metropolitan Life.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

5. SEPARATE ACCOUNTS

Separate accounts reflect non-guaranteed separate accounts totaling $5,725 million and $5,651 million at December 31, 2001 and 2000, respectively, for which the policyholder assumes the investment risk.

Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $48 million, $46 million and $37 million for the years ended December 31, 2001, 2000 and 1999, respectively.

6. COMMITMENTS AND CONTINGENCIES

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of less than one million in 2001, 2000, and 1999.

Various litigation, claims and assessments against the Company, in addition to those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

In some of the matters referred to above, large and/or indeterminate amounts, including punitive damages and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular annual periods.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

7. INCOME TAXES

The provision for income tax expense in the consolidated statements of income is shown below:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Current:
  Federal...................................................    $(2)     $ 36       $21
                                                                ---      ----       ---
                                                                 (2)       36        21
                                                                ---      ----       ---
Deferred:
  Federal...................................................     44       (12)        8
  State and local...........................................     --         1        --
                                                                ---      ----       ---
                                                                 44       (11)        8
                                                                ---      ----       ---
Provision for income taxes..................................    $42      $ 25       $29
                                                                ===      ====       ===

Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes are as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Tax provision at U.S. statutory rate........................    $42       $13       $26
Tax effect of:
  Tax exempt investment income..............................     (2)       --        --
  Sale of Subsidiaries......................................     --        10        --
  Other, net................................................      2         2         3
                                                                ---       ---       ---
Provision for income taxes..................................    $42       $25       $29
                                                                ===       ===       ===

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                2001          2000
                                                              --------      --------
                                                              (DOLLARS IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables..................    $284          $283
  Tax loss carry-forwards...................................      10            10
  Net unrealized investment losses..........................      --             4
  Other.....................................................      20            11
                                                                ----          ----
                                                                 314           308
                                                                ----          ----
  Less: valuation allowance.................................      10            10
                                                                ----          ----
                                                                 304           298
                                                                ----          ----
Deferred income tax liabilities:
  Investments...............................................       6             2
  Deferred policy acquisition costs.........................     344           298
  Other.....................................................      22            18
                                                                ----          ----
                                                                 372           318
                                                                ----          ----
Net deferred tax liability..................................    $(68)         $(20)
                                                                ====          ====

8. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

The Company assumes and cedes reinsurance with other insurance companies. The company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The consolidated statements of income are presented net of reinsurance ceded.

The effect of reinsurance on premiums earned is as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2001      2000     1999
                                                              ------    ------    -----
                                                                (DOLLARS IN MILLIONS)
Direct premiums.............................................  $ 305     $ 221     $163
Reinsurance assumed.........................................    (10)       11       58
Reinsurance ceded...........................................   (178)     (107)     (97)
                                                              -----     -----     ----
Net premiums................................................  $ 117     $ 125     $124
                                                              =====     =====     ====
Reinsurance recoveries netted against policyholder
  benefits..................................................  $ 102     $  73     $ 52
                                                              =====     =====     ====

Reinsurance recoverables, included in premiums and other receivables, were $94 million and $80 million at December 31, 2001 and 2000 respectively.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The following provides an analysis of the activity in the liability for benefits relating to group accident and non-medical health policies and contracts:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
BALANCE AT JANUARY 1........................................  $ 4       $ 4       $ 2
  Reinsurance recoverables..................................   (3)       (3)       (1)
                                                              ---       ---       ---
NET BALANCE AT JANUARY 1....................................    1         1         1
                                                              ---       ---       ---
Incurred related to:
  Current year..............................................    1        --        --
                                                              ---       ---       ---
                                                                1        --        --
                                                              ---       ---       ---
NET BALANCE AT DECEMBER 31..................................    2         1         1
  Add: Reinsurance recoverables.............................    5         3         3
                                                              ---       ---       ---
BALANCE AT DECEMBER 31......................................  $ 7       $ 4       $ 4
                                                              ===       ===       ===

9. OTHER EXPENSES

Other operating costs and expenses consisted of the following:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Compensation................................................  $ 106     $  92     $  97
Commissions.................................................    224       234       195
Interest and debt issue costs...............................      2         6         5
Amortization of policy acquisition costs....................     63       109        31
Capitalization of policy acquisition costs..................   (216)     (223)     (217)
Rent, net of sublease income................................     20        48         6
Insurance taxes, licenses, and fees.........................     23        27        21
Other.......................................................    261       197       213
                                                              -----     -----     -----
  Total other expenses......................................  $ 483     $ 490     $ 351
                                                              =====     =====     =====

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

10. STATUTORY FINANCIAL INFORMATION

The reconciliation of statutory surplus and statutory net income, determined in accordance with accounting practices prescribed or permitted by the Massachusetts Department of Insurance with such amounts determined in conformity with accounting principles generally accepted in the United States of America were as follows:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                2001         2000
                                                              ---------    ---------
                                                              (DOLLARS IN MILLIONS)
Statutory capital and surplus...............................   $  364       $  353
GAAP adjustments for:
  Future policy benefits and policyholders account
    balances................................................     (325)        (338)
  Deferred policy acquisition costs.........................    1,185        1,021
  Deferred income taxes.....................................      (88)         (20)
  Valuation of investments..................................        2           (5)
  Statutory asset valuation reserves........................       12           16
  Other, net................................................     (212)        (170)
                                                               ------       ------
Stockholder's Equity........................................   $  938       $  857
                                                               ======       ======

                                                                   DECEMBER 31,
                                                              ----------------------
                                                              2001    2000     1999
                                                              ----    -----    -----
                                                              (DOLLARS IN MILLIONS)
Net change in statutory capital and surplus.................  $11     $ (11)   $ (41)
GAAP adjustment for:
  Future policy benefits and policyholders account
    balances................................................   26      (311)    (296)
  Deferred policy acquisition costs.........................  153       177      186
  Deferred income taxes.....................................  (44)       11       (8)
  Valuation of investments..................................    8       (61)      14
  Other, net................................................  (78)      207      191
                                                              ----    -----    -----
Net Income..................................................  $76     $  12    $  46
                                                              ====    =====    =====

In March 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification"). Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, became effective January 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Commonwealth of Massachusetts Division of Insurance (the "Division") requires adoption of Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The adoption of the Codification, as modified by the Division increased the Company's statutory capital and surplus by approximately $32 million, as of January 1, 2001. Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory capital and surplus.

11. OTHER COMPREHENSIVE INCOME (LOSS)

The following table sets forth the reclassification adjustments required for the years ended December 31, 2001, 2000 and 1999 to avoid double-counting in other comprehensive income (loss) items that are included as part of

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              2001     2000     1999
                                                              -----    -----    -----
                                                               (DOLLARS IN MILLIONS)
Holding gains (losses) on investments arising during the
  year......................................................  $ 20     $ 23     $(72)
Income tax effect of holding gains or losses................    (5)      16       22
Reclassification adjustments:
  Recognized holding losses (gains) included in current year
    income..................................................   (12)      --       (3)
  Amortization of premium and discount on investments.......    (1)      --       --
  Recognized holding (losses) gains allocated to other
    policyholder amounts....................................    --       --        1
  Income tax effect.........................................     3       --        1
Allocation of holding losses (gains) on investments relating
  to other policyholder amounts.............................    11      (23)      33
Income tax effect of allocation of holding gains or losses
  to other policyholder amounts.............................    (3)     (14)     (10)
                                                              ----     ----     ----
Net unrealized investment gains (losses)....................    13        2      (28)
                                                              ----     ----     ----
Other comprehensive income (loss)...........................  $ 13     $  2     $(28)
                                                              ====     ====     ====

12. RELATED PARTY TRANSACTIONS

Effective 2001, Metropolitan Life and the Company entered into a Master Service Agreement for Metropolitan Life to provide all administrative, accounting, legal and similar services to the Company. This Agreement replaced the former Administrative Services Agreement ("ASA") under which the Company provided such services for certain Metropolitan Life life insurance and annuity contracts defined in the ASA. Metropolitan Life charged the Company $73 million for administrative services in 2001. The Company charged Metropolitan Life $164 million and $161 million for administrative services for 2000 and 1999, respectively. In addition, $61 million and $9 million for 2000 and 1999, respectively, were charged to Metropolitan Life by the Company for other miscellaneous services. These services were charged based upon direct costs incurred. Service fees charged to Metropolitan Life were recorded by NELICO as a reduction in operating expenses. Management believes intercompany expenses are calculated on a reasonable basis, however these costs may not necessarily be indicative of the costs that would be incurred if the Company operated on a standalone basis.

The Company has preferred stock outstanding of $200 million owned by MetLife Credit Corporation. The Company paid $8 million, $11 million and $9 million of dividends on the preferred stock in 2001, 2000 and 1999, respectively.

During 1998 the Company acquired NL Holding and entered into employment agreements with key individuals of NL Holding. The Company paid $5 million in 2001, made no payments in 2000 and paid $3 million in 1999 under these agreements, which expired in 2001.

Commissions earned by NES from sales of New England Funds ("NEF") shares, a subsidiary of MetLife through October 2000, were $12 million in 2000 and 1999, respectively. NES earned asset-based income of $10 million, and $11 million on average assets under management with NEF of approximately $3,500 million and $4,500 million in 2000 and 1999, respectively.

Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

13. BUSINESS SEGMENT INFORMATION

The Company provides insurance and financial services to customers primarily in the United States. The Company's core businesses are divided into five segments:
Individual Life, Individual Annuity, Group Pension, Group Accident and Health, and Corporate. These segments are managed separately because either they provide different products and services, require different strategies, or have different technology requirements.

Individual Life sells primarily variable life as well as traditional life policies. Individual Annuity sells a variety of fixed annuity and variable annuity contracts. Group Pension sells a variety of group annuity and pension contracts to corporations and other institutions. Group Accident and Health provides group life, medical, and disability contracts to corporations and small businesses. Through its Corporate segment, the Company reports the operating results of subsidiaries as well as items that are not allocated to any of the business segments.

Set forth in the following tables is certain financial information with respect to the Company's operating segments for the years ended December 31, 2001, 2000 and 1999. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations after income taxes. The Company does not allocate non-recurring items to the segments.

Allocation of net investment income and net investment gains (losses) were based on the amount of assets allocated to each segment. Other costs and operating costs were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

                                                                                             CORPORATE
AT OR FOR THE YEAR ENDED                    INDIVIDUAL   INDIVIDUAL    GROUP      GROUP         AND
DECEMBER 31, 2001                              LIFE       ANNUITY     PENSION   LIFE, A&H   SUBSIDIARIES   TOTAL
------------------------                    ----------   ----------   -------   ---------   ------------   ------
                                                                    (DOLLARS IN MILLIONS)
Premiums..................................    $   73       $    1     $   --       $42         $    1      $  117
Universal life and investment-type product
  policy fees.............................       247           30         10        --             64         351
Net investment income.....................        (6)           3          3         1             43          44
Other revenues............................         6            3          4        10            198         221
Net investment gains (losses).............         2           --         --        --             (3)         (1)
Policyholder benefits and claims..........        69            2         (2)       32              3         104
Interest credited to policyholder.........        18            3          3        --             --          24
Policyholders' Dividends..................         3           --         --        --             --           3
Other Expenses............................       160           32          7        13            271         483
Income (loss) before provision for income
  taxes...................................        72           --          9         8             29         118
Provision (benefit) for income taxes......        24           --          3         3             12          42
Net income (loss).........................        48           --          6         5             17          76
Total assets..............................     3,704        2,047      1,252        48          1,001       8,052
Deferred policy acquisition costs.........     1,062          101         11         5              6       1,185
Separate account assets...................     2,709        1,834      1,182        --             --       5,725
Policyholder liabilities..................       894          182         47        42             39       1,204
Separate account liabilities..............     2,709        1,834      1,182        --             --       5,725

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

                                                                                             CORPORATE
AT OR FOR THE YEAR ENDED                    INDIVIDUAL   INDIVIDUAL    GROUP      GROUP         AND
DECEMBER 31, 2000                              LIFE       ANNUITY     PENSION   LIFE, A&H   SUBSIDIARIES   TOTAL
------------------------                    ----------   ----------   -------   ---------   ------------   ------
                                                                    (DOLLARS IN MILLIONS)
Premiums..................................    $   70       $   --      $ --       $ 36          $ 19       $  125
Universal life and investment-type product
  policy fees.............................       210           25         7         --            30          272
Net investment income.....................       (13)          (1)        1         --            76           63
Other revenues............................        11           10         7          8           247          283
Net investment gains (losses).............        35            2        (2)        --           (63)         (28)
Policyholder benefits and claims..........        83            6        --         31            30          150
Interest credited to policyholder.........        13            2         3         --             2           20
Policyholders' Dividends..................         3           --        --         --            15           18
Other Expenses............................       153           33         8         13           283          490
Income (loss) before provision for income
  taxes...................................        61           (5)        2         --           (21)          37
Provision (benefit) for income taxes......         9           (3)        2         --            17           25
Net income (loss).........................        52           (2)       --         --           (38)          12
Total assets..............................     3,634        1,788       773        406           962        7,563
Deferred policy acquisition costs.........       915           83        11         12            --        1,021
Separate account assets...................     2,879        1,704       726        342            --        5,651
Policyholder liabilities..................       676           70        38         58            11          853
Separate account liabilities..............     2,879        1,704       726        342            --        5,651

                                                                                             CORPORATE
AT OR FOR THE YEAR ENDED                    INDIVIDUAL   INDIVIDUAL    GROUP      GROUP         AND
DECEMBER 31, 1999                              LIFE       ANNUITY     PENSION   LIFE, A&H   SUBSIDIARIES   TOTAL
------------------------                    ----------   ----------   -------   ---------   ------------   ------
                                                                    (DOLLARS IN MILLIONS)
Premiums..................................    $   63       $   --      $ --       $ 29         $   32      $  124
Universal life and investment-type product
  policy fees.............................       198           17         4         --             22         241
Net investment income.....................       (31)          --        --         --             99          68
Other revenues............................        23            7         3         34            148         215
Net investment gains (losses).............        --           --        --         --              3           3
Policyholder benefits and claims..........       125            5        --         24             39         193
Interest credited to policyholder.........         9            2         1         --             (1)         11
Policyholders' Dividends..................         2           --        --         --             19          21
Other Expenses............................       123           22         6         36            164         351
Income (loss) before provision for income
  taxes...................................        (6)          (5)       --          3             83          75
Provision (benefit) for income taxes......         1           (2)       --          1             29          29
Net income (loss).........................        (7)          (3)       --          2             54          46
Total assets..............................     3,276        1,441       569        266          1,579       7,131
Deferred policy acquisition costs.........       772           63        10          9             77         931
Separate account assets...................     2,705        1,399       518        218             --       4,840
Policyholder liabilities..................       536           44        45         44            518       1,187
Separate account liabilities..............     2,705        1,399       518        218             --       4,840

Revenues derived from any single customer do not exceed 10% of the total consolidated revenues for the years presented. Revenues were predominantly generated from United States activity. Activity from other geographic locations did not exceed 10% for any geographic location.